MFS[RegTM]/Sun Life Series Trust

SEMIANNUAL REPORT o June 30, 2000







Capital Opportunities Series
Equity Income Series
International Growth Series
Massachusetts Investors Growth Stock Series
New Discovery Series
Research Growth and Income Series
Research International Series
Strategic Growth Series
Technology Series
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MFS Original Research[RegTM]
Research has been central to investment management
at MFS since 1932, when we created
one of the first in-house research               [Circular Graphic with words:
departments in the mutual fund                    ORIGINAL RESEARCH MAKES A
industry. Original ResearchSM at                  DIFFERENCE
MFS is more than just crunching                   MFS[SM]]
numbers and creating economic
models: it's getting to know each
security and each company personally.



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           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
        ---------------------------------------------------------------

Letter from the President

Dear Contract Owners,

I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. Volatility can be a good thing

We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. Invest for the long term

You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. Invest regularly

Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy units. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the unit cost fluctuates, you end up with an average unit cost to you that is lower than the average unit price over your investment period.1 If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. Diversify

One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.2 For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the `80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ C. James Prieur


C. James Prieur
President of the MFS[RegTM]/Sun Life Series Trust

July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

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Letter from the President -- continued

(2) Source: Lipper Inc. Decade performance: '80s--12/31/79-12/31/89, '90s--12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. Past performance is no guarantee of future results.

Investments in variable annuities will fluctuate and may be worth more or less upon redemption.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

Management Review and Outlook

Capital Opportunities Series

For the six months ended June 30, 2000, the series provided a total return of 7.98%, which compares to a return of 2.53% for the average multi-cap core portfolio tracked by Lipper Inc., an independent firm that reports performance. The series' return also compares to a -0.42% return over the same period for the series' benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

The market was extremely volatile over the period, driven mainly by interest-rate concerns. Technology and telecommunications stocks led the market between November and March, as interest rates climbed and investors abandoned stocks in more economically sensitive sectors. Valuations in the technology and telecommunications sectors reached what seemed like ridiculously high levels, especially given that many companies showed no sign of being profitable anytime soon. Investors finally got nervous and started selling technology and telecom names, leading to volatility in the S&P 500 through much of the spring. This shift caused some liquidity problems in the market -- especially among small- and mid-cap names. As technology stocks slid, safe-haven sectors like drugs, utilities, and food benefited. In May, we finally started seeing data that suggested the economy was slowing. This led to speculation that the Federal Reserve Board (the Fed) might be nearing the end of its interest rate hikes, and investors began moving back into technology stocks.

We stuck to our disciplined investment strategy, buying stocks with strong earnings growth that were selling at reasonable prices and selling them when we felt they were fully valued. We tried not to get caught up in the herd instinct known as momentum buying. Instead, we took advantage of stock price weakness to buy names that we liked. A good example is Corning, a position we started adding to back in January. We believe this is a company that is mostly known for its plasticware, when in fact it's the leading manufacturer worldwide of the fiber used in the fiber-optic networks being built for high-speed data and Internet transmission. Its stock price bounced around a lot during the technology debacle. But earnings accelerated during the spring, and more investors began to understand the importance of Corning's fiber business. Several other large investments also did quite well, including Mannesmann, a German wireless and wireline company that was bought out at a nice premium by Vodafone AirTouch PLC, a leading international mobile telecom provider.

During the recent volatility, we maintained a sizable stake in the telecommunications and technology sectors but used the volatility to change our holdings. We sold positions whose quality we were concerned about and trimmed stocks that had held up well, including well-known names such as Oracle and Cisco. We used the proceeds to buy stocks like Vodafone that we liked but hadn't had big positions in because they had been too expensive. We also bought some lesser-known names at what we thought were attractive prices. Among them were ADC Telecommunications, a networking stock; Telesystem International Wireless, a small Canadian cellular company with investments in Eastern Europe, Brazil, and Asia; and Cabletron Systems, a mid-size company involved in both networking and high-end consulting. We kept stocks like Nortel Networks -- a Canadian leader in the optical business -- that we thought had strong earnings growth prospects not fully reflected in their stock prices.

Our energy investments contributed to our strong performance during the period. We had more than doubled our energy stake late last year on the expectation that oil prices were bottoming. Our biggest increase was in the oil services area in companies that supply services and equipment for drilling rigs and oil wells. One of our largest investments was Baker Hughes, which was the cheapest stock in its group last fall due mainly to management problems. The stock has since rebounded nicely, thanks to both restructuring and the rally in oil prices this past winter. We also added to exploration and production stocks like Noble Drilling, as well as to natural gas pipeline stocks like Enron, Coastal, and Dynergy -- all of which did quite well during the period.

We continued to find some good buying opportunities overseas, including Samsung Electronics, a South Korean supplier of cellular handsets and memory chips, and NTL, which is involved in acquiring cable firms. We also bought some telecommunications stocks -- including Nextlink and Allegiance Telecom -- when their stock prices nosedived this spring. In the winter, when drug stocks tumbled on worries about changes in Medicare reimbursement policies, we added shares of Pharmacia and Bristol-Myers Squibb. Another area in which we did some selective buying was financial services, where we added to existing holdings like AXA Financial. We also increased our stake in AES, a leading worldwide independent power producer that's benefiting from the deregulation of electric power generation. Many of these stocks have appreciated significantly since we purchased them.

It's impossible to forecast the direction of interest rates or the market. We could well be near the end of the Fed's increases -- which would bode well for the market -- or we could continue to see volatility. Under either scenario, we'll maintain our disciplined investment strategy, looking for earnings growth at a reasonable price wherever we can find it. Our approach is to be patient and not panic even when the market seems like a roller coaster.

Equity Income Series

For the six months ended June 30, 2000, the series provided a total return of 7.17%, which compares to a -1.91% return over the same period for the average equity income portfolio tracked by Lipper Inc. The series' return also compares to a -0.42% return over the same period for the series' benchmark, the S&P 500. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

The series benefited from a broadening of the market during the latter half of the six-month period, which followed a correction in the technology and telecommunications stocks that had led the market earlier in the year. Though the first quarter proved challenging for traditional value sectors like financial services, health care, consumer staples, and industrial goods, once investors began taking interest in areas outside of tech and telecom in late March, the environment became much more favorable for value investors like us.

Our continued focus on high-quality companies with reasonable valuations kept the series well positioned to participate in the areas that recovered as the market broadened, particularly energy, financials, utilities and pharmaceuticals. The series was able to tap into the market recovery among financial stocks because of a big exposure to insurance companies. Insurance companies, along with other interest-rate-sensitive stocks, had been very hard hit during the first quarter. One catalyst for the recovery in this area was a bid made by ING, a Netherlands-based financial institution, for ReliaStar, one of the series' holdings. Not only did that boost the performance of ReliaStar, it helped drive stronger performance among several life insurance companies. A similar recovery in commercial property and casualty insurance companies, driven by the industry's ability to raise prices, helped the performance of the series' holdings in the St. Paul Companies and A.J. Gallagher. Another strong performer was Hartford Financial, a company with a foot in both the life insurance and property and casualty businesses.

During the period, we increased our holdings in energy stocks. This allowed us to take advantage of a rally among companies that benefited from the recovery in oil prices, especially those with exposure to gas. The series' holdings in Phillips, Unocal, and Devon Energy were strong performers during the second quarter. The strength in natural gas pricing also spurred a recovery in other energy names. One particular catalyst for this recovery was the announcement of El Paso Energy's intentions to buy Coastal Corp -- both of which we owned. The announcement of this deal early in the year fueled greater strength in other natural gas- related stocks at the end of March and into the second quarter.

Our anticipation of a recovery among interest-rate-sensitive companies such as electric utilities also proved beneficial for the series' performance. Keyspan Corp. and Pinnacle West were among our stronger performers, boosted by the recovery in the electric utility industry, which was part of the general broadening of the market.

Our investments in drug stocks were also notable outperformers. The drug group as a whole, driven down earlier in the year by political concerns and the market's exclusive focus on technology, began to recover in late March. We increased our biotechnology stock holdings earlier this year, taking advantage of the recovery by tapping the strong performance of companies like Pharmacia and Abbott Laboratories.

We continued to limit our exposure to tech and telecom stocks during the period because we believed that these companies were extremely overvalued. This defensive posture helped the series avoid the negative impact of the correction in these stocks in early March. As for our outlook on technology, while there is no doubt that technology is changing the way companies conduct business, there is a limit to the price investors will pay for these companies' stocks.

With respect to foreign stocks, we continue to believe that it makes sense to look for good value outside of the United States, given that the U.S. market has been such a strong performer for so long. Currently, we have about 17% of the series' portfolio invested outside the United States. We believe that Europe and Japan offer attractive investment opportunities, since they are both still early in the process of restructuring, which entails cutting costs, raising returns, and becoming more shareholder oriented.

Looking ahead, we continue to maintain our bias toward good companies with solid businesses, strong managements, good balance sheets, and strong cash flows. We believe the winners in this volatile market will be those companies offering reasonable valuations, producing real earnings, and providing yield support.

We expect the economy to slow as a result of the Federal Reserve Board's recent interest-rate increases, and we believe that any subsequent increases will cool inflationary pressures. If the economy does indeed slow down, we think the market will continue to be risky for the higher-valued, high-growth areas of the market. For this reason, we continue to be defensive and to diversify outside of technology.

International Growth Series

For the six months ended June 30, 2000, the series provided a total return of 1.00%, which compares to returns over the same period of -3.95% and -4.11%, respectively, for the series' benchmarks, the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index and the Lipper International Portfolios Index. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index of developed-country global stock markets, excluding the United States, Canada, and the South African mining component. The Lipper indices are unmanaged, net-asset-value-weighted indices of the largest qualifying portfolios within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

We feel our strategy of relatively broad sector diversification was a major factor in helping us offer competitive performance in a difficult environment. In Asia and Europe, we witnessed the same market phenomena as in the United
States: high volatility and rotation between new-economy stocks, or companies seen as being technology rich, and old-economy stocks, that is, companies viewed as being technology poor and as having done business the same way for a long time. Through February 2000, we experienced a continuation of the late-1999 rally in new-economy stocks, or what Europeans refer to as TMT: technology, media, and telecommunications. The rally was followed by what we view as a natural correction in high-valuation TMT issues, with money rotating back toward old-economy stocks.

The big drivers of the portfolio's performance early in the period were our TMT holdings. But when we gave back a portion of our TMT gains during the market volatility in late winter and spring, the rotation into old-economy stocks helped some of our other sectors, such as financial services. So we feel conditions during the period supported our long-standing belief that diversification may serve investors well by providing competitive returns over a variety of market cycles. We also took advantage of market volatility to buy shares in what we believed were fundamentally sound companies with depressed stock prices.

A factor that hurt performance, however, was the decline of the euro over the period as the dollar strengthened. Since our results must always be converted back into dollars, any profits we make on European equities are decreased if the euro declines versus the dollar. Conversely, a rising euro would give an extra boost to profits on our European holdings.

Utilities and communications has remained the largest sector in the portfolio. This is actually a byproduct of our style of individual bottom-up stock picking, rather than a top-down decision to overweight a particular sector. Utilities and communications, particularly telecommunications, is simply the area in which we have found the most companies with strong earnings growth prospects at reasonable valuations -- as opposed to some other areas of TMT, where we feel relative valuations are not as compelling.

Although, as we mentioned, these holdings had given up some of their gains late in the period, we still feel very positive about them as a group. Our focus has been largely on wireless carriers and what are called alternative carriers. These are companies that come into a market with new technology, such as all-fiber-optic networks, and are able to undercut the incumbents' prices. Cable & Wireless in the United Kingdom is an example of an alternative carrier. Major wireless carriers that we hold include NTT Mobile Communications, the largest cellular company in Japan, KPN in the Netherlands, and Vodafone AirTouch in the United Kingdom.

The portfolio continued to benefit from research conducted firsthand by MFS analysts around the globe. Fast Retailing is a stock that we think exemplifies how our bottom-up Original ResearchSM may uncover new opportunities in difficult markets. With rising unemployment and a weak economy, we would not generally consider Japan to be a great environment in which to invest in a retail company. But Fast Retailing is a chain of unisex casual clothing stores that has broken out of the traditional Japanese retail mold. By cutting out layers of middlemen, it has been able to undercut department store prices by as much as 50% to 60%. However, until recently, the market's perception seemed to be that the company's stock was already fully valued.

Our retail analyst in Tokyo had been following the stock for some time when he urged us last fall to increase our existing small position in the company. The analyst had been visiting Fast Retailing stores and seeing lines of customers stretching around the block. Conversations with store managers confirmed that the company was experiencing phenomenal sales growth. Further research led us to conclude that Fast Retailing's stock was actually underpriced relative to future earnings, and we strongly increased our position. Subsequently, the market appears to have arrived at a similar opinion, and our holding has appreciated considerably.

On a cautionary note, looking to the period ahead we feel that valuations in the markets are high, so investors should not expect overall returns to be what they've been in the past. That said, we think the prospects for earnings growth have actually improved over the past year for a majority of the companies in which we're invested. Japan has moved from negative to positive earnings growth. In much of the rest of Asia, we've seen continued and accelerating recovery from the regional financial crisis of 1998. And in Europe, our projections of average annual earnings growth have increased from the 8% to 10% range a year ago to 12% to 15% for 2000, a rate we feel may be sustainable into next year.

One factor in our positive outlook is the strong dollar. We talked about this earlier as being, in one respect, a negative for the portfolio. But it is a positive factor for overseas firms competing against dollar-based companies. In the United States, for example, a strong dollar makes imported goods cheaper and therefore more competitive. We also see the establishment of the euro zone as a positive development. We believe it is propelling European companies into a wider marketplace, forcing them to act more competitively and to focus more on delivering stock performance for shareholders. Other factors contributing to our outlook for strong global earnings growth include continued deregulation in many foreign marketplaces and industries, as well as ongoing restructuring in Europe and Asia -- trends that echo earlier developments in the United States that have contributed strongly to our current economic boom.

Massachusetts Investors Growth Stock Series

For the six months ended June 30, 2000, the series provided a total return of 3.75%, which compares to a 2.98% return for the average large-cap growth portfolio tracked by Lipper Inc. The series return also compares to a -0.42% return over the same period for its benchmark, the S&P 500. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender changes.

During a period that included dramatic market volatility, the series outperformed both its benchmark and a majority of its peers. We attribute that to several factors. First, we tend to be well diversified across both companies and sectors; we avoid taking very big positions in any individual holding. In our experience, that mitigates some of the volatility in a down market. Second, we cut back our technology holdings early in the first quarter of 2000 because some of these stocks reached the price targets we had set for them and others, we felt, had risen to overly high valuations. That helped us weather a correction that largely affected technology stocks. Third, we used the correction as an opportunity to add to our positions in what we view as some very good companies at bargain prices. Cisco Systems is one example.

Over the past six months, we think the likelihood of a slowdown in corporate earnings has risen with the Federal Reserve Board's (the Fed's) increases in interest rates. This has led us to increase the portfolio's diversification into sectors we believe may be less exposed to the economic cycle. Two examples are health care and business services.

We increased our weighting in health care stocks mainly by adding pharmaceutical holdings such as Pharmacia and Warner-Lambert. The portfolio profited handsomely when Warner-Lambert's stock rose on the news of its pending acquisition by Pfizer, which was completed in June, and Pfizer remains a significant holding. Short term, we expect there will continue to be a lot of rhetoric out of Washington regarding health care regulation, but in the long term we don't think that will seriously impact what our research indicates are strong earnings outlooks for our pharmaceutical holdings.

Business services companies provide services that enable larger companies to become more efficient by downsizing and outsourcing. Two examples are Computer Sciences, an information technology consulting firm, and Automatic Data Processing, which we feel is the market leader in payroll processing. In addition to their strong growth prospects, we think many business services companies offer relatively predictable, consistent revenues, as much of their work tends to come from long-term contracts.

We continue to have a bullish long-term outlook for the portfolio's technology and telecommunications holdings, although in the short term we feel some of these companies could be sensitive to an economic slowdown. A look at current spending patterns around the world offers a reason for optimism. According to our research, spending on information technology is increasing in every area of the world, and spending in the United States this year is estimated to reach nearly 5% of gross domestic product.

By comparison, however, Europe will spend about half that figure, while Japan and other Asian countries will spend even less. We believe that in the long term these foreign economies will need to dramatically increase their technology spending in order to remain competitive with the United States -- and that a significant portion of that spending may go to companies in our portfolio that are already leaders of the communications and technology revolution, such as Cisco, Nortel, Corning, and Intel.

In describing our overall investment style and strategy, two phrases we often use are "sustainable competitive advantage" and "flexible and opportunistic." What we try to find for the portfolio are good businesses selling at reasonable valuations, and one of our definitions of a good business is one that exhibits a sustainable competitive advantage. Often that's a large market share; we tend to invest in businesses with very few competitors. A patented product is another form of competitive advantage; an example would be a pharmaceutical company with the most effective drug for a certain disease or condition. Lowest cost may be another form of sustainable competitive advantage. Micron Technology, which became one of our top-10 holdings during the period, offers an example. We believe the company has become a dominant global manufacturer of dynamic random access memory (DRAM) computer chips, which are essential components of computer hard drives, wireless phones, and other devices. According to our research, Micron's market share was about 8% in 1997 and is expected to reach nearly 20% this year; globally, it is one of the two lowest-cost producers. It is also the only DRAM manufacturer that has added significant production capacity since 1996, by acquiring a chip factory from Texas Instruments. Currently, demand for DRAM chips is outstripping supply; we feel this situation could continue for some time and lead to dramatic price increases. So we believe Micron has a sustainable competitive advantage as a result of being one of the lowest-cost producers and having a dominant market share of a product experiencing high demand.

Flexible and opportunistic are really two aspects of the same strategy. As long-term investors, we try to buy stocks we believe we can hold for three years or more. But we also recognize that the investing landscape changes daily and has become increasingly volatile in recent years, due largely to the instantaneous flow of large amounts of information. We try to be flexible and take advantage of the opportunities that the market presents, in part by purchasing stocks we believe have strong growth prospects over the long term but are undervalued over the short term -- perhaps because of some negative announcement or what we believe is a false rumor. Everything continues to be driven by our Original ResearchSM; in many cases our analysts have identified companies in which we would like to invest when a drop in their stock price presents us with an opportunity.

New Discovery Series

For the six months ended June 30, 2000, the series provided a total return of 10.14%, which compares to a 9.45% return for the average small-cap growth portfolio tracked by Lipper Inc. The series' return also compares to a 3.04% return over the same period for the series' benchmark, the Russell 2000 Total Return Index (the Russell 2000). The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

Despite a dramatic market correction this past spring, performance of the portfolio remained strong. We feel this was in large measure due to our consistent bottom-up focus on the fundamentals of each individual stock we hold. And although ours is a growth portfolio, we remain constantly vigilant on valuations (prices in relation to projected fundamentals and earnings). In late 1999 and into the first quarter of this year, we felt that even stocks of some sound companies with high growth rates had reached valuations that substantially exceeded what was fundamentally justified. This led us to reduce our exposure to a number of technology issues. In March and April, when it became clear that the Federal Reserve Board (the Fed) was intent upon slowing the growth rate of the economy and muting the wealth effect created by a strong stock market, many of the high valuation stocks that we had previously sold were extremely hard hit. The portfolio's strong relative performance during such difficult periods illustrates how a disciplined, research-driven approach may translate into outperformance during down markets, as well as up markets.

Over the recent period, selected stocks in the energy, business services, and health care sectors were among the portfolio's strongest performers. In the energy sector, our research correctly anticipated last year that rising energy prices would bring many deep-water oil drilling companies and natural gas exploration and production companies out of their cyclical slump. During the second half of 1999, at a time when the market was largely ignoring these stocks, we increased our holdings in oil services firms such as Noble Drilling and Cooper Cameron and natural gas producers such as EOG Resources. Over the first half of 2000, the market apparently recognized the potential of these companies, and their stocks have been strong performers for the portfolio.

Business services companies have been a significant theme in the portfolio for some time. These are firms that design and implement computer and information technology systems for other companies, helping their clients use technology to increase productivity and reduce costs. One characteristic that makes business services companies attractive is their relative predictability of earnings, because much of their income is based on long-term contracts. Because they are selling services more than products, they also appear to be able to ride the technology wave with relatively less risk of a product becoming obsolete.

However, the stocks of many of these firms were beaten down throughout early and mid-1999 due to fears about a Year 2000 (Y2K) related sales slump. We took the view that the Y2K problem was going to be relatively short-lived and, indeed, during late 1999 and the first half of 2000, many of these stocks came back strongly. Among them were software firm CSG Systems, which does billing for cable and telecommunications companies, and Diamond Technology Partners, which helps Fortune 500 companies develop and implement Internet strategies.

In the health care sector, we view several companies in the medical services and medical technology areas as having strong growth potential. These areas have not been staples of many aggressive growth funds in the past year or so, due largely to cutbacks in government reimbursement. In our view, however, there will be tremendous opportunity in this sector as the average American grows older and lives longer and as new technologies become available to treat many conditions more effectively. Caremark Rx, provides an example of how we use our MFS Original Research[RegTM] process to uncover new opportunities.

Caremark was a relatively unknown company in the pharmacy benefit management
(PBM) business. It manages drug benefits for HMOs and employers, addressing an urgent need to contain prescription drug inflation. When we looked at the company, we noted that Caremark was the second largest independent player in a fast-growing industry. Moreover, it was achieving the industry's fastest rate of revenue growth, and it boasted the industry's highest profit margins.

Most importantly, Caremark was relatively unknown to Wall Street. New management had recently taken charge and discontinued some unattractive legacy businesses. Looking more closely, we discovered two important elements of value that hadn't yet impacted the stock price. Firstly was Caremark's chronic disease management business. This unit provides care to patients with chronic diseases, frequently utilizing newly developed biotechnology-based drugs. The valuations of similar public companies suggested this unit might be worth almost Caremark's entire share price at the time of our purchase. Secondly, Caremark's net operating loss carryforward, which had been generated by the discontinued lines of business, could be used to shelter future taxable income. This asset was worth another several dollars per share. Together, the value of these assets suggested that by buying Caremark, we were getting the fast-growing PBM business for free. We thus acquired a sizeable position in Caremark, which has already appreciated considerably this year. We foresee continued strong gains for Caremark in the months ahead.

Looking ahead, we remain confident that small-cap investing presents a compelling combination. In our view, it exposes investors to many of the highest-growth companies in the economy, yet currently offers lower average valuations than large-cap stocks. And even if the economy weakens in response to higher interest rates, we think small caps may continue to enjoy rapid earnings growth. Our experience has been that in a slowing economy, earnings growth may be a bit more resilient among small-cap growth companies because historically they achieve much of their growth based on innovation and seem to be less locked in to the economic cycle.

Research Growth and Income Series

For the six months ended June 30, 2000, the series provided a total return of 1.33%, which compares to a return of -1.64% for the average large-cap value portfolio tracked by Lipper Inc. The series' return also compares to a -0.42% return over the same period for its benchmark, the S&P 500. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

As we have anticipated for some time now, the market's extremely narrow, momentum-driven run in technology and telecommunications stocks couldn't last forever. As the market became increasingly concerned about the valuations of these stocks, our underweighting in these sectors relative to the S&P 500 helped performance. More importantly, our focus on what we believe are reasonably priced companies with reliable earnings growth, strong market positions, innovative products, and management strategies that have adapted their business models to the new economy has worked well in this volatile environment. Finding companies that offer promising growth prospects at reasonable prices is the starting point for our analysts. However, the ultimate goal of our bottom-up fundamental research is to become acutely familiar with the management and long-term business plans of every company we hold in the portfolio. We think this will allow us to find great companies that will outperform over time.

Within technology and telecommunications, we've tended to focus on the industry's more stable, predictable growers -- names such as Intel, Cisco, EMC Corp., Sun Microsystems, and Corning. While some people may argue that stocks such as Intel, Cisco, and Sun are expensive, we see great opportunities in them. Demand for their products and services has been accelerating, their fundamental business prospects have seemed incredibly strong, and we believe they can maintain their leadership positions in their respective businesses. We see impressive demand for EMC's data storage systems continuing to drive strong earnings growth and a similar situation in Corning's fiber-optics business.

We feel there are many different ways to determine a reasonable price for a stock, but a stock is essentially worth the present value of its future earnings. Nevertheless, a lot depends on the size of the opportunity and how quickly we believe the company can capitalize on that growth potential. There are many technology and telecommunications stocks, for example, with high valuations, but from our standpoint some of these stocks are reasonably priced because we feel the opportunities are so compelling.

We've recently increased our position in WorldCom because we think the stock is undervalued. The company's shares have suffered due to antitrust concerns about its acquisition of Sprint PCS and expectations of slower growth in its long-distance business. While the Sprint deal is expected to be called off, we see tremendous growth in the company's Internet-hosting business and strong earnings prospects.

In the first quarter of 2000, we also took advantage of weakness in heathcare stocks to increase our holdings in what we believe are top-notch companies with strong track records, such as Pharmacia and Bristol-Myers Squibb. Some of these stocks rallied in the second quarter, and we still believe they offer further growth opportunities. Despite what we think may be a somewhat less robust environment for consumer spending, we also like companies such as CVS and Safeway because they're noncyclical businesses. People always need to buy prescriptions, household products, and groceries, regardless of the economic environment. We also happen to think these are two of the best-run companies in their respective industries.

Looking forward, we'll continue to keep a close eye on the managements of the companies, and we are always sensitive to risks in the portfolio. As a result, we will pare back stocks or even eliminate them from the portfolio if they make a big short-term move or exceed our expectations. We're far from greedy, and our goal is to generate consistently competitive returns. We'll also sell a stock if there's been an unanticipated disappointment or we believe its fundamental business prospects have changed, but we try to avoid these situations with our bottom-up research. Our value-oriented approach means that we buy stocks at what we think are inexpensive valuations to begin with, so we don't generally expect much risk of further price deterioration.

Research International Series

For the six months ended June 30, 2000, the series provided a total return of 1.18%, which compares to a return of -4.58% for the average international portfolio tracked by Lipper Inc. The series' return also compares to a -3.95% return over the same period for its benchmark, the MSCI EAFE Index. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

In the first quarter of 2000, we witnessed a continuation of a powerful but narrow worldwide rally in technology, media, and telecommunications (TMT) stocks. The series' significant exposure and favorable stock selection in these sectors, especially in telecommunications and media, produced exceptional performance during this period. However, a more challenging market environment developed in the second quarter of 2000, as TMT stocks seemed to peak in March amid continued upward pressure on interest rates. During April and May, we witnessed significant declines in share prices, with TMT stocks abroad taking their cues from the meltdown in the NASDAQ Composite Index, an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation System.

Despite the selloff in international equity markets during the second quarter, the series managed to produce favorable performance compared to its benchmarks, for a couple of reasons. First, solid stock selection benefited our total return. While international markets experienced broad-based weakness in technology stocks, our holdings in this sector generally held up well. Our large exposure to semiconductor and electronics manufacturers such as Chartered Semiconductor and Samsung continued to experience accelerating earnings growth and provided a boost to performance.

Other factors contributing to performance were the series' broad industry and geographical diversification, which is a byproduct of our bottom-up stock picking style. In the financial sector, large holdings in AXA Group, Skandia, and ING Groep benefited from the corporate restructuring and consolidation trend that the industry has embraced. We're also bullish on the giant financial institution, HSBC Holdings. Despite recent weakness, we believe the former Hongkong Shanghai Bank looks inexpensive given its strong franchise and robust earnings outlook.

Our significant exposure to Japanese stocks such as Chugai Pharmaceutical and Fast Retailing also contributed positively to performance. We added Chugai Pharmaceutical over six months ago because our analysts discovered that, although Chugai's earnings growth was only average or slightly above average, it appeared to have a hidden gem that was not yet reflected in its stock price. GenProbe, a Chugai subsidiary in San Diego, was developing a blood-screening technology that we believe may become a world standard for screening for AIDS and other diseases. As the market has come to recognize the potential of GenProbe, the price of Chugai stock has risen significantly. We believe it has further potential as its blood-screening technology comes closer to its initial product launch. Despite relatively weak consumer spending in Japan, Fast Retailing, the discount-clothing retailer, performed well and has seen huge demand for its products. Although Japan's economic environment remained uncertain, investors have bid up the company's shares because its deep-discount business model is viewed as counter-cyclical.

On the negative side, the series was hurt by its large holdings in Vodafone AirTouch and KPN. We continue to believe that the growth and earnings outlooks for these companies are very positive. In spite of our outlook, however, these stocks were sold off along with most wireless and telephone services companies during the period due to concerns about valuations and the potential escalating costs of third-generation cellular licenses.

Looking forward, we think the pace and benefits of global corporate restructuring and consolidation should accelerate over the next few months. Increasingly, company executives overseas are placing more emphasis on getting the stock prices of their firms higher. The increasing number of corporate announcements from international companies detailing restructuring efforts and mergers and acquisitions is evidence of this trend. Increased competition from abroad has also forced industry consolidation to the forefront of corporate boardrooms.

Other factors that we see benefiting stock prices overseas are accelerating spending on new technology and increased interest in equities. We have found that as companies increase spending on new technology, they generally reduce costs and increase productivity. Just as this trend helped drive the U.S. economy and stock market higher during the '90s, we believe it is starting to benefit foreign corporations and international stock markets. Equity investing is becoming more commonplace in many foreign countries. On the supply side, we've seen an explosion of initial public offerings and new technology such as electronic and Internet trading. This trend has spurred interest in trading, stock market innovation, and even the creation of new stock markets, such as the Neur market in Germany. On the demand side, we believe new tax-advantaged retirement plans as well as investors' desire for higher potential returns could generate increased cash flows into overseas markets.

Strategic Growth Series

For the six months ended June 30, 2000, the series provided a total return of 7.91%, which compares to a 2.98% return for the average large cap growth portfolio tracked by Lipper Inc. The series' return also compares to a -0.42% return over the same period for the series' benchmark, the S&P 500. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender changes.

We believe the portfolio's favorable performance during a period that included a sharp market correction this past spring resulted from both diversification across many sectors and strong stock selection in each of our major sectors. Our holdings included significant investments in the technology, telecommunications, business services, financial services, retailing, and health care sectors. Our overall investment strategy has remained unchanged, despite the market's turbulence. We continue to look for the best growth companies -- companies that we feel are either established leaders in their markets or are poised to become leaders over the next few years. And we believe that the best way to uncover these companies is through MFS Original Research[RegTM].

Although this year's market turbulence has been largely focused on technology stocks, we remain confident that technology is perhaps the strongest long-term growth sector of the economy. In our view, we have been in the midst of a major platform shift from the personal computer to Internet computing that began in the late 1990s. We feel it is critical to be mindful of valuation, but we foresee the potential for significant reward in identifying and investing in companies that have the strategies and execution skills to leverage the growth of the Internet. To some extent the correction in the technology sector presents a good buying opportunity in both existing and new positions.

Despite the recent volatility, our stock picks did well on a relative basis. In our view the issue for the stock market was not that technology trends were weakening, but that valuations had risen to unsustainable levels. According to our research, companies that investors perceived as well positioned to capitalize on the Internet's growth often achieved huge market capitalizations even though they were recently formed, had barely any revenue, and had no earnings. Many of these stocks had phenomenal performance in the fourth quarter of 1999 but were down drastically this year. We attribute part of the portfolio's strong performance to our finding ways to participate in the tremendous growth of the

Internet without falling into the valuation trap of buying over-hyped stocks.

Our investments in areas such as e-commerce software, in stocks such as Oracle, Rational Software, and Siebel Systems, have done well compared to the market and are actually up for the year. Although we expect the technology sector to remain volatile, we think there will continue to be groups of stocks that outperform. We will look for these types of investments, and we expect technology to remain at about 40% of assets.

Business services is another area in which our research has uncovered attractive opportunities. Portfolio holdings in this sector include companies offering services such as credit-card processing (First Data), payroll processing (Automatic Data Processing), bank processing (Fiserv), and mutual fund processing (BISYS). These companies have large client bases and high recurring revenue, providing what we feel is significant visibility into future growth. Despite this attractive business model, many of these stocks suffered in the second half of 1999 because customers deferred purchases due to Year 2000 (Y2K) concerns. With Y2K now behind us, many business services companies are seeing a material pickup in customer interest, which translates into higher bookings. We believe revenue growth should accelerate through the rest of this year, particularly in the second half. On a valuation basis, we feel these stocks remain attractive relative to historical levels and to the broader market.

Technology Series

The series commenced investment operations on June 16, 2000. In our view there are several reasons why an investor might choose a pure technology portfolio, but we believe the primary reason is simple: technology stocks have historically exhibited superior earnings growth. We have solid conviction that, over time, earnings growth is the strongest driver of stock returns. According to our research, the technology sector has had the highest earnings growth rate relative to any other sector in the market. When one looks at the shareholder returns of the historically successful technology stocks, consistently high earnings growth tends to be the driver of outperformance. The series is focused on trying to identify and invest in high earnings growth technology companies early in their life cycles. Fortunately, we have an abundance of investment opportunities in technology, largely due to the emergence of the Internet and an acceleration of technological change.

We think it's also important to recognize that the technology sector includes a breathtaking variety of companies. Technology stocks today encompass about a third of the S&P 500, and more than half of the Russell 1000 Growth Index. (The Russell 1000 Growth Index is a market-weighted total return index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values relative to the companies in the Russell 1000 Value Index. The Russell 1000 Index comprises the 1,000 largest U.S. stocks in terms of market capitalization.) We foresee these percentages continuing to grow as technology sector earnings growth outpaces other sectors.

Our approach to technology investing is simple; we analyze many industries in the technology sector and assess fundamental prospects on a company and industry basis. Industries that we believe have promising fundamentals include Internet infrastructure, storage area networking, wireless communications and equipment, and optical technologies. At the company level, we like to categorize tech stocks into one of five categories based on where a company stands in terms of its development and its business model. These categories are as follows; established leaders, next generation leaders, emerging growth, cycle plays, and special situations.

Established leaders are in the first category. These are the "gorillas" of technology; they tend to be large-cap companies that are dominant in their fields and have fully developed business models. Among these big companies, our research seeks out the few we believe have excellent growth prospects, superior managements, and proven track records. Returns from these stocks have tended to be consistently strong and we have high confidence in their potential to outperform over the long term.

We believe the next two categories, next generation leaders and emerging growth, offer the greatest potential for high returns. Next-generation leaders are companies that are not yet household names but we feel are on the cusp of developing into clear leadership positions in rapidly growing industries. These companies are still developing long-term business models, but our research has given us solid confidence in their fundamentals and future profit potentials. We believe our choices in this category are exhibiting early signs of market leadership or the potential to dominate an emerging high-growth industry. Some of these companies are profitable today, while others may be a few years away from profitability.

Our third category, emerging growth firms, consists of companies in relatively early stages of development. Many of these are newcomers to the public market and are exhibiting rapid growth. However, their long-term positioning and potential profitability may not yet be entirely clear, and we feel we need to follow these companies over time to more clearly understand the investment opportunity. These stocks entail the highest risk in the series, and we invest selectively in this category. Most of these firms are not yet profitable, but we have high confidence in their management teams' vision and ability to execute.

Cycle plays, our fourth category, focuses largely on semiconductor stocks. The semiconductor industry has historically been very cyclical. Our intent in this category is to try to use our research to find individual companies we believe are positioned to benefit from upswings in the cycle, invest in them early in the cycle, and then move out of them before the cycle turns down.

Our final category is special situations. Stocks that fall into this category are what we consider significantly undervalued technology companies suffering from misinformation or negative sentiment. This is a challenging area to invest in, but we tend to find a few ideas each year in which our research uncovers high intrinsic value potential in these stocks. Fundamentals may be currently weak, but we can easily identify catalysts that could result in improving fundamentals or other catalysts that may unlock the hidden value in these special situations.

In our experience, technology over the short term tends to be a sentiment-driven sector, and many variables influence investors' overall sentiment. At this time, we think two main variables will drive near-term performance of the sector: fundamental trends and interest rates. Fortunately, fundamental revenue and earnings growth trends have been excellent and we see this trend continuing. Uncertainty about interest rates has, we believe, caused much of the volatility in technology this year and is likely to continue until the market has a firmer grasp on the U.S. economy and the direction of rates.

We see, however, at least two reasons for continued long-term optimism in the sector. First, we believe the U.S. financial system is sophisticated enough to provide us with a soft landing, in terms of slowing down our economy. Second, and perhaps more important, our research indicates the companies we have invested in are profiting from global technology spending, not just from the current U.S. economic boom. We believe that, especially with Asia coming back from its problems of 1998, technology spending in the rest of the world has the potential to offset a slowing U.S. economy.

                       -----------------------------------

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

Performance Summary

Because MFS[RegTM]/Sun Life Series Trust is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary.)

                   Total Rates of Return through June 30, 2000

Capital Opportunities Series

                            6 Months      1 Year       3 Years         Life*
--------------------------------------------------------------------------------
Cumulative Total Return       +7.98%     +34.82%      +129.64%      +184.33%
--------------------------------------------------------------------------------
Average Annual Total Return      --      +34.82%       +31.93%       +29.24%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, June 3, 1996, through June 30, 2000.


Equity Income Series

                                        6 Months        1 Year         Life*
--------------------------------------------------------------------------------
Cumulative Total Return                   +7.17%        +4.65%       +20.46%
--------------------------------------------------------------------------------
Average Annual Total Return                  --         +4.65%        +9.04%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2000.


International Growth Series(1)

                            6 Months      1 Year       3 Years         Life*
--------------------------------------------------------------------------------
Cumulative Total Return       +1.00%     +31.65%       +31.86%       +34.63%
--------------------------------------------------------------------------------
Average Annual Total Return      --      +31.65%        +9.66%        +7.57%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, June 3, 1996, through June 30, 2000.

Massachusetts Investors Growth Stock Series

                                        6 Months        1 Year         Life*
--------------------------------------------------------------------------------
Cumulative Total Return                   +3.75%       +26.97%       +70.06%
--------------------------------------------------------------------------------
Average Annual Total Return                  --        +26.97%       +28.00%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2000.

New Discovery Series(2)

                                        6 Months        1 Year         Life*
--------------------------------------------------------------------------------
Cumulative Total Return                  +10.14%       +59.91%       +87.44%
--------------------------------------------------------------------------------
Average Annual Total Return                  --        +59.91%       +33.93%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2000.

Research Growth and Income Series

                            6 Months      1 Year       3 Years         Life*
--------------------------------------------------------------------------------
Cumulative Total Return       +1.33%      +0.98%       +44.69%       +47.58%
--------------------------------------------------------------------------------
Average Annual Total Return      --       +0.98%       +13.10%       +13.23%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 13, 1997, through June 30, 2000.

Research International Series(1)

                                        6 Months        1 Year         Life*
--------------------------------------------------------------------------------
Cumulative Total Return                   +1.18%       +39.79%       +47.67%
--------------------------------------------------------------------------------
Average Annual Total Return                  --        +39.79%       +19.87%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2000.

Strategic Growth Series

                                                      6 Months         Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                 +7.91%       +30.89%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, October 29, 1999, through June 30, 2000.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and units, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

(1) Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase unit price volatility. Please see the prospectus for details.

(2) Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase unit price volatility. Please see the prospectus for details.

Portfolio of Investments (Unaudited) -- June 30, 2000
Capital Opportunities Series
Stocks -- 94.1%

Issuer                                                           Shares              Value
U.S. Stocks -- 77.7%
Aerospace -- 1.3%
Boeing Co. ............................................           97,900         $  4,093,444
Honeywell International, Inc. .........................           60,525            2,038,936
United Technologies Corp. .............................           25,100            1,477,762
                                                                                 ------------
                                                                                 $  7,610,142
                                                                                 ------------
Banks and Credit Companies -- 1.2%
Chase Manhattan Corp. .................................          117,750         $  5,423,859
Providian Financial Corp. .............................           20,200            1,818,000
                                                                                 ------------
                                                                                 $  7,241,859
                                                                                 ------------
Biotechnology -- 1.3%
Pharmacia Corp. .......................................          156,521         $  8,090,179
                                                                                 ------------
Business Machines -- 1.3%
Hewlett-Packard Co. ...................................           22,400         $  2,797,200
International Business Machines
  Corp. ...............................................           11,000            1,205,188
Seagate Technology, Inc.* .............................           75,600            4,158,000
                                                                                 ------------
                                                                                 $  8,160,388
                                                                                 ------------
Business Services -- 1.5%
Adelphia Business Solutions* ..........................           59,600         $  1,381,975
BEA Systems, Inc.* ....................................           23,400            1,156,838
Computer Sciences Corp.* ..............................           58,500            4,369,219
Finisar Corp.* ........................................           91,500            2,396,156
                                                                                 ------------
                                                                                 $  9,304,188
                                                                                 ------------
Cellular Telephones -- 2.6%
Motorola, Inc. ........................................          236,160         $  6,863,400
Sprint Corp. (PCS Group)* .............................           77,400            4,605,300
Voicestream Wireless Corp.* ...........................           38,000            4,419,281
                                                                                 ------------
                                                                                 $ 15,887,981
                                                                                 ------------
Computer Hardware -- Systems -- 1.0%
Compaq Computer Corp. .................................           53,800         $  1,375,262
Dell Computer Corp.* ..................................           95,900            4,729,069
                                                                                 ------------
                                                                                 $  6,104,331
                                                                                 ------------
Computer Software --
  Personal Computers -- 0.9%
Mercury Interactive Corp.* ............................            6,700         $    648,225
Microsoft Corp.* ......................................           59,800            4,784,000
                                                                                 ------------
                                                                                 $  5,432,225
                                                                                 ------------
Computer Software -- Services -- 0.6%
EMC Corp.* ............................................           43,600         $  3,354,475
                                                                                 ------------
Computer Software -- Systems -- 3.5%
BMC Software, Inc.* ...................................           74,000         $  2,699,844
Brocade Communications Systems,
  Inc.* ...............................................            5,600            1,027,513
Commerce One, Inc.* ...................................            9,800              444,675
Computer Associates International,
  Inc. ................................................           49,900            2,554,256
Digex, Inc.* ..........................................           44,300            3,009,631
Extreme Networks, Inc.* ...............................           11,200            1,181,600
I2 Technologies, Inc.* ................................           12,650            1,318,960
Oracle Corp.* .........................................           21,300            1,790,531
Redback Networks, Inc.* ...............................            6,800            1,210,400
Siebel Systems, Inc.* .................................           12,800            2,093,600
StorageNetworks, Inc.* ................................            1,000               90,250
Unisys Corp.* .........................................           77,800            1,132,963
VERITAS Software Corp.* ...............................           24,150            2,729,327
                                                                                 ------------
                                                                                 $ 21,283,550
                                                                                 ------------
Conglomerates -- 2.8%
Tyco International Ltd. ...............................          355,952         $ 16,863,226
                                                                                 ------------

Issuer                                                           Shares              Value
U.S. Stocks -- continued
Electrical Equipment
Capstone Turbine Corp.* ...............................              130         $      5,858
                                                                                 ------------
Electronics -- 7.4%
Analog Devices, Inc.* .................................           61,560         $  4,678,560
Applied Materials, Inc.* ..............................           29,384            2,662,925
Atmel Corp.* ..........................................           59,700            2,201,438
Fairchild Semiconductor
  International Co.* ..................................          111,200            4,503,600
Flextronics International Ltd.* .......................           19,100            1,311,931
Intel Corp. ...........................................           31,100            4,157,681
Lam Research Corp.* ...................................           38,500            1,443,750
LSI Logic Corp.* ......................................           83,900            4,541,088
Micron Technology, Inc.* ..............................           76,000            6,692,750
Novellus Systems, Inc.* ...............................           45,700            2,584,906
Sanmina Corp.* ........................................           30,360            2,595,780
Solectron Corp.* ......................................          123,700            5,179,937
Teradyne, Inc.* .......................................           31,800            2,337,300
                                                                                 ------------
                                                                                 $ 44,891,646
                                                                                 ------------
Energy -- 0.9%
Dynegy, Inc. ..........................................           31,500         $  2,151,844
NRG Energy, Inc.* .....................................          176,790            3,226,417
                                                                                 ------------
                                                                                 $  5,378,261
                                                                                 ------------
Entertainment -- 2.2%
Harrah's Entertainment, Inc.* .........................          106,264         $  2,224,902
Hearst-Argyle Television, Inc.* .......................           50,700              988,650
Infinity Broadcasting Corp., "A"* .....................          237,725            8,662,105
Viacom, Inc., "B"* ....................................           22,400            1,527,400
                                                                                 ------------
                                                                                 $ 13,403,057
                                                                                 ------------
Financial Institutions -- 2.3%
Associates First Capital Corp., "A" ...................          165,100         $  3,683,794
Citigroup, Inc. .......................................           53,400            3,217,350
Federal National Mortgage Assn. .......................           36,300            1,894,406
Freddie Mac Corp. .....................................          131,800            5,337,900
                                                                                 ------------
                                                                                 $ 14,133,450
                                                                                 ------------
Financial Services -- 1.1%
AXA Financial, Inc. ...................................          195,100         $  6,633,400
                                                                                 ------------
Insurance -- 2.3%
American International Group, Inc. ....................           22,700         $  2,667,250
Hartford Financial Services Group,
  Inc. ................................................          119,530            6,686,210
Lincoln National Corp. ................................          125,800            4,544,525
                                                                                 ------------
                                                                                 $ 13,897,985
                                                                                 ------------
Internet -- 1.4%
VeriSign, Inc.* .......................................           46,272         $  8,167,008
VIA Net.Works, Inc.* ..................................           35,100              541,856
                                                                                 ------------
                                                                                 $  8,708,864
                                                                                 ------------
Machinery -- 1.1%
Deere & Co., Inc. .....................................           73,700         $  2,726,900
Ingersoll Rand Co. ....................................           95,700            3,851,925
                                                                                 ------------
                                                                                 $  6,578,825
                                                                                 ------------
Medical and Health Products -- 3.0%
American Home Products Corp. ..........................           45,800         $  2,690,750
Bausch & Lomb, Inc. ...................................           50,200            3,884,225
Bristol-Myers Squibb Co. ..............................          111,500            6,494,875
Pfizer, Inc. ..........................................          111,650            5,359,200
                                                                                 ------------
                                                                                 $ 18,429,050
                                                                                 ------------

                                                                          11-COS

Issuer                                                           Shares              Value
U.S. Stocks -- continued
Medical and Health Technology
  and Services -- 0.6%
PE Corp.- PE Biosystems Group .........................           50,800         $  3,346,450
                                                                                 ------------
Metals and Minerals -- 0.3%
Phelps Dodge Corp. ....................................           54,000         $  2,008,125
                                                                                 ------------
Oil Services -- 5.6%
Baker Hughes, Inc. ....................................          353,700         $ 11,318,400
BJ Services Co.* ......................................           30,700            1,918,750
Cooper Cameron Corp.* .................................           47,700            3,148,200
Global Marine, Inc.* ..................................           46,300            1,305,081
Halliburton Co. .......................................          106,100            5,006,594
Noble Drilling Corp.* .................................          108,200            4,456,488
Valero Energy Corp. ...................................           44,600            1,416,050
Weatherford International, Inc.* ......................          128,500            5,115,906
                                                                                 ------------
                                                                                 $ 33,685,469
                                                                                 ------------
Oils -- 5.2%
Coastal Corp. .........................................          103,600         $  6,306,650
Conoco, Inc. ..........................................          208,000            5,109,000
Conoco, Inc., "A" .....................................          110,900            2,439,800
EOG Resources, Inc. ...................................          133,800            4,482,300
Grant Pride Co., Inc.* ................................          120,700            3,017,500
Transocean Sedco Forex, Inc. ..........................           93,123            4,976,260
Ultramar Diamond Shamrock Corp. .......................           94,200            2,337,338
Unocal Corp. ..........................................           86,400            2,862,000
                                                                                 ------------
                                                                                 $ 31,530,848
                                                                                 ------------
Printing and Publishing -- 0.5%
Tribune Co. ...........................................           86,600         $  3,031,000
                                                                                 ------------
Retail -- 1.9%
CVS Corp. .............................................           73,000         $  2,920,000
RadioShack Corp. ......................................          176,400            8,356,950
                                                                                 ------------
                                                                                 $ 11,276,950
                                                                                 ------------
Supermarkets -- 1.3%
Kroger Co.* ...........................................          225,800         $  4,981,712
Safeway, Inc.* ........................................           64,700            2,919,588
                                                                                 ------------
                                                                                 $  7,901,300
                                                                                 ------------
Telecommunications -- 18.3%
ADC Telecommunications, Inc.* .........................           80,000         $  6,710,000
Allegiance Telecom, Inc.* .............................          106,200            6,796,800
Alltel Corp. ..........................................           55,800            3,456,112
Amdocs Ltd.* ..........................................           44,200            3,392,350
AT&T Corp. ............................................          137,460            3,831,697
BroadWing, Inc.* ......................................           81,700            2,119,094
Cabletron Systems, Inc.* ..............................          164,100            4,143,525
Cablevision Systems Corp. "A"* ........................           39,700            2,694,638
CIENA Corp.* ..........................................            9,200            1,533,525
Cisco Systems, Inc.* ..................................          105,500            6,705,844
Corning, Inc. .........................................           69,200           18,675,349
Crown Castle International Corp.* .....................           12,900              470,850
Focal Communications Corp.* ...........................           14,400              514,800
GTE Corp. .............................................           38,400            2,390,400
Intermedia Communications, Inc.* ......................              700               20,825
Lucent Technologies, Inc. .............................           62,700            3,714,975
Metromedia Fiber Network, Inc., "A"*                             105,080            4,170,362
MGC Communications, Inc.* .............................           61,900            3,710,131
Nextlink Communications, Inc., "A"*                               83,200            3,156,400
NTL, Inc.* ............................................          120,496            7,214,698
ONI Systems Corp.* ....................................              850               99,623
Pegasus Communications Corp.* .........................           12,800              628,000
Qwest Communications
  International, Inc.* ................................           10,600              526,688
Sprint Corp. ..........................................           10,500              535,500

Issuer                                                          Shares               Value
U.S. Stocks -- continued
Telecommunications -- continued
Tekelec Co.* ..........................................           97,500         $  4,698,281
Tellabs, Inc.* ........................................           24,900            1,704,094
Time Warner Telecom, Inc.* ............................           42,000            2,703,750
UnitedGlobalCom, Inc.* ................................          121,400            5,675,450
Vignette Corp.* .......................................            8,100              421,327
Williams Communications Group,
  Inc.* ...............................................          151,900            5,041,181
Winstar Communications, Inc.* .........................          107,300            3,634,787
                                                                                 ------------
                                                                                 $111,091,056
                                                                                 ------------
Telecommunications and Cable -- 0.9%
Comcast Corp., "A"* ...................................          127,400         $  5,159,700
                                                                                 ------------
Utilities -- Electric -- 2.4%
AES Corp.* ............................................          260,200         $ 11,871,625
Calpine Corp.* ........................................           28,900            1,900,175
CMS Energy Corp. ......................................           43,700              966,863
                                                                                 ------------
                                                                                 $ 14,738,663
                                                                                 ------------
Utilities -- Gas -- 1.0%
Enron Corp. ...........................................           41,400         $  2,670,300
Williams Cos., Inc. ...................................           87,700            3,655,994
                                                                                 ------------
                                                                                 $  6,326,294
                                                                                 ------------
  Total U.S. Stocks ...................................                          $471,488,795
                                                                                 ------------
Foreign Stocks -- 16.4%
Argentina -- 0.1%
IMPSAT Fiber Networks, Inc.
  (Telecommunications)* ...............................           42,630         $    714,053
                                                                                 ------------
Australia -- 0.5%
Cable & Wireless Optus Ltd.
  (Telecommunications) ................................        1,061,100         $  3,158,942
                                                                                 ------------
Bermuda -- 1.7%
FLAG Telecom Holdings Ltd.
  (Telecommunications)* ...............................           38,080         $    566,440
Global Crossing Ltd.
  (Telecommunications)* ...............................          366,200            9,635,637
                                                                                 ------------
                                                                                 $ 10,202,077
                                                                                 ------------
Canada -- 3.1%
AT&T Canada, Inc.
  (Telecommunications)* ...............................           53,000         $  1,758,937
Nortel Networks Corp.
  (Telecommunications) ................................          203,000           13,854,750
Telesystem International Wireless,
  Inc. (Telecommunications)* ..........................          172,700            3,194,950
                                                                                 ------------
                                                                                 $ 18,808,637
                                                                                 ------------
Finland -- 1.2%
Nokia Corp., ADR
  (Telecommunications) ................................           99,900         $  4,988,756
Sonera Oyj (Telecommunications) .......................           56,900            2,593,625
                                                                                 ------------
                                                                                 $  7,582,381
                                                                                 ------------
France -- 0.5%
Integra S.A. (Computer Software --
   Services)* .........................................           76,360         $    689,570
Vivendi S.A. (Business Services) ......................           29,000            2,559,331
                                                                                 ------------
                                                                                 $  3,248,901
                                                                                 ------------
Hong Kong -- 0.4%
China Telecom Ltd.
  (Telecommunications) ................................          260,000         $  2,293,137
                                                                                 ------------
Israel -- 0.5%
Partner Communications Co. Ltd.,
  ADR (Cellular Telephones)* ..........................          297,450         $  2,825,775
                                                                                 ------------

12-COS

Issuer                                                                   Shares         Value
Foreign Stocks -- continued
Japan -- 0.6%
NTT Mobile Communications
  Network, Inc.
  (Telecommunications) ...............................................       125   $  3,381,882
                                                                                   ------------
Mexico -- 0.2%
Grupo Iusacell S.A. de C.V., ADR
  (Telecommunications)* ..............................................    63,060   $    985,312
                                                                                   ------------
Netherlands -- 2.2%
Completel Europe N.V.
  (Telecommunications)* ..............................................   164,180   $  2,037,441
KPNQwest N.V. (Internet)* ............................................    31,400      1,234,947
Libertel N.V. (Cellular
  Telecommunications)* ...............................................   162,200      2,469,637
United Pan-Europe Communications
  N.V. (Telecommunications and
  Cable)* ............................................................   193,900      5,069,806
Versatel Telecommunications N.V.
  (Telecommunications)* ..............................................    67,200      2,822,562
                                                                                   ------------
                                                                                   $ 13,634,393
                                                                                   ------------
South Korea -- 1.8%
Samsung Electronics (Electronics) ....................................    33,660   $ 11,140,497
                                                                                   ------------
Sweden -- 1.1%
Tele1 Europe Holdings AB
  (Telecommunications)* ..............................................   173,060   $  2,120,304
Tele1 Europe Holdings AB, ADR
  (Telecommunications)* ..............................................     8,500        102,531
Telefonaktiebolaget LM Ericsson AB
  (Telecommunications) ...............................................   214,400      4,244,220
                                                                                   ------------
                                                                                   $  6,467,055
                                                                                   ------------
United Kingdom -- 2.5%
Cable & Wireless PLC, ADR
  (Telecommunications)* ..............................................   170,216   $  2,881,076
Energis PLC (Telecommunications)*                                         94,790      3,552,942
NDS Group PLC, ADR (Internet)* .......................................    12,200        744,200
Vodafone AirTouch PLC
  (Telecommunications)* .............................................. 1,968,795      7,951,262
                                                                                   ------------
                                                                                   $ 15,129,480
                                                                                   ------------
  Total Foreign Stocks ...............................................             $ 99,572,522
                                                                                   ------------
  Total Stocks (Identified Cost, $507,847,071) .......................             $571,061,317
                                                                                   ------------
Short-Term Obligations -- 5.0%
                                                                    Principal Amount
                                                                     (000 Omitted)
Associates First Capital Corp., due
  7/03/00 ........................................................... $   20,000   $ 19,992,334
Federal Home Loan Mortgage
  Corp., due 7/03/00 ................................................     10,400     10,396,204
                                                                                   ------------
  Total Short-Term Obligations, at Amortized Cost ...................              $ 30,388,538
                                                                                   ------------
  Total Investments (Identified Cost, $538,235,609) .................              $601,449,855
                                                                                   ------------
Other Assets,
  Less Liabilities -- 0.9% ..........................................                 5,465,737
                                                                                   ------------
  Net Assets -- 100.0% ..............................................              $606,915,592
                                                                                   ------------

           See portfolio footnotes and notes to financial statements.


Portfolio of Investments (Unaudited) -- June 30, 2000
Equity Income Series
Stocks -- 94.1%

Issuer                                                                     Shares        Value
U.S. Stocks -- 77.2%
Aerospace -- 2.2%
Boeing Co. .............................................................   18,360     $  767,677
TRW, Inc. ..............................................................   11,829        513,083
                                                                                      ----------
                                                                                      $1,280,760
                                                                                      ----------
Automotive -- 0.2%
Delphi Automotive Systems Corp. ........................................    8,090     $  117,811
                                                                                      ----------
Banks and Credit
  Companies -- 0.7%
PNC Bank Corp. .........................................................    8,462     $  396,656
                                                                                      ----------
Biotechnology -- 3.1%
Abbott Laboratories, Inc. ..............................................   20,130     $  897,043
Pharmacia Corp. ........................................................   17,928        926,654
                                                                                      ----------
                                                                                      $1,823,697
                                                                                      ----------
Business Services -- 1.9%
Automatic Data Processing, Inc. ........................................    8,650     $  463,316
BISYS Group, Inc.* .....................................................   10,300        633,450
                                                                                      ----------
                                                                                      $1,096,766
                                                                                      ----------
Chemicals -- 1.8%
Air Products & Chemicals, Inc. .........................................   12,230     $  376,837
Rohm & Haas Co. ........................................................   19,150        660,675
                                                                                      ----------
                                                                                      $1,037,512
                                                                                      ----------
Computer Software -- Personal
  Computers -- 0.6%
Microsoft Corp.* .......................................................    4,400     $  352,000
                                                                                      ----------
Conglomerates -- 1.2%
Eastern Enterprises Co. ................................................   10,978     $  691,614
                                                                                      ----------
Consumer Goods and Services -- 0.6%
International Flavours & Fragrances,
  Inc. .................................................................   11,280     $  340,515
                                                                                      ----------
Electrical Equipment -- 1.7%
Emerson Electric Co. ...................................................   16,770     $1,012,489
                                                                                      ----------
Energy -- 0.9%
Devon Energy Corp. .....................................................    9,690     $  544,457
                                                                                      ----------
Entertainment -- 0.6%
USA Networks, Inc.* ....................................................   16,000     $  346,000
                                                                                      ----------
Financial Services -- 1.3%
Mellon Financial Corp. .................................................   21,720     $  791,422
                                                                                      ----------
Food and Beverage Products -- 5.7%
Archer-Daniels-Midland Co. .............................................   57,430     $  563,532
Coca-Cola Co. ..........................................................    5,900        338,881
General Mills, Inc. ....................................................    7,200        275,400
Keebler Foods Co. ......................................................    8,700        322,988
PepsiCo, Inc. ..........................................................   15,700        697,669
Quaker Oats Co. ........................................................    8,480        637,060
Smucker (J.M.) Co. .....................................................   28,283        530,306
                                                                                      ----------
                                                                                      $3,365,836
                                                                                      ----------
Insurance -- 12.3%
American International Group, Inc. .....................................    5,871     $  689,842
CIGNA Corp. ............................................................    4,036        377,366
Gallagher (Arthur J.) & Co. ............................................   23,268        977,256
Hartford Financial Services Group,
  Inc. .................................................................   18,260      1,021,419
Jefferson Pilot Corp. ..................................................    8,532        481,525
Lincoln National Corp. .................................................   18,437        666,037
MetLife, Inc.* .........................................................   20,520        432,202
ReliaStar Financial Corp. ..............................................   23,595      1,237,263
St. Paul Cos., Inc. ....................................................   38,879      1,326,746
                                                                                      ----------
                                                                                      $7,209,656
                                                                                      ----------

                                                                        13-EIS

Issuer                                                                             Shares             Value
U.S. Stocks -- continued
Machinery -- 1.2%
Deere & Co., Inc. ......................................................           19,610          $   725,570
                                                                                                   -----------
Medical and Health Products -- 3.8%
American Home Products Corp. ...........................................           13,445          $   789,894
Bristol-Myers Squibb Co. ...............................................           13,300              774,725
Schering Plough Corp. ..................................................           13,560              684,780
                                                                                                   -----------
                                                                                                   $ 2,249,399
                                                                                                   -----------
Oil Services -- 4.5%
Global Marine, Inc.* ...................................................           16,100          $   453,819
Halliburton Co. ........................................................           22,500            1,061,719
Noble Drilling Corp.* ..................................................           13,460              554,384
Valero Energy Corp. ....................................................           17,130              543,877
                                                                                                   -----------
                                                                                                   $ 2,613,799
                                                                                                   -----------
Oils -- 7.7%
Apache Corp. ...........................................................            4,100          $   241,131
Coastal Corp. ..........................................................           14,765              898,819
Conoco, Inc. ...........................................................            5,424              133,227
Conoco, Inc., "A" ......................................................           16,201              356,422
Exxon Mobil Corp. ......................................................           15,036            1,180,326
Phillips Petroleum Co. .................................................           14,233              721,435
Transocean Sedco Forex, Inc. ...........................................            5,800              309,938
Unocal Corp. ...........................................................           21,272              704,635
                                                                                                   -----------
                                                                                                   $ 4,545,933
                                                                                                   -----------
Printing and Publishing -- 1.5%
Gannett Co., Inc. ......................................................            9,236          $   552,428
Tribune Co. ............................................................            8,813              308,455
                                                                                                   -----------
                                                                                                   $   860,883
                                                                                                   -----------
Railroads -- 0.5%
Burlington Northern Santa Fe
  Railway Co. ..........................................................           12,089          $   277,291
                                                                                                   -----------
Real Estate Investment Trusts -- 3.1%
Equity Office Properties Trust .........................................           21,600          $   595,350
Equity Residential Properties Trust ....................................           13,642              627,532
First Industrial Realty Trust, Inc. ....................................            9,979              294,381
Kilroy Realty Corp. ....................................................           11,800              306,062
                                                                                                   -----------
                                                                                                   $ 1,823,325
                                                                                                   -----------
Supermarkets -- 1.7%
Kroger Co.* ............................................................           15,473          $   341,373
Safeway, Inc.* .........................................................           14,700              663,337
                                                                                                   -----------
                                                                                                   $ 1,004,710
                                                                                                   -----------
Telecommunications -- 3.6%
Bell Atlantic Corp. ....................................................           16,472          $   836,984
GTE Corp. ..............................................................           13,033              811,304
SBC Communications, Inc. ...............................................           11,237              486,000
                                                                                                   -----------
                                                                                                   $ 2,134,288
                                                                                                   -----------
Utilities -- Electric -- 8.1%
Duke Energy Corp. ......................................................            9,792          $   552,024
Florida Progress Corp. .................................................            9,109              426,984
FPL Group, Inc. ........................................................           10,700              529,650
GPU, Inc. ..............................................................           12,542              339,418
Keyspan Corp. ..........................................................           22,370              687,877
NSTAR Co. ..............................................................           14,013              570,154
Peco Energy Co. ........................................................           17,492              705,146
Pinnacle West Capital Corp. ............................................           19,554              662,392
Public Service Enterprise Group ........................................            8,100              280,463
                                                                                                   -----------
                                                                                                   $ 4,754,108
                                                                                                   -----------
Utilities -- Gas -- 6.7%
AGL Resources, Inc. ....................................................           13,914          $   221,754
Berkshire Energy Resources Co. .........................................            8,009              299,337
Columbia Energy Group ..................................................            4,850              318,281
El Paso Energy Corp. ...................................................           11,179              569,430
National Fuel Gas Co. ..................................................           14,968              729,690

Issuer                                                                             Shares             Value
U.S. Stocks -- continued
Utilities -- Gas -- continued
NICOR, Inc. ............................................................           11,295          $   368,500
Providence Energy Corp. ................................................            4,988              202,014
Washington Gas Light Co. ...............................................           13,678              329,127
Williams Cos., Inc. ....................................................           21,724              905,619
                                                                                                   -----------
                                                                                                   $ 3,943,752
                                                                                                   -----------
  Total U.S. Stocks ....................................................                           $45,340,249
                                                                                                   -----------
Foreign Stocks -- 16.9%
Canada -- 2.2%
Aliant, Inc. (Telecommunications) ......................................           20,046          $   489,803
Canadian National Railway Co.
  (Railroads) ..........................................................            9,894              288,781
Manitoba Telecom Services
  (Telecommunications) .................................................           29,071              500,072
                                                                                                   -----------
                                                                                                   $ 1,278,656
                                                                                                   -----------
France -- 2.0%
Axa (Insurance) ........................................................            3,818          $   601,370
Total Fina S.A., ADR (Oils) ............................................            7,300              560,731
                                                                                                   -----------
                                                                                                   $ 1,162,101
                                                                                                   -----------
Japan -- 0.9%
Tokyo Gas Co. Ltd. (Gas) ...............................................          201,000          $   564,649
                                                                                                   -----------
Netherlands -- 4.4%
Akzo Nobel N.V. (Chemicals) ............................................           20,629          $   876,314
ING Groep N.V. (Financial
  Services)* ...........................................................            9,700              655,581
Royal Dutch Petroleum Co., ADR
  (Oils) ...............................................................           17,037            1,048,840
                                                                                                   -----------
                                                                                                   $ 2,580,735
                                                                                                   -----------
Switzerland -- 2.3%
Nestle S.A. (Food and Beverage
  Products) ............................................................              334          $   668,696
Novartis AG (Medical and Health
  Products) ............................................................              400              633,800
Synthes-Stratec, Inc. (Medical and
  Health Products)* ....................................................              115               52,325
                                                                                                   -----------
                                                                                                   $ 1,354,821
                                                                                                   -----------
United Kingdom -- 5.1%
BAE Systems PLC (Aerospace)* ...........................................           97,581          $   608,117
BP Amoco PLC, ADR (Oils) ...............................................           14,742              833,844
CGU PLC (Insurance)* ...................................................           39,749              661,368
Diageo PLC (Food and Beverage
  Products)* ...........................................................           36,553              327,870
HSBC Holdings PLC (Banks and
  Credit Cos.)* ........................................................           51,000              582,813
                                                                                                   -----------
                                                                                                   $ 3,014,012
                                                                                                   -----------
  Total Foreign Stocks .................................................                           $ 9,954,974
                                                                                                   -----------
  Total Stocks (Identified Cost, $50,991,418) ..........................                           $55,295,223
                                                                                                   -----------
Convertible Preferred Stocks -- 2.1%
U.S. Stocks -- 1.9%
Insurance -- 0.9%
Lincoln National Corp., 7.75%                                                       5,745          $   116,336
Metlife Capital Trust I, 8.00%                                                      5,700              394,369
                                                                                                   -----------
                                                                                                   $   510,705
                                                                                                   -----------
Telecommunications -- 0.4%
Cox Communications, Inc., 7.75%                                                     2,300          $   253,299
                                                                                                   -----------
Utilities -- Electric -- 0.6%
NiSource, Inc., 7.75%                                                               5,376          $   212,688
TXU Corp., 9.25%                                                                    3,565              138,589
                                                                                                   -----------
                                                                                                   $   351,277
                                                                                                   -----------
  Total U.S. Stocks ....................................................                           $ 1,115,281
                                                                                                   -----------

14-EIS

Issuer                                 Shares        Value
Foreign Stocks -- 0.2%
Canada -- 0.2%
Canadian National Railway Co.,
  5.25%, (Railroads) ...............    2,723     $   122,535
                                                  -----------
  Total Convertible Preferred Stocks
  (Identified Cost, $1,208,496) .............     $ 1,237,816
                                                  -----------
Convertible Bond -- 0.7%
                                 Principal Amount
                                  (000 Omitted)
Conglomerates -- 0.7%
Loews Corp., 3.125s, 2007
  (Identified Cost, $385,272) ......   $  465     $   387,112
                                                  -----------
Short-Term Obligation -- 2.6%
Federal Home Loan Bank, due
  7/03/00, at Amortized Cost .......   $1,530     $ 1,529,442
                                                  -----------
  Total Investments
    (Identified Cost, $54,114,628) ..........     $58,449,593
                                                  -----------
Other Assets,
  Less Liabilities -- 0.5% ..................         275,685
                                                  -----------
  Net Assets -- 100.0% ......................     $58,725,278
                                                  -----------

           See portfolio footnotes and notes to financial statements.

Portfolio of Investments (Unaudited) -- June 30, 2000
International Growth Series
Stocks -- 94.6%

Issuer                                         Shares        Value
Foreign Stocks -- 91.9%
Australia -- 2.7%
Publishing & Broadcasting Ltd.
  (Broadcasting) ..........................   106,400     $  817,336
QBE Insurance Group Ltd.
  (Insurance)* ............................   343,093      1,676,086
                                                          ----------
                                                          $2,493,422
                                                          ----------
Bermuda -- 0.4%
FLAG Telecom Holdings Ltd.
  (Telecommunications)* ...................    27,060     $  402,517
                                                          ----------
Canada -- 4.7%
Anderson Exploration Ltd. (Oils)* .........    44,600     $  810,909
AT&T Canada, Inc.
  (Telecommunications)* ...................    15,300        507,769
BCE, Inc. (Telecommunications) ............    34,466        817,679
Canadian National Railway Co.
  (Railroads) .............................    54,580      1,593,054
Nortel Networks Corp.
  (Telecommunications) ....................     9,376        650,838
                                                          ----------
                                                          $4,380,249
                                                          ----------
Finland -- 2.7%
Helsingin Puhelin Oyj
  (Telecommunications) ....................    20,400     $1,998,016
HPY Holding -- HTF Holding Oyj
  Abp (Telecommunications)* ...............    10,800        494,865
                                                          ----------
                                                          $2,492,881
                                                          ----------
France -- 10.7%
Aventis S.A. (Pharmaceuticals) ............    13,000     $  948,729
Banque Nationale de Paris (Banks
  and Credit Cos.) ........................    14,000      1,347,132
Bouygues S.A.
  (Telecommunications) ....................     1,940      1,296,347
Sanofi-Synthelabo S.A. (Medical
  and Health Products)* ...................    39,500      1,881,565
Technip S.A. (Construction) ...............    10,200      1,233,668
Television Francaise
  (Entertainment)* ........................     5,200        362,366
Total S.A., "B" (Oils) ....................    10,100      1,548,419
Vivendi S.A. (Business Services) ..........    15,500      1,367,918
                                                          ----------
                                                          $9,986,144
                                                          ----------
Germany -- 3.2%
Prosieben Media AG, Preferred
  (Entertainment) .........................    23,700     $2,946,779
                                                          ----------
Greece -- 0.3%
Antenna TV S.A., ADR
  (Broadcasting)* .........................    18,695     $  289,772
                                                          ----------
Ireland -- 0.2%
Anglo Irish Bank Corp. PLC (Banks
  and Credit Cos.) ........................    84,462     $  182,693
                                                          ----------
Israel -- 0.3%
Partner Communications Co. Ltd.,
  ADR (Cellular Telephones)* ..............    33,700     $  320,150
                                                          ----------
Italy -- 1.4%
Telecom Italia Mobile S.p.A.
  (Telecommunications) ....................    55,900     $  570,975
Telecom Italia Mobile S.p.A., Saving
  Shares (Telecommunications)* ............   138,400        696,255
                                                          ----------
                                                          $1,267,230
                                                          ----------
Japan -- 22.8%
Canon, Inc. (Special Products and
  Services) ...............................    60,000     $2,986,425

                                                                        15-IGS

Issuer                                                                             Shares             Value
Foreign Stocks -- continued
Japan -- continued
Chugai Pharmaceutical Co. Ltd.
  (Pharmaceuticals) ....................................................           147,000         $ 2,778,422
Chukyo Coca-Cola Bottling Co. Ltd.
  (Food and Beverage Products) .........................................            21,800             219,891
Fast Retailing Co. (Retail) ............................................             4,400           1,841,629
Fuji Heavy Industries Ltd.
  (Automotive) .........................................................           113,000             820,230
Fujitsu Ltd. (Computer Hardware --
   Systems) ............................................................            40,000           1,383,861
Hitachi Ltd. (Electronics) .............................................           205,000           2,956,731
Mikuni Coca-Cola Bottling Co. Ltd.
  (Food and Beverage Products) .........................................            32,000             464,253
Mitsubishi Electric Corp.
  (Electronics) ........................................................            75,000             811,652
Mitsubishi Motors Corp.
  (Automotive) .........................................................           119,000             508,173
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) .............................................                88           1,169,683
NTT Mobile Communications
  Network, Inc.
  (Telecommunications) .................................................               110           2,976,056
Sony Corp. (Electronics) ...............................................             5,700             531,957
Tokyo Broadcasting System, Inc.
  (Entertainment) ......................................................            30,000           1,295,249
Toshiba Corp. (Electronics) ............................................            43,000             485,209
                                                                                                   -----------
                                                                                                   $21,229,421
                                                                                                   -----------
Mexico -- 0.9%
Grupo Television S.A. de C.V., GDR
  (Entertainment)* .....................................................            12,500         $   861,719
                                                                                                   -----------
Netherlands -- 10.3%
Akzo Nobel N.V. (Chemicals) ............................................            60,200         $ 2,557,278
Completel Europe N.V.
  (Telecommunications)* ................................................               860              10,673
ING Groep N.V. (Financial Services)* ...................................            23,398           1,581,370
Philips Electronics N.V. (Electronics)                                              38,200           1,801,407
KPN N.V. (Telecommunications)* .........................................            38,886           1,739,099
Libertel N.V. (Cellular
  Telecommunications)* .................................................            25,500             388,260
Royal Dutch Petroleum Co. (Oils) .......................................            25,300           1,572,255
                                                                                                   -----------
                                                                                                   $ 9,650,342
                                                                                                   -----------
Norway -- 0.8%
Schibsted ASA (Publishing) .............................................            28,940         $   536,426
Sparebanken NOR (Banks and
  Credit Cos.) .........................................................             8,200             184,017
                                                                                                   -----------
                                                                                                   $   720,443
                                                                                                   -----------
Portugal -- 0.8%
Telecel -- Comunicacoes Pessoais,
  S.A. (Cellular
  Telecommunications)* .................................................            46,200         $   701,230
                                                                                                   -----------
Singapore -- 3.1%
Overseas Union Bank Ltd. (Banks
  and Credit Cos.) .....................................................           332,248         $ 1,289,349
Overseas-Chinese Banking Corp.
  Ltd. (Banks and Credit Cos.) .........................................           134,000             923,603
Singapore Press Holdings Ltd.
  (Printing and Publishing) ............................................            42,000             656,820
                                                                                                   -----------
                                                                                                   $ 2,869,772
                                                                                                   -----------
Spain -- 0.9%
Repsol S.A. (Oils) .....................................................            43,600         $   867,789
                                                                                                   -----------

Issuer                                                                             Shares             Value
Foreign Stocks -- continued
Sweden -- 3.2%
NetCom AB (Telecommunications)* ........................................            11,600         $   856,676
Saab AB, "B" (Aerospace) ...............................................           256,000           2,149,064
Tele1 Europe Holdings AB
  (Telecommunications)* ................................................               690               8,454
                                                                                                   -----------
                                                                                                   $ 3,014,194
                                                                                                   -----------
Switzerland -- 2.5%
Novartis AG (Medical and Health
  Products) ............................................................             1,350         $ 2,139,073
Synthes-Stratec, Inc. (Medical and
  Health Products)* ....................................................               475             216,125
                                                                                                   -----------
                                                                                                   $ 2,355,198
                                                                                                   -----------
United Kingdom -- 20.0%
AstraZeneca Group PLC (Medical
  and Health Products) .................................................            32,697         $ 1,520,791
BAE Systems PLC (Aerospace)* ...........................................           181,491           1,131,037
BP Amoco PLC (Oils) ....................................................           166,500           1,596,716
Cable & Wireless PLC, ADR
  (Telecommunications)* ................................................            92,841           1,571,427
Capital Radio PLC (Broadcasting) .......................................            24,600             574,894
Carlton Communications PLC
  (Broadcasting) .......................................................           119,400           1,535,138
CGU PLC (Insurance)* ...................................................           101,966           1,696,572
Diageo PLC (Food and Beverage
  Products)* ...........................................................           129,510           1,161,669
NDS Group PLC, ADR (Internet)* .........................................             1,070              65,270
Next PLC (Retail) ......................................................            83,000             725,655
Reckitt Benckiser PLC (Consumer
  Goods and Services)* .................................................            84,600             946,949
Royal Bank of Scotland PLC (Banks
  and Credit Cos.)* ....................................................            81,907           1,370,252
United News & Media PLC
  (Broadcasting) .......................................................           134,300           1,929,852
Vodafone AirTouch PLC
  (Telecommunications)* ................................................           704,441           2,844,986
                                                                                                   -----------
                                                                                                   $18,671,208
                                                                                                   -----------
  Total Foreign Stocks .................................................                           $85,703,153
                                                                                                   -----------
U.S. Stocks -- 2.7%
Oils -- 0.5%
Santa Fe International Corp. ...........................................            13,700         $   478,644
                                                                                                   -----------
Telecommunications -- 2.2%
NTL, Inc.* .............................................................            34,039         $ 2,038,085
                                                                                                   -----------
  Total U.S. Stocks ....................................................                           $ 2,516,729
                                                                                                   -----------
  Total Stocks (Identified Cost, $79,281,024) ..........................                           $88,219,882
                                                                                                   -----------
Short-Term Obligations -- 5.3%
                                                                              Principal Amount
                                                                                (000 Omitted)
Associates First Capital Corp., due
  7/03/00 ..............................................................          $  3,000         $ 2,998,850
Federal Home Loan Bank, due
  7/03/00 ..............................................................             1,961           1,960,284
                                                                                                   -----------
  Total Short-Term Obligations, at Amortized Cost ......................                           $ 4,959,134
                                                                                                   -----------
  Total Investments (Identified Cost, $84,240,158) .....................                           $93,179,016
                                                                                                   -----------
Other Assets,
  Less Liabilities -- 0.1% .............................................                                51,737
                                                                                                   -----------
  Net Assets -- 100.0% .................................................                           $93,230,753
                                                                                                   -----------

           See portfolio footnotes and notes to financial statements.

16-IGS

Portfolio of Investments (Unaudited) -- June 30, 2000
Massachusetts Investors Growth Stock Series
Stocks -- 94.2%

Issuer                                                                            Shares             Value
U.S. Stocks -- 86.1%
Banks and Credit Companies -- 0.5%
Providian Financial Corp. ..............................................           46,800         $ 4,212,000
U.S. Bancorp ...........................................................               27                 520
                                                                                                  -----------
                                                                                                  $ 4,212,520
                                                                                                  -----------
Biotechnology -- 2.3%
Abbott Laboratories, Inc. ..............................................          230,100         $10,253,831
Waters Corp.* ..........................................................           65,900           8,225,144
                                                                                                  -----------
                                                                                                  $18,478,975
                                                                                                  -----------
Business Machines -- 2.1%
Seagate Technology, Inc.* ..............................................          134,800         $ 7,414,000
Sun Microsystems, Inc.* ................................................          108,076           9,828,161
                                                                                                  -----------
                                                                                                  $17,242,161
                                                                                                  -----------
Business Services -- 3.9%
Automatic Data Processing, Inc. ........................................          188,700         $10,107,244
BEA Systems, Inc.* .....................................................           21,600           1,067,850
BISYS Group, Inc.* .....................................................           46,100           2,835,150
Computer Sciences Corp.* ...............................................          132,538           9,898,932
First Data Corp. .......................................................          125,500           6,227,937
Fiserv, Inc.* ..........................................................           22,900             990,425
                                                                                                  -----------
                                                                                                  $31,127,538
                                                                                                  -----------
Cellular Telephones -- 2.2%
Motorola, Inc. .........................................................          132,484         $ 3,850,316
Sprint Corp. (PCS Group)* ..............................................          199,540          11,872,630
Voicestream Wireless Corp.* ............................................           16,000           1,860,750
                                                                                                  -----------
                                                                                                  $17,583,696
                                                                                                  -----------
Computer Hardware -- Systems -- 1.7%
Compaq Computer Corp. ..................................................           99,900         $ 2,553,694
Dell Computer Corp.* ...................................................          225,600          11,124,900
                                                                                                  -----------
                                                                                                  $13,678,594
                                                                                                  -----------
Computer Software --
  Personal Computers -- 3.3%
Mercury Interactive Corp.* .............................................           21,200         $ 2,051,100
Microsoft Corp.* .......................................................          301,692          24,135,360
                                                                                                  -----------
                                                                                                  $26,186,460
                                                                                                  -----------
Computer Software -- Services -- 1.4%
EMC Corp.* .............................................................          145,956         $11,229,490
                                                                                                  -----------
Computer Software -- Systems -- 5.9%
BMC Software, Inc.* ....................................................          122,788         $ 4,479,843
Cadence Design Systems, Inc.* ..........................................          268,534           5,471,380
Commerce One, Inc.* ....................................................           17,900             812,213
Computer Associates International,
  Inc. .................................................................          136,000           6,961,500
Comverse Technology, Inc.* .............................................           58,200           5,412,600
E.piphany, Inc.* .......................................................           16,000           1,715,000
Foundry Networks, Inc.* ................................................           11,000           1,210,000
I2 Technologies, Inc.* .................................................            2,900             302,370
Oracle Corp.* ..........................................................          121,900          10,247,219
Rational Software Corp.* ...............................................           84,200           7,825,337
Siebel Systems, Inc.* ..................................................           17,100           2,796,919
StorageNetworks, Inc.* .................................................            1,330             120,033
VERITAS Software Corp.* ................................................            3,500             395,555
                                                                                                  -----------
                                                                                                  $47,749,969
                                                                                                  -----------
Conglomerates -- 2.4%
Tyco International Ltd. ................................................          406,408         $19,253,579
                                                                                                  -----------
Consumer Goods and Services -- 0.6%
Clorox Co. .............................................................           45,700         $ 2,047,931
Dial Corp. .............................................................            9,597              99,569
Philip Morris Cos., Inc. ...............................................           98,000           2,603,125
                                                                                                  -----------
                                                                                                  $ 4,750,625
                                                                                                  -----------

Issuer                                                                            Shares             Value
U.S. Stocks -- continued
Electrical Equipment -- 2.1%
Capstone Turbine Corp.* ................................................              430         $    19,377
Emerson Electric Co. ...................................................           35,400           2,137,275
General Electric Co. ...................................................          274,100          14,527,300
                                                                                                  -----------
                                                                                                  $16,683,952
                                                                                                  -----------
Electronics -- 9.9%
Altera Corp.* ..........................................................           40,400         $ 4,118,275
Analog Devices, Inc.* ..................................................           47,800           3,632,800
Applied Materials, Inc.* ...............................................           20,300           1,839,688
Atmel Corp.* ...........................................................           52,400           1,932,250
Flextronics International Ltd.* ........................................          125,226           8,601,461
Intel Corp. ............................................................          148,300          19,825,856
Lam Research Corp.* ....................................................          138,000           5,175,000
LSI Logic Corp.* .......................................................          137,700           7,453,012
Marvell Technology Group Ltd.* .........................................              400              22,800
Micron Technology, Inc.* ...............................................          232,900          20,509,756
National Semiconductor Corp.* ..........................................          115,700           6,565,975
                                                                                                  -----------
                                                                                                  $79,676,873
                                                                                                  -----------
Energy -- 0.3%
Dynegy, Inc. ...........................................................           34,600         $ 2,363,613
                                                                                                  -----------
Entertainment -- 3.5%
Fox Entertainment Group, Inc.* .........................................               48         $     1,458
Infinity Broadcasting Corp., "A"* ......................................          100,700           3,669,256
Time Warner, Inc. ......................................................           82,207           6,247,732
Univision Communications, Inc., "A"*                                               35,194           3,642,579
USA Networks, Inc.* ....................................................          202,000           4,368,250
Viacom, Inc., "B"* .....................................................          152,142          10,374,183
                                                                                                  -----------
                                                                                                  $28,303,458
                                                                                                  -----------
Financial Institutions -- 3.4%
American Express Co. ...................................................           44,925         $ 2,341,716
Associates First Capital Corp., "A" ....................................          166,400           3,712,800
Citigroup, Inc. ........................................................          141,200           8,507,300
Freddie Mac Corp. ......................................................          162,000           6,561,000
Morgan Stanley Dean Witter & Co. .......................................            4,700             391,275
State Street Corp. .....................................................           52,000           5,515,250
                                                                                                  -----------
                                                                                                  $27,029,341
                                                                                                  -----------
Financial Services -- 0.7%
AXA Financial, Inc. ....................................................          173,400         $ 5,895,600
                                                                                                  -----------
Food and Beverage Products -- 1.9%
Anheuser-Busch Cos., Inc. ..............................................           99,700         $ 7,446,344
Coca-Cola Co. ..........................................................          135,000           7,754,062
                                                                                                  -----------
                                                                                                  $15,200,406
                                                                                                  -----------
Healthcare -- 0.6%
HCA Healthcare Co.* ....................................................          146,300         $ 4,443,862
                                                                                                  -----------
Insurance -- 3.1%
American International Group, Inc. .....................................          108,297         $12,724,897
Hartford Financial Services Group,
  Inc. .................................................................          146,900           8,217,219
Marsh & McLennan Cos., Inc. ............................................           37,600           3,926,850
                                                                                                  -----------
                                                                                                  $24,868,966
                                                                                                  -----------
Internet -- 2.3%
Art Technology Group, Inc.* ............................................           12,700         $ 1,281,906
Juniper Networks, Inc.* ................................................            9,600           1,397,400
VeriSign, Inc.* ........................................................           91,612          16,169,518
                                                                                                  -----------
                                                                                                  $18,848,824
                                                                                                  -----------
Machinery -- 0.4%
Deere & Co., Inc. ......................................................           90,100         $ 3,333,700
                                                                                                  -----------

                                                                        17-MIS

Issuer                                                                              Shares             Value
U.S. Stocks -- continued
Medical and Health Products -- 3.5%
Alza Corp.* ............................................................            33,800         $  1,998,425
American Home Products Corp. ...........................................           236,307           13,883,036
Bausch & Lomb, Inc. ....................................................            62,100            4,804,988
Bristol-Myers Squibb Co. ...............................................           135,300            7,881,225
                                                                                                   ------------
                                                                                                   $ 28,567,674
                                                                                                   ------------
Medical and Health Technology
  and Services -- 0.7%
Genzyme Corp.* .........................................................            13,800         $    820,237
PE Corp.- PE Biosystems Group ..........................................            76,800            5,059,200
                                                                                                   ------------
                                                                                                   $  5,879,437
                                                                                                   ------------
Oil Services -- 2.6%
Baker Hughes, Inc. .....................................................           223,900         $  7,164,800
Global Marine, Inc.* ...................................................           147,400            4,154,837
Halliburton Co. ........................................................           126,000            5,945,625
Noble Drilling Corp.* ..................................................            92,600            3,813,963
                                                                                                   ------------
                                                                                                   $ 21,079,225
                                                                                                   ------------
Oils -- 1.5%
Apache Corp. ...........................................................            18,500         $  1,088,031
Coastal Corp. ..........................................................            81,900            4,985,663
Transocean Sedco Forex, Inc. ...........................................           107,500            5,744,531
                                                                                                   ------------
                                                                                                   $ 11,818,225
                                                                                                   ------------
Pharmaceuticals -- 4.0%
Pfizer, Inc. ...........................................................           324,675         $ 15,584,400
Pharmacia Corp. ........................................................           266,162           13,757,248
Sepracor, Inc.* ........................................................            22,000            2,653,750
                                                                                                   ------------
                                                                                                   $ 31,995,398
                                                                                                   ------------
Retail -- 2.3%
CVS Corp. ..............................................................           260,593         $ 10,423,720
Office Depot, Inc.* ....................................................            70,728              442,050
RadioShack Corp. .......................................................           116,200            5,504,975
Wal-Mart Stores, Inc. ..................................................            33,400            1,924,675
                                                                                                   ------------
                                                                                                   $ 18,295,420
                                                                                                   ------------
Supermarkets -- 2.2%
Kroger Co.* ............................................................           152,700         $  3,368,944
Safeway, Inc.* .........................................................           310,600           14,015,825
                                                                                                   ------------
                                                                                                   $ 17,384,769
                                                                                                   ------------
Telecommunications -- 11.9%
Alltel Corp. ...........................................................            34,300         $  2,124,456
Amdocs Ltd.* ...........................................................            37,650            2,889,638
American Tower Corp., "A"* .............................................           195,800            8,162,412
AT&T Corp., "A"* .......................................................           221,400            5,368,950
Cabletron Systems, Inc.* ...............................................            62,900            1,588,225
Cisco Systems, Inc.* ...................................................           364,524           23,170,057
Corning, Inc. ..........................................................            59,500           16,057,562
Metromedia Fiber Network, Inc., "A"*                                               230,120            9,132,887
NEXTEL Communications, Inc.* ...........................................            75,700            4,631,894
Nextlink Communications, Inc., "A"*                                                112,000            4,249,000
NTL, Inc.* .............................................................            88,600            5,304,925
Tellabs, Inc.* .........................................................            58,600            4,010,438
UnitedGlobalCom, Inc.* .................................................            35,900            1,678,325
Vignette Corp.* ........................................................             9,200              478,544
WorldCom, Inc.* ........................................................           139,600            6,404,150
                                                                                                   ------------
                                                                                                   $ 95,251,463
                                                                                                   ------------
Telecommunications and Cable -- 1.0%
Comcast Corp., "A"* ....................................................           196,300         $  7,950,150
                                                                                                   ------------
Utilities -- Electric -- 1.8%
AES Corp.* .............................................................           312,400         $ 14,253,250
                                                                                                   ------------
Utilities -- Gas -- 0.1%
Enron Corp. ............................................................             8,700         $    561,150
                                                                                                   ------------

Issuer                                                                             Shares             Value
  Total U.S. Stocks ....................................................                           $691,178,363
                                                                                                   ------------
Foreign Stocks -- 8.1%
Bermuda -- 1.0%
Global Crossing Ltd.
  (Telecommunications)* ................................................           302,800         $  7,967,425
                                                                                                   ------------
Canada -- 2.7%
Nortel Networks Corp.
  (Telecommunications) .................................................           311,900         $ 21,287,175
                                                                                                   ------------
Israel -- 0.8%
Check Point Software Technologies
  Ltd. (Computer Software --
   Services)* ..........................................................            30,900         $  6,543,075
                                                                                                   ------------
Japan -- 0.5%
Fast Retailing Co. (Retail) ............................................            10,300         $  4,311,086
                                                                                                   ------------
Netherlands -- 1.4%
Royal Dutch Petroleum Co. (Oils) .......................................           178,700         $ 11,105,217
                                                                                                   ------------
Sweden -- 0.2%
Telefonaktiebolaget LM Ericsson AB
  (Telecommunications)* ................................................            65,700         $  1,300,584
                                                                                                   ------------
United Kingdom -- 1.5%
HSBC Holdings PLC (Banks and
  Credit Cos.) .........................................................           161,100         $  1,841,002
Vodafone AirTouch PLC
  (Telecommunications)* ................................................         2,608,618           10,535,280
                                                                                                   ------------
                                                                                                   $ 12,376,282
                                                                                                   ------------
  Total Foreign Stocks .................................................                           $ 64,890,844
                                                                                                   ------------
  Total Stocks (Identified Cost, $701,730,743) .........................                           $756,069,207
                                                                                                   ------------
Short-Term Obligations -- 6.6%
                                                                              Principal Amount
                                                                                (000 Omitted)
Associates Corp. of North America,
  due 7/03/00 ..........................................................        $   26,325         $ 26,314,909
General Electric Capital Corp., due
  7/03/00 ..............................................................            20,000           19,992,278
Salomon Smith Barney Holdings,
  Inc., due 7/03/00 ....................................................             6,140            6,137,680
                                                                                                   ------------
  Total Short-Term Obligations, at Amortized Cost ......................                           $ 52,444,867
                                                                                                   ------------
  Total Investments (Identified Cost, $754,175,610)
                                                                                                   $808,514,074
                                                                                                   ------------
Other Assets, Less
  Liabilities -- (0.8)% ................................................
                                                                                                     (6,149,975)
                                                                                                   ------------
  Net Assets -- 100.0% .................................................                           $802,364,099
                                                                                                   ------------

           See portfolio footnotes and notes to financial statements.

18-MIS

Portfolio of Investments (Unaudited) -- June 30, 2000
New Discovery Series
Stocks -- 92.3%

Issuer                                                                             Shares             Value
U.S. Stocks -- 89.2%
Advertising -- 0.1%
24 / 7 Media, Inc.* ....................................................           14,214          $   222,094
                                                                                                   -----------
Airlines -- 0.8%
Atlas Air, Inc.* .......................................................           22,593          $   810,524
Skywest, Inc. ..........................................................           13,264              491,597
                                                                                                   -----------
                                                                                                   $ 1,302,121
                                                                                                   -----------
Agricultural Products -- 0.6%
Delta and Pine Land Co. ................................................           37,320          $   935,332
                                                                                                   -----------
Auto Parts -- 0.5%
Brooks Automation, Inc.* ...............................................           13,259          $   847,747
                                                                                                   -----------
Business Machines -- 1.0%
Affiliated Computer Services,
  Inc., "A"* ...........................................................           46,090          $ 1,523,851
                                                                                                   -----------
Business Services -- 17.4%
BISYS Group, Inc.* .....................................................           23,342          $ 1,435,533
Braun Consulting, Inc.* ................................................           17,000              359,125
Carbo Ceramics, Inc. ...................................................           15,240              535,305
Complete Business Solutions, Inc.*#                                                47,029              825,947
Computer Horizons Corp.* ...............................................           23,980              322,231
Concord EFS, Inc.* .....................................................           94,390            2,454,140
CSG Systems International, Inc.* .......................................           11,280              632,385
Dendrite International, Inc.* ..........................................           45,811            1,526,079
Diamond Technology Partners,
  Inc., "A"* ...........................................................            9,654              849,552
Digimarc Corp.* ........................................................            5,470              210,595
EGL, Inc.* .............................................................           45,640            1,403,430
eLoyalty Corp.* ........................................................          123,944            1,580,286
Gartner Group, Inc.,"A"* ...............................................           26,880              322,560
iGATE Capital Corp.* ...................................................           30,740              422,675
IMRglobal Corp.* .......................................................           91,948            1,201,071
infoUSA, Inc.* .........................................................           62,552              406,588
Interim Services, Inc.* ................................................           35,840              636,160
Learning Tree International, Inc.* .....................................            5,940              363,825
Meta Group, Inc.* ......................................................           17,524              337,337
Mettler Toledo International, Inc.* ....................................           15,090              603,600
Modis Professional Services, Inc.* .....................................           84,598              645,060
National Data Corp. ....................................................           57,890            1,331,470
Navigant Consulting Co.* ...............................................          101,740              432,395
NCO Group, Inc.* .......................................................           27,420              634,087
Nextera Enterprises, Inc.* .............................................           58,615              280,253
NOVA Corp.* ............................................................           87,967            2,457,578
Peregrine Systems, Inc.* ...............................................           56,647            1,964,943
Probusiness Services, Inc.* ............................................           18,860              500,969
Radiant Systems, Inc.* .................................................           64,640            1,551,360
Renaissance Worldwide, Inc.* ...........................................           63,018               98,466
S1 Corp.* ..............................................................           23,426              546,118
Technology Solutions Co.* ..............................................           98,254              607,946
                                                                                                   -----------
                                                                                                   $27,479,069
                                                                                                   -----------
Computer Software -- Personal
  Computers -- 1.2%
HNC Software, Inc.* ....................................................           14,855          $   917,296
Verity, Inc.* ..........................................................           27,210            1,033,980
                                                                                                   -----------
                                                                                                   $ 1,951,276
                                                                                                   -----------
Computer Software -- Services -- 5.4%
Concord Communications, Inc.* ..........................................           16,590          $   661,526
ePresence, Inc.* .......................................................           41,320              299,570
Hyperion Solutions Corp.* ..............................................           43,114            1,398,510
Lightspan, Inc.* .......................................................          110,480              607,640
RSA Security, Inc.* ....................................................           74,600            5,166,050
Tier Technologies, Inc.* ...............................................           57,654              302,684
                                                                                                   -----------
                                                                                                   $ 8,435,980
                                                                                                   -----------

Issuer                                                                             Shares             Value
U.S. Stocks -- continued
Computer Software -- Systems -- 10.9%
Acxiom Corp.* ..........................................................           24,910          $   678,797
Alteon Websystems, Inc.* ...............................................            4,750              475,297
Aspen Technology, Inc.* ................................................           66,263            2,551,125
AVT Corp.* .............................................................           71,430              526,796
Cadence Design Systems, Inc.* ..........................................           19,900              405,463
Cambridge Technology Partners,
  Inc.* ................................................................           56,680              494,179
Checkfree Holdings Corp.* ..............................................           24,309            1,253,433
Computer Network Technology
  Corp.* ...............................................................           69,780            1,212,427
Cysive, Inc.* ..........................................................           13,840              330,430
Exchange Applications Software* ........................................           26,758              712,432
Intelligroup, Inc.* ....................................................           23,040              276,480
Mercator Software, Inc.* ...............................................           13,110              901,312
MMC Networks, Inc.* ....................................................           75,220            4,019,569
New Era of Networks, Inc.* .............................................           17,390              739,075
Packeteer, Inc.* .......................................................           10,300              299,988
RAVISENT Technologies, Inc.* ...........................................           70,400              497,200
StorageNetworks, Inc.* .................................................              260               23,465
Transaction System Architects,
  Inc., "A"* ...........................................................           63,853            1,093,483
Wind River Systems, Inc.* ..............................................           18,381              696,180
                                                                                                   -----------
                                                                                                   $17,187,131
                                                                                                   -----------
Conglomerates -- 0.4%
Sodexho Marriott Services, Inc. ........................................           39,953          $   639,248
                                                                                                   -----------
Consumer Goods and
  Services -- 0.3%
Sportsline USA, Inc.* ..................................................           26,723          $   455,961
                                                                                                   -----------
Containers -- 0.5%
Ivex Packaging Corp.* ..................................................           76,789          $   854,278
                                                                                                   -----------
Electrical Equipment
Capstone Turbine Corp.* ................................................            1,250          $    56,328
                                                                                                   -----------
Electronics -- 8.4%
Alliance Semiconductor Corp.* ..........................................            8,910          $   218,852
Burr-Brown Corp.* ......................................................           30,631            2,655,325
Cable Design Technologies Corp.* .......................................           17,751              594,658
Credence Systems Corp.* ................................................           12,238              675,385
DuPont Photomasks, Inc.* ...............................................           21,976            1,505,356
GaSonics International Corp.* ..........................................           24,413              962,788
Integrated Device Technology, Inc.*                                                22,080            1,322,040
Marvell Technology Group Ltd.* .........................................            1,000               57,000
MKS Instruments, Inc.* .................................................           12,046              471,300
Photronics, Inc.* ......................................................           44,005            1,248,642
Sawtek, Inc.* ..........................................................            5,000              287,812
SIPEX Corp.* ...........................................................           20,371              564,022
Triquint Semiconductor, Inc.* ..........................................            7,190              687,993
Varian Semiconductor Equipment
  Associates, Inc.* ....................................................           18,490            1,161,403
Veeco Instruments, Inc.* ...............................................           11,020              807,215
                                                                                                   -----------
                                                                                                   $13,219,791
                                                                                                   -----------
Entertainment -- 0.6%
Emmis Broadcasting Corp., "A"* .........................................           12,090          $   500,224
Spanish Broadcasting Systems,
  Inc.* ................................................................           20,150              414,334
                                                                                                   -----------
                                                                                                   $   914,558
                                                                                                   -----------
Financial Institutions -- 0.5%
Federated Investors, Inc., "A" .........................................           18,660          $   654,266
Financial Federal Corp.* ...............................................           11,511              200,004
                                                                                                   -----------
                                                                                                   $   854,270
                                                                                                   -----------

                                                                        19-NDS

Issuer                                                                             Shares             Value
U.S. Stocks -- continued
Food and Beverage Products -- 0.2%
Del Monte Foods Co.* ...................................................           51,227         $    348,984
                                                                                                  ------------
Healthcare -- 3.2%
Caremark Rx, Inc.* .....................................................          732,177         $  4,987,956
                                                                                                  ------------
Insurance -- 0.2%
Inspire Insurance Solutions, Inc.* .....................................          117,530         $    352,590
                                                                                                  ------------
Internet -- 3.0%
Digital Insight Corp.* .................................................            9,730         $    330,820
HealthGate Data Corp.* .................................................            4,720                7,670
Jupiter Communications, Inc.* ..........................................           19,835              456,205
L90, Inc.* .............................................................           16,000              168,000
Lante Corp.* ...........................................................            9,810              200,492
Netopia, Inc.* .........................................................            4,320              173,880
Netzee, Inc.* ..........................................................            8,630               49,353
Onesource Information Services,
  Inc.* ................................................................           34,430              258,225
Ticketmaster Online-Citysearch,
  Inc.* ................................................................            8,510              135,628
VeriSign, Inc.* ........................................................           13,227            2,334,566
Versata, Inc.* .........................................................           13,860              558,731
Virage, Inc.* ..........................................................              320                5,780
                                                                                                  ------------
                                                                                                  $  4,679,350
                                                                                                  ------------
Machinery -- 0.6%
Applied Science and Technology,
  Inc.* ................................................................            9,690         $    250,729
Asyst Technologies, Inc.* ..............................................           21,086              722,195
                                                                                                  ------------
                                                                                                  $    972,924
                                                                                                  ------------
Manufacturing -- 0.4%
Kemet Corp.*# ..........................................................           22,290         $    558,643
                                                                                                  ------------
Media -- 0.1%
Radio One, Inc.* .......................................................            5,270         $    116,269
                                                                                                  ------------
Medical and Health Products -- 1.7%
Closure Med Corp.* .....................................................           18,510         $    425,730
CONMED Corp.* ..........................................................           34,870              902,261
Haemonetics Corp.* .....................................................           41,427              869,967
ORATEC Interventions, Inc.* ............................................           16,350              545,681
                                                                                                  ------------
                                                                                                  $  2,743,639
                                                                                                  ------------
Medical and Health Technology
  and Services -- 7.0%
Allos Therapeutics, Inc.* ..............................................           18,850         $    183,788
BioSource International, Inc.* .........................................            9,090              202,252
Cyberonics, Inc.* ......................................................           34,180              410,160
Cytyc Corp.* ...........................................................           36,616            1,954,379
Express Scripts, Inc.* .................................................            4,620              287,017
IDEXX Laboratories, Inc.*# .............................................           45,666            1,044,610
IDX Systems Corp.* .....................................................           27,976              395,161
Impath, Inc.* ..........................................................           15,862              860,513
LifePoint Hospitals, Inc.* .............................................           34,315              763,509
Lincare Holdings, Inc.* ................................................           29,040              715,110
Martek Biosciences Corp.* ..............................................            5,538              103,838
Omnicare, Inc. .........................................................           68,580              621,506
Orthodontic Centers of America,
  Inc.* ................................................................           30,201              683,298
Osteotech, Inc.* .......................................................           49,000              514,500
Parexel International Corp.* ...........................................           58,160              556,155
Summit Technology, Inc.* ...............................................           28,330              534,729
Superior Consultant Holdings Corp.*                                                 1,482                7,040
Total Renal Care Holdings, Inc.* .......................................          107,935              647,610
V. I. Technologies, Inc.* ..............................................           42,437              297,059
VISX, Inc.* ............................................................            7,800              218,887
                                                                                                  ------------
                                                                                                  $ 11,001,121
                                                                                                  ------------

Issuer                                                                             Shares             Value
U.S. Stocks -- continued
Oil Services -- 6.8%
Cooper Cameron Corp.* ..................................................           11,028         $    727,848
Dril-Quip, Inc.*# ......................................................           10,008              467,874
Global Industries, Inc.* ...............................................          174,478            3,293,273
Input/Output, Inc.* ....................................................           64,789              546,657
Key Energy Services, Inc.* .............................................           48,190              463,829
National Oilwell, Inc.* ................................................           22,262              731,863
Noble Drilling Corp.* ..................................................           56,694            2,335,084
Trico Marine Services, Inc.* ...........................................          122,140            1,557,285
Weatherford International, Inc.* .......................................           16,773              667,775
                                                                                                  ------------
                                                                                                  $ 10,791,488
                                                                                                  ------------
Oils -- 4.8%
EOG Resources, Inc. ....................................................           26,580         $    890,430
Grant Pride Co., Inc.* .................................................           16,773              419,325
Houston Exploration Co.* ...............................................           37,950              953,494
Louis Dreyfus Natural Gas Corp.* .......................................           19,410              607,776
Marine Drilling Companies, Inc.* .......................................           48,140            1,347,920
Newfield Exploration Co.*# .............................................           30,456            1,191,591
Oceaneering International, Inc.* .......................................           55,800            1,060,200
Santa Fe Snyder Corp.* .................................................          100,710            1,145,576
                                                                                                  ------------
                                                                                                  $  7,616,312
                                                                                                  ------------
Printing and Publishing -- 0.8%
Scholastic Corp.* ......................................................           19,430         $  1,187,659
                                                                                                  ------------
Restaurants and Lodging -- 1.0%
Papa John's International, Inc.* .......................................           36,346         $    890,477
Sonic Corp.* ...........................................................           22,381              657,442
                                                                                                  ------------
                                                                                                  $  1,547,919
                                                                                                  ------------
Retail -- 0.4%
CSK Auto Corp.* ........................................................           13,852         $    104,756
PETCO Animal Supplies, Inc.* ...........................................           26,536              520,769
                                                                                                  ------------
                                                                                                  $    625,525
                                                                                                  ------------
Special Products and Services -- 0.6%
Harmonic Lightwaves, Inc.* .............................................            5,000         $    123,750
Sylvan Learning Systems, Inc.* .........................................           63,810              877,387
                                                                                                  ------------
                                                                                                  $  1,001,137
                                                                                                  ------------
Technology -- 1.1%
Galileo Technology Ltd.* ...............................................           29,030         $    624,145
Varian, Inc.* ..........................................................           23,480            1,083,015
                                                                                                  ------------
                                                                                                  $  1,707,160
                                                                                                  ------------
Telecommunications -- 8.7%
Advanced Fibre Communications,
  Inc.* ................................................................           19,620         $    889,031
American Tower Corp., "A"* .............................................                8                  334
ANTEC Corp.* ...........................................................           23,370              971,316
Aware, Inc.* ...........................................................           17,080              873,215
Cabletron Systems, Inc.* ...............................................           45,510            1,149,128
California Amplifier, Inc.* ............................................           16,230              742,523
Carrier Access Corp.* ..................................................            9,350              494,381
Emulex Corp.* ..........................................................           13,820              907,801
Intermedia Communications, Inc.* .......................................           35,763            1,063,949
MGC Communications, Inc.* ..............................................           15,150              908,053
Natural Microsystems Corp.* ............................................           13,930            1,566,254
Net Perceptions, Inc.* .................................................           12,350              196,056
Pinnacle Holdings, Inc.*# ..............................................           28,456            1,536,624
Proxim, Inc.* ..........................................................            7,364              728,806
Tekelec Co.* ...........................................................           19,030              917,008
Telaxis Communications Corp.* ..........................................           19,020              594,375
Viasystems Group, Inc.* ................................................            5,750               93,078
                                                                                                  ------------
                                                                                                  $ 13,631,932
                                                                                                  ------------
  Total U.S. Stocks ....................................................
                                                                                                  $140,749,643
                                                                                                  ------------

20-NDS

Issuer                             Shares            Value
Foreign Stocks -- 3.1%
Canada -- 0.5%
Intertape Polymer Group, Inc.
  (Containers) .................   45,370         $    782,632
                                                  ------------
Ireland -- 2.0%
SmartForce PLC* (Internet) .....   65,404         $  3,139,392
                                                  ------------
Israel -- 0.6%
Fundtech Ltd.*# (Computer
  Software -- Systems) .........   33,150         $    861,900
                                                  ------------
  Total Foreign Stocks .....................      $  4,783,924
                                                  ------------
  Total Stocks (Identified Cost, $133,773,342)    $145,533,567
                                                  ------------
Preferred Stock -- 0.3%
Business Services -- 0.3%
Sitara Networks Inc. (Identified
  Cost, $482,391)...............   74,100         $    482,391
                                                  ------------
Warrant
Medical and Health Technology and Services
Martek Biosciences Corp.##
  (Identified Cost, $0).........    1,661         $     31,144
                                                  ------------
Short-Term Obligations -- 5.5%
                              Principal Amount
                                (000 Omitted)
Federal Home Loan Bank, due
  7/03/00 ......................   $3,657         $  3,655,665
Morgan Stanley Dean Witter, due
  7/05/00 ......................    5,000            4,996,195
                                                  ------------
  Total Short-Term Obligations, at Amortized      $  8,651,860
                                                  ------------
Cost
  Total Investments (Identified Cost,             $154,698,962
   $142,907,593) ...............                  ------------

Security Sold Short -- (0.2)%
                                   Shares
Internet -- (0.2)%
Retek, Inc.* (Proceeds Received,
  $545,842).....................   (7,500)        $   (240,000)
                                                  ------------
Other Assets,
  Less Liabilities -- 2.1% ..............            3,284,725
                                                  ------------
  Net Assets -- 100.0% ..................         $157,743,687
                                                  ------------

# Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At June 30, 2000, the value of the securities pledged amounted to $886,264.

           See portfolio footnotes and notes to financial statements.

Portfolio of Investments (Unaudited) -- June 30, 2000
Research Growth and Income Series
Stocks -- 98.9%

Issuer                                                                       Shares        Value
U.S. Stocks -- 89.9%
Aerospace -- 2.3%
Boeing Co. ...............................................................   20,900     $  873,881
General Dynamics Corp. ...................................................    5,650        295,213
United Technologies Corp. ................................................   12,710        748,301
                                                                                        ----------
                                                                                        $1,917,395
                                                                                        ----------
Automotive -- 0.4%
Delphi Automotive Systems Corp. ..........................................   22,730     $  331,006
                                                                                        ----------
Banks and Credit Companies -- 2.9%
Capital One Financial Corp. ..............................................   11,890     $  530,591
Chase Manhattan Corp. ....................................................   18,435        849,162
PNC Bank Corp. ...........................................................   18,030        845,157
U.S. Bancorp .............................................................   11,200        215,600
                                                                                        ----------
                                                                                        $2,440,510
                                                                                        ----------
Biotechnology -- 2.1%
Pharmacia Corp. ..........................................................   33,715     $1,742,644
                                                                                        ----------
Business Machines -- 5.5%
Hewlett-Packard Co. ......................................................    7,900     $  986,513
International Business Machines
  Corp. ..................................................................   11,700      1,281,881
Sun Microsystems, Inc.* ..................................................   26,560      2,415,300
                                                                                        ----------
                                                                                        $4,683,694
                                                                                        ----------
Business Services -- 1.5%
Automatic Data Processing, Inc. ..........................................   20,500     $1,098,031
Computer Sciences Corp.* .................................................    2,400        179,250
                                                                                        ----------
                                                                                        $1,277,281
                                                                                        ----------
Cellular Telephones -- 1.2%
Motorola, Inc. ...........................................................   34,690     $1,008,178
                                                                                        ----------
Chemicals -- 1.7%
Dow Chemical Co. .........................................................    5,790     $  174,786
Eastman Chemical Co. .....................................................    4,400        210,100
Rohm & Haas Co. ..........................................................   29,400      1,014,300
                                                                                        ----------
                                                                                        $1,399,186
                                                                                        ----------
Computer Software -- Personal
  Computers -- 1.9%
Microsoft Corp.* .........................................................   20,410     $1,632,800
                                                                                        ----------
Computer Software -- Services -- 2.3%
EMC Corp.* ...............................................................   25,400     $1,954,212
                                                                                        ----------
Computer Software -- Systems -- 1.8%
Computer Associates International,
  Inc. ...................................................................    2,870     $  146,908
Oracle Corp.* ............................................................   16,540      1,390,394
                                                                                        ----------
                                                                                        $1,537,302
                                                                                        ----------
Conglomerates -- 2.3%
Tyco International Ltd. ..................................................   40,260     $1,907,317
                                                                                        ----------
Consumer Goods and Services -- 1.9%
Clorox Co. ...............................................................    7,630     $  341,919
Colgate-Palmolive Co. ....................................................   15,390        921,476
Fortune Brands, Inc. .....................................................   13,480        310,883
                                                                                        ----------
                                                                                        $1,574,278
                                                                                        ----------
Containers -- 0.1%
Owens Illinois, Inc.* ....................................................    7,310     $   85,436
                                                                                        ----------
Electrical Equipment -- 0.7%
Emerson Electric Co. .....................................................   10,500     $  633,937
                                                                                        ----------
Electronics -- 5.7%
Intel Corp. ..............................................................   29,500     $3,943,781
Micron Technology, Inc.* .................................................    4,300        378,669
SCI Systems, Inc.* .......................................................    2,700        105,806
Solectron Corp.* .........................................................   10,400        435,500
                                                                                        ----------
                                                                                        $4,863,756
                                                                                        ----------

                                                                        21-RGI

Issuer                                                                             Shares             Value
U.S. Stocks -- continued
Energy -- 0.4%
Sierra Pacific Resources Co. ...........................................           27,710          $   348,107
                                                                                                   -----------
Entertainment -- 2.6%
Time Warner, Inc. ......................................................           14,147          $ 1,075,172
Viacom, Inc., "B"* .....................................................           17,100            1,166,006
                                                                                                   -----------
                                                                                                   $ 2,241,178
                                                                                                   -----------
Financial Institutions -- 4.8%
Associates First Capital Corp., "A" ....................................           23,060          $   514,526
Citigroup, Inc. ........................................................           28,430            1,712,908
FleetBoston Financial Corp. ............................................           26,080              886,720
Freddie Mac Corp. ......................................................           22,520              912,060
Goldman Sachs Group, Inc. ..............................................              720               68,310
                                                                                                   -----------
                                                                                                   $ 4,094,524
                                                                                                   -----------
Financial Services -- 0.8%
AXA Financial, Inc. ....................................................           20,500          $   697,000
                                                                                                   -----------
Food and Beverage Products -- 3.2%
Anheuser-Busch Cos., Inc. ..............................................           11,800          $   881,312
Keebler Foods Co. ......................................................           22,640              840,510
Quaker Oats Co. ........................................................           13,590            1,020,949
                                                                                                   -----------
                                                                                                   $ 2,742,771
                                                                                                   -----------
Insurance -- 4.6%
American International Group, Inc. .....................................            6,105          $   717,337
Gallagher (Arthur J.) & Co. ............................................           23,900            1,003,800
Hartford Financial Services Group,
  Inc. .................................................................           15,270              854,166
Marsh & McLennan Cos., Inc. ............................................            3,800              396,863
Nationwide Financial Services,
  Inc., "A" ............................................................           29,000              953,375
                                                                                                   -----------
                                                                                                   $ 3,925,541
                                                                                                   -----------
Machinery -- 2.2%
Deere & Co., Inc. ......................................................           12,800          $   473,600
Ingersoll Rand Co. .....................................................           11,900              478,975
W.W. Grainger, Inc. ....................................................           29,900              921,294
                                                                                                   -----------
                                                                                                   $ 1,873,869
                                                                                                   -----------
Medical and Health
  Products -- 6.1%
American Home Products Corp. ...........................................           30,520          $ 1,793,050
Bausch & Lomb, Inc. ....................................................           13,600            1,052,300
Bristol-Myers Squibb Co. ...............................................           40,580            2,363,785
                                                                                                   -----------
                                                                                                   $ 5,209,135
                                                                                                   -----------
Medical and Health Technology
  and Services -- 1.9%
Medtronic, Inc. ........................................................           31,900          $ 1,589,019
                                                                                                   -----------
Metals and Minerals -- 1.0%
Alcoa, Inc. ............................................................           30,360          $   880,440
                                                                                                   -----------
Oil Services -- 2.6%
Baker Hughes, Inc. .....................................................           12,200          $   390,400
Cooper Cameron Corp.* ..................................................            5,420              357,720
Global Marine, Inc.* ...................................................           30,100              848,443
Weatherford International, Inc.* .......................................           15,500              617,094
                                                                                                   -----------
                                                                                                   $ 2,213,657
                                                                                                   -----------
Oils -- 4.4%
Conoco, Inc. ...........................................................           58,810          $ 1,444,521
Exxon Mobil Corp. ......................................................           24,848            1,950,568
Santa Fe International Corp. ...........................................            8,800              307,450
                                                                                                   -----------
                                                                                                   $ 3,702,539
                                                                                                   -----------
Printing and Publishing -- 0.9%
Tribune Co. ............................................................           22,660          $   793,100
                                                                                                   -----------

Issuer                                                                             Shares             Value
U.S. Stocks -- continued
Real Estate Investment Trusts -- 1.0%
Highwoods Properties, Inc. .............................................           34,720          $   833,280
                                                                                                   -----------
Retail -- 3.8%
CVS Corp. ..............................................................           25,360          $ 1,014,400
Wal-Mart Stores, Inc. ..................................................           37,570            2,164,971
                                                                                                   -----------
                                                                                                   $ 3,179,371
                                                                                                   -----------
Supermarkets -- 1.8%
Kroger Co.* ............................................................           21,690          $   478,536
Safeway, Inc.* .........................................................           23,020            1,038,777
                                                                                                   -----------
                                                                                                   $ 1,517,313
                                                                                                   -----------
Telecommunications -- 11.5%
Bell Atlantic Corp. ....................................................           20,820          $ 1,057,916
Cabletron Systems, Inc.* ...............................................            9,900              249,975
Cisco Systems, Inc.* ...................................................           48,940            3,110,749
Corning, Inc. ..........................................................            6,154            1,660,811
Qwest Communications
  International, Inc.* .................................................            3,400              168,938
Sprint Corp. ...........................................................           34,100            1,739,100
Tellabs, Inc.* .........................................................            3,800              260,062
WorldCom, Inc.* ........................................................           32,365            1,484,744
                                                                                                   -----------
                                                                                                   $ 9,732,295
                                                                                                   -----------
Utilities -- Electric -- 1.2%
CMS Energy Corp. .......................................................           15,530          $   343,601
Peco Energy Co. ........................................................           16,410              661,528
                                                                                                   -----------
                                                                                                   $ 1,005,129
                                                                                                   -----------
Utilities -- Gas -- 0.8%
Columbia Energy Group ..................................................           10,910          $   715,969
                                                                                                   -----------
  Total U.S. Stocks ....................................................                           $76,283,169
                                                                                                   -----------
Foreign Stocks -- 9.0%
Bermuda -- 0.7%
Global Crossing Ltd.
  (Telecommunications)* ................................................           21,500          $   565,719
                                                                                                   -----------
Canada -- 2.0%
Canadian National Railway Co.
  (Railroads) ..........................................................           30,876          $   901,193
Nortel Networks Corp.
  (Telecommunications) .................................................           12,300              839,475
                                                                                                   -----------
                                                                                                   $ 1,740,668
                                                                                                   -----------
Japan -- 1.0%
Fast Retailing Co. (Retail) ............................................              500          $   209,276
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) .............................................               49              651,301
                                                                                                   -----------
                                                                                                   $   860,577
                                                                                                   -----------
Netherlands -- 1.7%
ING Groep N.V. (Financial
  Services)* ...........................................................            8,682          $   586,779
Royal Dutch Petroleum Co. (Oils) .......................................           13,400              832,736
                                                                                                   -----------
                                                                                                   $ 1,419,515
                                                                                                   -----------
Switzerland -- 0.1%
Nestle S.A. (Food and Beverage
  Products) ............................................................               53          $   106,111
                                                                                                   -----------
United Kingdom -- 3.5%
BAE Systems PLC (Aerospace)* ...........................................           82,800          $   516,002
BP Amoco PLC, ADR (Oils) ...............................................           27,658            1,564,406
Lloyds TSB Group PLC (Banks and
  Credit Cos.)* ........................................................               43                  406

22-RGI

Issuer                                              Shares         Value
Foreign Stocks -- continued
United Kingdom -- continued
Vodafone AirTouch PLC
  (Telecommunications)* ......................      211,089     $   852,513
                                                                -----------
                                                                $ 2,933,327
                                                                -----------
  Total Foreign Stocks .......................                  $ 7,625,917
                                                                -----------
  Total Stocks (Identified Cost, $74,510,268)                   $83,909,086
                                                                -----------
Short-Term Obligation -- 0.9%
                                                Principal Amount
                                                 (000 Omitted)
General Electric Capital Corp., due
  7/03/00, at Amortized Cost .................         $801     $   800,691
                                                                -----------
  Total Investments (Identified Cost, $75,310,959) ........     $84,709,777
                                                                -----------
Other Assets,
  Less Liabilities -- 0.2% ................................         132,648
                                                                -----------
  Net Assets -- 100.0% ....................................     $84,842,425
                                                                -----------

           See portfolio footnotes and notes to financial statements.

Portfolio of Investments (Unaudited) -- June 30, 2000
Research International Series
Stocks -- 97.6%

Issuer                                    Shares         Value
Foreign Stocks -- 95.0%
Australia -- 2.2%
Australia & New Zealand Banking
  Group Ltd. (Banks and Credit
  Cos.)* .............................    68,980      $  528,236
Cable & Wireless Optus Ltd.
  (Telecommunications) ...............   112,591         335,189
Telstra Corp. Ltd.
  (Telecommunications) ...............    50,510         204,721
                                                      ----------
                                                      $1,068,146
                                                      ----------
Belgium -- 0.2%
Lernout & Hauspie Speech
  Products N.V. "B" (Business
  Services)* .........................     1,680      $   71,820
Lernout & Hauspie Speech
  Products N.V. (Business
  Services)* .........................        20             821
Lernout & Hauspie Speech
  Products N.V., New Shares
  (Business Services)* ...............       420          17,641
                                                      ----------
                                                      $   90,282
                                                      ----------
Bermuda -- 0.1%
FLAG Telecom Holdings Ltd.
  (Telecommunications)* ..............     4,140      $   61,582
                                                      ----------
Brazil -- 0.9%
Telecomunicacoes de Sao Paulo
  S.A. (Telecommunications)* .........    14,930      $  413,570
                                                      ----------
Canada -- 3.4%
AT&T Canada, Inc.
  (Telecommunications)* ..............     8,570      $  284,417
BCE, Inc. (Telecommunications) .......    20,670         492,204
Manitoba Telecom Services
  (Telecommunications) ...............    14,690         252,694
Nortel Networks Corp.
  (Telecommunications) ...............     8,552         583,674
                                                      ----------
                                                      $1,612,989
                                                      ----------
Denmark -- 0.6%
ISS International Service Systems
  Co. (Business Services)* ...........     3,490      $  265,724
                                                      ----------
Finland -- 0.5%
Sonera Oyj (Telecommunications) ......     2,750      $  125,351
Tieto Corp. (Computer Software --
   Systems) ..........................     3,726         124,311
                                                      ----------
                                                      $  249,662
                                                      ----------
France -- 8.9%
Alcatel Co. (Telecommunications) .....     8,420      $  552,192
Axa (Insurance) ......................     3,837         604,362
Banque Nationale de Paris (Banks
  and Credit Cos.) ...................     4,220         406,064
Business Objects S.A., ADR
  (Computer Software -- Systems)*          1,060          93,413
Integra S.A. (Computer Software --
   Services)* ........................     3,610          32,600
Natexis Co. (Financial Services) .....     1,310          93,664
Sanofi-Synthelabo S.A. (Medical
  and Health Products)* ..............     6,250         297,716
Societe Television Francaise 1
  (Entertainment) ....................     4,360         303,830
StMicroelectronics N.V. (Electronics)      7,080         446,066
Technip S.A. (Construction) ..........     4,585         554,546
Total S.A., "B" (Oils) ...............     4,815         738,182
Wavecom S.A., ADR (Electronics)* .....     1,446      $  159,060
                                                      ----------
                                                      $4,281,695
                                                      ----------

                                                                        23-RIS

Issuer                                            Shares             Value
Foreign Stocks -- continued
Germany -- 3.3%
comdirect bank AG (Financial
  Services)* ..........................              120          $     3,706
Freenet.de AG (Internet)* .............               60                4,926
Fresenius AG (Medical Supplies) .......            1,460              337,279
Fresenius AG, Preferred (Medical
  Supplies) ...........................            2,230               93,240
GFT Technology AG (Computer
  Software -- Services)* ..............              620              118,370
Henkel KGaA, Preferred
  (Chemicals) .........................            4,027              229,882
Poet Holdings, Inc. (Computer
  Software -- Services)* ..............              990               37,708
Prosieben Media AG, Preferred
  (Entertainment)* ....................            3,860              479,939
SAP AG (Computer Software --
   Services) ..........................            1,470              270,829
                                                                  -----------
                                                                  $ 1,575,879
                                                                  -----------
Hong Kong -- 2.6%
China Telecom Ltd.
  (Telecommunications) ................           68,000          $   599,744
Li & Fung Ltd. (Consumer Goods
  and Services)* ......................          132,000              660,423
                                                                  -----------
                                                                  $ 1,260,167
                                                                  -----------
Ireland -- 0.1%
Trintech Group PLC, ADR
  (Computer Software -- Products)*                 2,130          $    41,968
                                                                  -----------
Italy -- 1.4%
Banca Intesa S.p.A. (Financial
  Services) ...........................           85,400          $   382,342
San Paolo -- Imi S.p.A. (Banks and
  Credit Cos.) ........................           15,733              279,198
                                                                  -----------
                                                                  $   661,540
                                                                  -----------
Japan -- 22.1%
Murata Manufacturing Co. Ltd.
  (Electronics) .......................            3,000          $   430,430
Canon, Inc. (Special Products and
  Services) ...........................           14,000              696,833
Chugai Pharmaceutical Co. Ltd.
  (Pharmaceuticals) ...................           55,000            1,039,546
Daikin Industries Ltd. (Consumer
  Goods and Services) .................           19,000              441,506
Eisai Co. Ltd. (Medical and Health
  Products) ...........................           11,000              352,564
Fast Retailing Co. (Retail) ...........            3,500            1,464,932
Fujitsu Ltd. (Computer Hardware --
   Systems) ...........................           13,000              449,755
Hitachi Ltd. (Electronics) ............           22,700              327,404
Keyence Corp. (Electronics) ...........            1,400              461,915
Meitec Corp. (Computer Software --
   Systems) ...........................            6,300              249,434
Mimasu Semiconductor Industry Co.
  Ltd. (Electronics) ..................           13,200              241,403
Mitsubishi Electric Corp.
  (Electronics) .......................           34,000              367,949
Nintendo Co. (Entertainment) ..........            1,300              226,961
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) ............               63              837,387
Nitto Denko Corp. (Industrial Goods
  and Services) .......................            6,000              231,335

Issuer                                            Shares              Value
Foreign Stocks -- continued
Japan -- continued
NTT Mobile Communications
  Network, Inc.
  (Telecommunications) ................               21          $   568,156
Pioneer Electronic Corp.
  (Electronics) .......................            8,000              311,463
Rohm Co. (Electronics) ................            1,500              438,348
Secom Co. (Consumer Goods and
  Services) ...........................            5,000              365,290
Softbank Corp. (Internet) .............            1,900              257,919
Tokyo Gas Co. Ltd. (Gas) ..............           84,000              235,973
Ushio, Inc. (Electronics) .............           12,000              330,317
Victor Company of Japan
  (Telecommunications) ................           33,000              290,865
                                                                  -----------
                                                                  $10,617,685
                                                                  -----------
Mexico -- 0.6%
Telefonos de Mexico S.A., ADR
  (Utilities -- Telephone) ............            5,240          $   299,335
                                                                  -----------
Netherlands -- 12.2%
ABN Amro Holdings N.V. (Finance) ......            5,000          $   122,475
Akzo Nobel N.V. (Chemicals) ...........            9,977              423,820
Fugro N.V. (Engineering)* .............            6,195              353,347
Hunter Douglas N.V., ADR
  (Consumer Goods and Services)*                  10,069              272,497
ING Groep N.V. (Financial
  Services)* ..........................           17,978            1,215,056
Jomed N.V. (Medical and Health
  Products) ...........................            7,640              302,171
Philips Electronics N.V. (Electronics)            10,654              502,413
Koninklijke Ahrend Groep N.V.
  (Consumer Goods and Services)*                  13,203              168,888
KPN N.V. (Telecommunications)* ........           22,166              991,330
Libertel N.V. (Cellular
  Telecommunications)* ................           14,500              220,775
Royal Dutch Petroleum Co. (Oils) ......           14,620              908,552
Versatel Telecommunications N.V.
  (Telecommunications)* ...............            8,770              368,361
                                                                  -----------
                                                                  $ 5,849,685
                                                                  -----------
Singapore -- 3.5%
Chartered Semiconductor
  Manufacturing Co., ADR
  (Electronics)* ......................            5,285          $   475,650
Datacraft Asia Ltd.
  (Telecommunications) ................           42,023              369,803
DBS Group Holdings Ltd. (Financial
  Services) ...........................           18,141              233,264
Natsteel Electronics Ltd.
  (Electronics) .......................           37,000              113,582
Overseas Union Bank Ltd. (Banks
  and Credit Cos.) ....................           54,000              209,557
Singapore Press Holdings Ltd.
  (Printing and Publishing) ...........           16,000              250,217
                                                                  -----------
                                                                  $ 1,652,073
                                                                  -----------
South Korea -- 1.9%
Korea Telecom Corp.
  (Telecommunications)* ...............            4,593          $   222,187
Samsung Electronics (Electronics) .....            2,120              701,659
                                                                  -----------
                                                                  $   923,846
                                                                  -----------

24-RIS

Issuer                                                                             Shares             Value
Foreign Stocks -- continued
Spain -- 1.9%
Altadis S.A. (Tobacco)* ................................................            22,008         $   336,142
Cortefiel S.A. (Retail) ................................................            13,831             299,974
Telefonica S.A.
  (Telecommunications)* ................................................            13,010             279,435
                                                                                                   -----------
                                                                                                   $   915,551
                                                                                                   -----------
Sweden -- 3.4%
Allgon AB, "B" (Electronics) ...........................................             6,720         $    80,045
Saab AB, "B" (Aerospace) ...............................................            70,136             588,776
Scandinavia Online Co. (Internet)* .....................................             6,020              90,146
Skandia Forsakrings AB
  (Insurance) ..........................................................            13,114             346,632
Tele1 Europe Holdings AB
  (Telecommunications)* ................................................               650               7,964
Telefonaktiebolaget LM Ericsson AB
  (Telecommunications) .................................................            26,912             532,745
                                                                                                   -----------
                                                                                                   $ 1,646,308
                                                                                                   -----------
Switzerland -- 3.5%
Nestle S.A. (Food and Beverage
  Products) ............................................................               205         $   410,427
Novartis AG (Medical and Health
  Products) ............................................................               525             831,862
Synthes-Stratec, Inc. (Medical and
  Health Products)* ....................................................               935             425,425
                                                                                                   -----------
                                                                                                   $ 1,667,714
                                                                                                   -----------
United Kingdom -- 21.7%
AstraZeneca Group PLC (Medical
  and Health Products) .................................................            14,298         $   667,198
BAE Systems PLC (Aerospace)* ...........................................           114,847             715,717
Boots Co. PLC (Retail)* ................................................            29,500             224,447
BP Amoco PLC, ADR (Oils) ...............................................            19,612           1,109,304
British Telecommunications PLC
  (Telecommunications)* ................................................            25,690             331,853
Cable & Wireless PLC, ADR
  (Telecommunications)* ................................................            31,183             527,804
Capital Radio PLC (Broadcasting) .......................................             9,946             232,435
Carlton Communications PLC
  (Broadcasting) .......................................................            22,840             293,656
CGU PLC (Insurance)* ...................................................            39,158             651,535
Diageo PLC (Food and Beverage
  Products)* ...........................................................            42,362             379,975
HSBC Holdings PLC (Banks and
  Credit Cos.) .........................................................            82,100             938,214
HSBC Holdings PLC, HK REG
  (Banks and Credit Cos.) ..............................................            38,000             435,087
Lloyds TSB Group PLC (Banks and
  Credit Cos.)* ........................................................            27,443             259,024
Matalan PLC (Apparel and Textiles)......................................            26,870             211,753
Next PLC (Retail) ......................................................            26,862             234,850
Reuters Group PLC (Business
  Services) ............................................................            21,944             374,080
Royal Bank of Scotland PLC (Banks
  and Credit Cos.)* ....................................................            15,430             258,134
United News & Media PLC
  (Broadcasting) .......................................................            55,030             790,765
Vodafone AirTouch PLC
  (Telecommunications)* ................................................           443,031           1,789,244
                                                                                                   -----------
                                                                                                   $10,425,075
                                                                                                   -----------
  Total Foreign Stocks ...................................................................         $45,580,476
                                                                                                   -----------

Issuer                                                                             Shares              Value
U.S. Stocks -- 2.6%
Biotechnology -- 0.8%
Pharmacia Corp. ........................................................             7,096         $   366,775
                                                                                                   -----------
Internet -- 0.1%
VIA Net.Works, Inc.* ...................................................             3,760         $    58,045
                                                                                                   -----------
Oils -- 0.5%
Santa Fe International Corp. ...........................................             7,200         $   251,550
                                                                                                   -----------
Telecommunications -- 1.2%
NTL, Inc.* .............................................................             6,577         $   393,798
UnitedGlobalCom, Inc.* .................................................             3,570             166,897
                                                                                                   -----------
                                                                                                   $   560,695
                                                                                                   -----------
  Total U.S. Stocks ......................................................................         $ 1,237,065
                                                                                                   -----------
  Total Stocks (Identified Cost, $45,038,139) ............................................         $46,817,541
                                                                                                   -----------
Short-Term Obligation -- 2.3%
                                                                               Principal Amount
                                                                                (000 Omitted)
Federal Home Loan Bank, due
  7/03/00, at Amortized Cost ...........................................           $ 1,076         $ 1,075,607
                                                                                                   -----------
  Total Investments (Identified Cost, $46,113,746) .......................................         $47,893,148
                                                                                                   -----------
Other Assets,
  Less Liabilities -- 0.1% ...............................................................              56,169
                                                                                                   -----------
  Net Assets -- 100.0% ...................................................................         $47,949,317
                                                                                                   -----------

           See portfolio footnotes and notes to financial statements.


                                                                        25-RIS

Portfolio of Investments (Unaudited) -- June 30, 2000
Strategic Growth Series
Stocks -- 93.1%

Issuer                                                                             Shares             Value
U.S. Stocks -- 82.5%
Banks and Credit Companies -- 0.5%
Bank of New York Co., Inc. .............................................            1,090          $   50,685
Capital One Financial Corp. ............................................            1,040              46,410
Providian Financial Corp. ..............................................            1,682             151,380
                                                                                                   ----------
                                                                                                   $  248,475
                                                                                                   ----------
Biotechnology -- 1.7%
Pharmacia Corp. ........................................................           13,237          $  684,187
Waters Corp.* ..........................................................            1,505             187,843
                                                                                                   ----------
                                                                                                   $  872,030
                                                                                                   ----------
Business Machines -- 2.6%
Affiliated Computer Services,
  Inc., "A"* ...........................................................           11,320          $  374,267
Egain Communications Corp.* ............................................            2,190              26,554
Seagate Technology, Inc.* ..............................................           10,015             550,825
Sun Microsystems, Inc.* ................................................            3,800             345,563
                                                                                                   ----------
                                                                                                   $1,297,209
                                                                                                   ----------
Business Services -- 8.5%
Automatic Data Processing, Inc. ........................................           13,460          $  720,951
BEA Systems, Inc.* .....................................................            1,600              79,100
BISYS Group, Inc.* .....................................................            8,990             552,885
Computer Sciences Corp.* ...............................................            9,430             704,303
Concord EFS, Inc.* .....................................................           10,150             263,900
First Data Corp. .......................................................           14,575             723,285
Fiserv, Inc.* ..........................................................           14,400             622,800
Teletech Holdings, Inc.* ...............................................           18,900             587,081
                                                                                                   ----------
                                                                                                   $4,254,305
                                                                                                   ----------
Cellular Telephones -- 2.1%
Motorola, Inc. .........................................................           13,677          $  397,488
Sprint Corp. (PCS Group)* ..............................................           11,430             680,085
                                                                                                   ----------
                                                                                                   $1,077,573
                                                                                                   ----------
Computer Hardware -- Systems -- 1.8%
Dell Computer Corp.* ...................................................           18,350          $  904,884
                                                                                                   ----------
Computer Software -- Personal
  Computers -- 3.3%
Mercury Interactive Corp.* .............................................            1,260          $  121,905
Microsoft Corp.* .......................................................           19,150           1,532,000
                                                                                                   ----------
                                                                                                   $1,653,905
                                                                                                   ----------
Computer Software -- Services -- 1.1%
EMC Corp.* .............................................................            3,520          $  270,820
Portal Software, Inc.* .................................................            4,680             298,935
                                                                                                   ----------
                                                                                                   $  569,755
                                                                                                   ----------
Computer Software -- Systems -- 11.4%
BMC Software, Inc.* ....................................................           27,405          $  999,854
Cadence Design Systems, Inc.* ..........................................           36,570             745,114
Commerce One, Inc.* ....................................................            1,330              60,349
Computer Associates International,
  Inc. .................................................................           24,150           1,236,178
Compuware Corp.* .......................................................           18,970             196,814
E.piphany, Inc.* .......................................................              960             102,900
I2 Technologies, Inc.* .................................................              860              89,668
Liberate Technologies* .................................................              290               8,501
Oracle Corp.* ..........................................................            8,290             696,878
Rational Software Corp.* ...............................................            9,975             927,051
Siebel Systems, Inc.* ..................................................            2,910             475,967
VERITAS Software Corp.* ................................................            1,667             188,397
                                                                                                   ----------
                                                                                                   $5,727,671
                                                                                                   ----------
Conglomerates -- 3.0%
Tyco International Ltd. ................................................           31,600          $1,497,050
                                                                                                   ----------
Electrical Equipment -- 2.1%
Emerson Electric Co. ...................................................            1,150          $   69,431
General Electric Co. ...................................................           18,440             977,320
                                                                                                   ----------
                                                                                                   $1,046,751
                                                                                                   ----------

Issuer                                                                             Shares             Value
U.S. Stocks -- continued
Electronics -- 7.3%
Analog Devices, Inc.* ..................................................            4,910          $  373,160
Applied Materials, Inc.* ...............................................              860              77,938
Atmel Corp.* ...........................................................            6,060             223,462
Fairchild Semiconductor
  International Co.* ...................................................            2,910             117,855
Intel Corp. ............................................................            4,220             564,161
LSI Logic Corp.* .......................................................            8,710             471,429
Micron Technology, Inc.* ...............................................           11,890           1,047,063
National Semiconductor Corp.* ..........................................            5,800             329,150
Teradyne, Inc.* ........................................................            5,260             386,610
Vitesse Semiconductor Corp.* ...........................................            1,250               91,95
                                                                                                   ----------
                                                                                                   $3,682,781
                                                                                                   ----------
Entertainment -- 2.9%
Cox Radio, Inc., "A"* ..................................................              600          $   16,800
Hearst-Argyle Television, Inc.* ........................................              700              13,650
Infinity Broadcasting Corp., "A"* ......................................           18,175             662,252
USA Networks, Inc.* ....................................................           11,110             240,254
Viacom, Inc., "B"* .....................................................            8,023             547,068
                                                                                                   ----------
                                                                                                   $1,480,024
                                                                                                   ----------
Financial Institutions -- 2.9%
Associates First Capital Corp., "A" ....................................            9,520          $  212,415
Citigroup, Inc. ........................................................            4,790             288,597
Federal National Mortgage Assn. ........................................              420              21,919
FleetBoston Financial Corp. ............................................              740              25,160
Freddie Mac Corp. ......................................................           10,110             409,455
Merrill Lynch & Co., Inc. ..............................................              450              51,750
Morgan Stanley Dean Witter & Co. .......................................              610              50,782
State Street Corp. .....................................................            3,785             401,447
                                                                                                   ----------
                                                                                                   $1,461,525
                                                                                                   ----------
Insurance -- 2.4%
American International Group, Inc. .....................................            5,670          $  666,225
Gallagher (Arthur J.) & Co. ............................................            7,710             323,820
Hartford Financial Services Group,
  Inc. .................................................................              200              11,188
St. Paul Cos., Inc. ....................................................            6,260             213,622
                                                                                                   ----------
                                                                                                   $1,214,855
                                                                                                   ----------
Internet -- 0.3%
VeriSign, Inc.* ........................................................              898          $  158,497
                                                                                                   ----------
Medical and Health Products -- 2.6%
American Home Products Corp. ...........................................            3,695          $  217,081
Bausch & Lomb, Inc. ....................................................            7,730             598,109
Bristol-Myers Squibb Co. ...............................................            8,070             470,077
                                                                                                   ----------
                                                                                                   $1,285,267
                                                                                                   ----------
Medical and Health Technology
  and Services -- 0.7%
PE Corp.- PE Biosystems Group ..........................................            4,400          $  289,850
VISX, Inc.* ............................................................            2,100              58,931
                                                                                                   ----------
                                                                                                   $  348,781
                                                                                                   ----------
Oil Services -- 4.2%
Baker Hughes, Inc. .....................................................           10,320          $  330,240
Cooper Cameron Corp.* ..................................................            4,850             320,100
Global Marine, Inc.* ...................................................           12,720             358,545
Halliburton Co. ........................................................            9,640             454,887
Noble Drilling Corp.* ..................................................            7,720             317,968
Weatherford International, Inc.* .......................................            8,630             343,582
                                                                                                   ----------
                                                                                                   $2,125,322
                                                                                                   ----------

26-SSG

Issuer                                                                               Shares              Value
U.S. Stocks -- continued
Oils -- 0.8%
Conoco, Inc. .............................................................            2,770          $    68,038
Transocean Sedco Forex, Inc. .............................................            6,582              351,726
                                                                                                     -----------
                                                                                                     $   419,764
                                                                                                     -----------
Printing and Publishing -- 0.2%
Tribune Co. ..............................................................            2,730          $    95,550
                                                                                                     -----------
Restaurants and Lodging -- 0.1%
Cendant Corp.* ...........................................................            4,210          $    58,940
                                                                                                     -----------
Retail -- 3.3%
Costco Wholesale Corp.* ..................................................              590          $    19,470
CVS Corp. ................................................................           14,570              582,800
Office Depot, Inc.* ......................................................           31,660              197,875
RadioShack Corp. .........................................................           12,620              597,872
Wal-Mart Stores, Inc. ....................................................            4,820              277,753
                                                                                                     -----------
                                                                                                     $ 1,675,770
                                                                                                     -----------
Supermarkets -- 2.1%
Kroger Co.* ..............................................................           23,060          $   508,761
Safeway, Inc.* ...........................................................           11,855              534,957
                                                                                                     -----------
                                                                                                     $ 1,043,718
                                                                                                     -----------
Telecommunications -- 12.8%
Allegiance Telecom, Inc.* ................................................            5,280          $   337,920
Alltel Corp. .............................................................            5,070              314,023
American Tower Corp., "A"* ...............................................            4,640              193,430
AT&T Corp., "A"* .........................................................            7,420              179,935
Cabletron Systems, Inc.* .................................................           13,740              346,935
Cisco Systems, Inc.* .....................................................           10,530              669,313
Corning, Inc. ............................................................            5,820            1,570,673
Cox Communications, Inc.* ................................................            4,930              224,623
Metromedia Fiber Network,
  Inc., "A"* .............................................................           10,848              430,530
NEXTEL Communications, Inc.* .............................................            4,060              248,421
Nextlink Communications, Inc., "A"*                                                   5,940              225,349
NTL, Inc.* ...............................................................            2,319              138,850
Time Warner Telecom, Inc.* ...............................................            3,780              243,338
UnitedGlobalCom, Inc.* ...................................................            8,900              416,075
Vignette Corp.* ..........................................................            6,260              325,618
Winstar Communications, Inc.* ............................................            7,600              257,450
WorldCom, Inc.* ..........................................................            6,830              313,326
                                                                                                     -----------
                                                                                                     $ 6,435,809
                                                                                                     -----------
Telecommunications and Cable -- 1.1%
Comcast Corp., "A"* ......................................................           13,960          $   565,380
                                                                                                     -----------
Utilities -- Electric -- 0.7%
AES Corp.* ...............................................................            5,330          $   243,181
Calpine Corp.* ...........................................................            1,530              100,598
                                                                                                     -----------
                                                                                                     $   343,779
                                                                                                     -----------
  Total U.S. Stocks .......................................................................          $41,545,370
                                                                                                     -----------
Foreign Stocks -- 10.6%
Bermuda -- 1.1%
FLAG Telecom Holdings Ltd.
  (Telecommunications)* ..................................................            2,680          $    39,865
Global Crossing Ltd.
  (Telecommunications)* ..................................................           19,210              505,463
                                                                                                     -----------
                                                                                                     $   545,328
                                                                                                     -----------
Brazil -- 0.7%
Tele Sudeste Celular Participacoes
  S.A. (Telecommunications) ..............................................            1,400          $    65,221
Telecomunicacoes de Sao Paulo
  S.A. (Telecommunications)* .............................................           10,120              280,330
                                                                                                     -----------
                                                                                                     $   345,551
                                                                                                     -----------

Issuer                                                                               Shares              Value
Foreign Stocks -- continued
Canada -- 1.2%
Nortel Networks Corp.
  (Telecommunications) ...................................................            9,100          $   621,075
                                                                                                     -----------
Finland -- 0.5%
Nokia Corp., ADR
  (Telecommunications) ...................................................            4,840          $   241,697
                                                                                                     -----------
France -- 1.1%
Business Objects S.A., ADR
  (Computer Software -- Systems)*                                                     2,050          $   180,656
Vivendi S.A. (Business Services) .........................................            4,020              354,776
                                                                                                     -----------
                                                                                                     $   535,432
                                                                                                     -----------
Israel
Check Point Software Technologies
  Ltd. (Computer Software --
   Services)* ............................................................              130          $    27,528
                                                                                                     -----------
Italy -- 0.4%
Telecom Italia Mobile S.p.A.
  (Telecommunications) ...................................................           19,740          $   201,629
                                                                                                     -----------
Japan -- 0.9%
Fast Retailing Co. (Retail) ..............................................              540          $   226,018
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) ...............................................               13              172,794
NTT Mobile Communications
  Network, Inc.
  (Telecommunications) ...................................................                2               54,110
                                                                                                     -----------
                                                                                                     $   452,922
                                                                                                     -----------
Netherlands -- 1.6%
Asm International N.V. (Electronics)*                                                16,870          $   447,055
KPN N.V. (Telecommunications)* ...........................................            7,818              349,645
                                                                                                     -----------
                                                                                                     $   796,700
                                                                                                     -----------
Peru
Telefonica del Peru S.A., ADR
  (Telecommunications) ...................................................            2,660          $    30,258
                                                                                                     -----------
South Korea -- 0.4%
Samsung Electronics Co.
  (Electronics) ..........................................................            1,070          $   209,185
                                                                                                     -----------
Sweden -- 0.5%
Ericsson LM, ADR
  (Telecommunications) ...................................................            3,920          $    78,400
Tele1 Europe Holdings AB
  (Telecommunications)* ..................................................               20                  245
Telefonaktiebolaget LM Ericsson AB
  (Telecommunications) ...................................................            7,780              154,011
                                                                                                     -----------
                                                                                                     $   232,656
                                                                                                     -----------
United Kingdom -- 2.2%
COLT Telecom Group PLC, ADR
  (Telecommunications)* ..................................................              550          $    74,594
BP Amoco PLC, ADR (Oils) .................................................            2,930              165,728
Cable & Wireless PLC, ADR
  (Telecommunications)* ..................................................           12,155              205,736
HSBC Holdings PLC (Banks and
  Credit Cos.) ...........................................................           20,370              232,782
Vodafone AirTouch PLC
  (Telecommunications)* ..................................................          104,594              422,418
                                                                                                     -----------
                                                                                                     $ 1,101,258
                                                                                                     -----------
  Total Foreign Stocks ....................................................................          $ 5,341,219
                                                                                                     -----------
  Total Stocks (Identified Cost, $45,346,299) .............................................          $46,886,589
                                                                                                     -----------

                                                                        27-SSG

Convertible Preferred Stock

Issuer                                   Shares      Value
Insurance
Lincoln National Corp. 1.85%
  (Identified Cost, $6,058) .........     350      $5,250
                                                   ------

Convertible Bond

                                       Principal Amount
                                        (000 Omitted)
Financial Services
Bell Atlantic Financial Services,
  Inc., 4.25s, 2005##
  (Identified Cost, $7,879) ......            $    6     $     7,290
                                                         -----------
Short-Term Obligation -- 6.5%
Federal Home Loan Bank, due
  7/03/00, at Amortized Cost .....            $3,245     $ 3,243,816
                                                         -----------
  Total Investments (Identified Cost, $48,604,052) .     $50,142,945
                                                         -----------
Other Assets,
  Less Liabilities -- 0.4% .........................         199,659
                                                         -----------
  Net Assets -- 100.0% .............................     $50,342,604
                                                         -----------

           See portfolio footnotes and notes to financial statements.


Portfolio of Investments (Unaudited) -- June 30, 2000
Technology Series
Stocks -- 90.9%

Issuer                                                                        Shares      Value
U.S. Stocks -- 80.0%
Biotechnology -- 0.5%
Pharmacia Corp. ..........................................................       20     $ 1,034
                                                                                        -------
Business Machines -- 3.8%
Seagate Technology, Inc.* ................................................       80     $ 4,400
Sun Microsystems, Inc.* ..................................................       50       4,547
                                                                                        -------
                                                                                        $ 8,947
                                                                                        -------
Business Services -- 3.4%
Amgen, Inc.* .............................................................       10     $   702
BEA Systems, Inc.* .......................................................       20         989
BISYS Group, Inc.* .......................................................       20       1,230
Finisar Corp.* ...........................................................      100       2,619
Radiant Systems, Inc.* ...................................................       50       1,200
Teletech Holdings, Inc.* .................................................       40       1,242
                                                                                        -------
                                                                                        $ 7,982
                                                                                        -------
Cellular Telephones -- 1.9%
Motorola, Inc. ...........................................................       90     $ 2,616
Sprint Corp. (PCS Group)* ................................................       30       1,785
                                                                                        -------
                                                                                        $ 4,401
                                                                                        -------
Computer Software -- Personal
  Computers -- 1.4%
Mercury Interactive Corp.* ...............................................       10     $   967
Microsoft Corp.* .........................................................       30       2,400
                                                                                        -------
                                                                                        $ 3,367
                                                                                        -------
Computer Software -- Services -- 3.7%
EMC Corp.* ...............................................................       70     $ 5,385
TIBCO Software, Inc.* ....................................................       20       2,145
Yahoo, Inc.* .............................................................       10       1,239
                                                                                        -------
                                                                                        $ 8,769
                                                                                        -------
Computer Software -- Systems -- 16.9%
Alteon Websystems, Inc.* .................................................       20     $ 2,001
Brocade Communications Systems,
  Inc.* ..................................................................       10       1,835
Checkfree Holdings Corp.* ................................................       60       3,094
Comverse Technology, Inc.* ...............................................       60       5,580
CSG Systems International, Inc.* .........................................       50       2,803
Digex, Inc.* .............................................................       30       2,038
E.piphany, Inc.* .........................................................       10       1,072
Extreme Networks, Inc.* ..................................................       30       3,165
Foundry Networks, Inc.* ..................................................       10       1,100
I2 Technologies, Inc.* ...................................................       10       1,043
Oracle Corp.* ............................................................       20       1,681
Rational Software Corp.* .................................................       40       3,717
Redback Networks, Inc.* ..................................................       20       3,560
Siebel Systems, Inc.* ....................................................       30       4,907
VERITAS Software Corp.* ..................................................       20       2,260
                                                                                        -------
                                                                                        $39,856
                                                                                        -------
Electronics -- 11.6%
Analog Devices, Inc.* ....................................................       40     $ 3,040
Applied Materials, Inc.* .................................................       20       1,813
Atmel Corp.* .............................................................       30       1,106
Credence Systems Corp.* ..................................................       30       1,656
E Tek Dynamics, Inc.* ....................................................       10       2,638
Flextronics International Ltd.* ..........................................       40       2,748
Lam Research Corp.* ......................................................       40       1,500
Micron Technology, Inc.* .................................................       30       2,642
Sanmina Corp.* ...........................................................       20       1,710
Teradyne, Inc.* ..........................................................       40       2,940
Varian Semiconductor Equipment
  Associates, Inc.* ......................................................       30       1,884
Veeco Instruments, Inc.* .................................................       50       3,662
                                                                                        -------
                                                                                        $27,339
                                                                                        -------

28-TS

Issuer                                                                             Shares                Value
U.S. Stocks -- continued
Entertainment -- 1.0%
Time Warner, Inc. ......................................................              30                $  2,280
                                                                                                        --------
Internet -- 8.0%
Art Technology Group, Inc.* ............................................              20                $  2,019
CacheFlow, Inc.* .......................................................              50                   3,078
Interwoven, Inc.* ......................................................              20                   2,200
Juniper Networks, Inc.* ................................................              10                   1,456
Phone.com, Inc.* .......................................................              20                   1,302
VeriSign, Inc.* ........................................................              50                   8,825
                                                                                                        --------
                                                                                                        $ 18,880
                                                                                                        --------
Oil Services -- 0.9%
Cooper Cameron Corp.* ..................................................              20                $  1,320
Global Marine, Inc.* ...................................................              30                     846
                                                                                                        --------
                                                                                                        $  2,166
                                                                                                        --------
Special Products and Services -- 1.0%
SPX Corp.* .............................................................              20                $  2,419
                                                                                                        --------
Telecommunications -- 25.9%
Allegiance Telecom, Inc.* ..............................................              20                $  1,280
Amdocs Ltd.* ...........................................................              30                   2,302
Ancor Communications, Inc.* ............................................              60                   2,146
Aware, Inc.* ...........................................................              50                   2,556
Cabletron Systems, Inc.* ...............................................             200                   5,050
CIENA Corp.* ...........................................................              40                   6,667
Cisco Systems, Inc.* ...................................................             101                   6,420
Corning, Inc. ..........................................................              20                   5,397
Ditech Communications Corp.* ...........................................              30                   2,837
Emulex Corp.* ..........................................................              70                   4,598
Level 3 Communications, Inc.* ..........................................              30                   2,640
McLeodUSA, Inc., "A"* ..................................................             170                   3,517
Metromedia Fiber Network, Inc., "A"*                                                  90                   3,572
Natural Microsystems Corp.* ............................................              20                   2,249
Netro Corp.* ...........................................................              40                   2,295
Nextlink Communications, Inc., "A"*                                                   20                     759
Spectrasite Holdings, Inc.* ............................................              40                   1,135
Tekelec Co.* ...........................................................              60                   2,891
Time Warner Telecom, Inc.* .............................................              10                     644
Vignette Corp.* ........................................................              40                   2,081
                                                                                                        --------
                                                                                                        $ 61,036
                                                                                                        --------
  Total U.S. Stocks ....................................................................                $188,476
                                                                                                        --------
Foreign Stocks -- 10.9%
Bermuda -- 0.8%
Global Crossing Ltd.
  (Telecommunications)* ................................................              70                $  1,842
                                                                                                        --------
Canada -- 2.6%
Nortel Networks Corp.
  (Telecommunications) .................................................              90                $  6,142
                                                                                                        --------
Finland -- 1.7%
Nokia Corp., ADR
  (Telecommunications) .................................................              80                $  3,995
                                                                                                        --------
Israel -- 1.8%
Check Point Software Technologies
  Ltd. (Computer Software --
   Services)* ..........................................................              20                $  4,235
                                                                                                        --------
Netherlands -- 1.0%
ASM Lithography Holding N.V.
  (Computer Software -- Systems)*.......................................              30                $  1,324
United Pan-Europe Communications
  N.V. (Telecommunications and
  Cable)* ..............................................................              40                   1,046
                                                                                                        --------
                                                                                                        $  2,370
                                                                                                        --------

Issuer                                                                             Shares                 Value
Foreign Stocks -- continued
Sweden -- 2.2%
Ericsson LM, ADR
  (Telecommunications) .................................................             260                $  5,200
                                                                                                        --------
United Kingdom -- 0.8%
Vodafone AirTouch PLC, ADR
  (Telecommunications) .................................................              47                $  1,948
                                                                                                        --------
  Total Foreign Stocks .................................................................                $ 25,732
                                                                                                        --------
  Total Stocks (Identified Cost, $203,906) .............................................                $214,208
                                                                                                        --------
Short-Term Obligation -- 5.5%
                                                                              Principal Amount
                                                                                (000 Omitted)
Federal Home Loan Bank, due
  7/03/00, at Amortized Cost ...........................................           $  13                $ 12,995
                                                                                                        --------
  Total Investments (Identified Cost, $216,901) ........................................                $227,203
                                                                                                        --------
Other Assets,
  Less Liabilities -- 3.6% .............................................................                   8,391
                                                                                                        --------
  Net Assets -- 100.0% .................................................................                $235,594
                                                                                                        --------

           See portfolio footnotes and notes to financial statements.

Portfolio Footnotes:

* Non-income producing security.
## SEC Rule 144A restriction.

                                                                         29-TS

MFS/Sun Life Series Trust
Statement of Assets and Liabilities (Unaudited) -- June 30, 2000

                                                                                               Capital          Equity
                                                                                            Opportunities       Income
Assets:                                                                                         Series          Series
 Investments --                                                                             -------------    ------------
  Unaffiliated issuers, at cost ..........................................................  $538,235,609     $ 54,114,628
  Unrealized appreciation ................................................................    63,214,246        4,334,965
                                                                                            ------------     ------------
    Total investments, at value ..........................................................  $601,449,855     $ 58,449,593
 Investments of cash collateral for securities loaned, at identified cost and value ......    48,826,198        5,212,831
 Cash ....................................................................................        29,589              718
 Foreign currency, at value (identified cost, $75,514, $7,645, $22,075, and $1,748,               78,539            7,552
  respectively)
 Receivable for investments sold .........................................................     8,429,203           60,892
 Receivable for series shares sold .......................................................     1,113,492           91,013
 Interest and dividends receivable .......................................................       189,097          132,296
 Other assets ............................................................................         1,502               26
                                                                                            ------------     ------------
    Total assets .........................................................................  $660,117,475     $ 63,954,921
                                                                                            ============     ============
Liabilities:
 Payable for investments purchased .......................................................  $  4,300,318     $     --
 Payable for series shares reacquired ....................................................        11,457            4,337
 Collateral for securities loaned, at value ..............................................    48,826,198        5,212,831
 Payable to affiliates --
  Management fee .........................................................................        11,732            1,217
  Administrative fee .....................................................................           288               28
 Accrued expenses and other liabilities ..................................................        51,890           11,230
                                                                                            ------------   --------------
    Total liabilities ....................................................................  $ 53,201,883     $  5,229,643
                                                                                            ------------   --------------
Net assets ...............................................................................  $606,915,592     $ 58,725,278
                                                                                            ============   ==============
Net assets consist of:
 Paid-in capital .........................................................................  $475,517,295     $ 53,677,794
 Unrealized appreciation on investments and translation of assets and liabilities in          63,216,873        4,335,561
  foreign currencies
 Accumulated undistributed net realized gain on investments and foreign currency              68,449,983          220,217
  transactions
 Accumulated undistributed net investment income (loss) ..................................      (268,559)         491,706
                                                                                            ------------   --------------
     Total ...............................................................................  $606,915,592     $ 58,725,278
                                                                                            ============   ==============
 Shares of beneficial interest outstanding ...............................................    25,818,241        4,940,426
                                                                                            ============   ==============
 Net asset value, offering price and redemption price per share
  (net assets divided by shares of beneficial interest outstanding) ......................  $      23.51     $      11.89
                                                                                            ============   ==============

                                                                                                               Massachusetts
                                                                                                                 Investors
                                                                                             International         Growth
                                                                                                 Growth            Stock
Assets:                                                                                          Series            Series
 Investments --                                                                              -------------     -------------
  Unaffiliated issuers, at cost ..........................................................   $  84,240,158     $ 754,175,610
  Unrealized appreciation ................................................................       8,938,858        54,338,464
                                                                                             -------------     -------------
    Total investments, at value ..........................................................   $  93,179,016     $ 808,514,074
 Investments of cash collateral for securities loaned, at identified cost and value ......       9,831,237        42,256,320
 Cash ....................................................................................           1,038            25,742
 Foreign currency, at value (identified cost, $75,514, $7,645, $22,075, and $1,748,                 21,702             1,657
  respectively)
 Receivable for investments sold .........................................................         940,648        10,929,316
 Receivable for series shares sold .......................................................         173,370         1,884,988
 Interest and dividends receivable .......................................................         136,411           261,967
 Other assets ............................................................................             181               211
                                                                                             -------------     -------------
    Total assets .........................................................................   $ 104,283,603     $ 863,874,275
                                                                                             =============     =============
Liabilities:
 Payable for investments purchased .......................................................   $   1,147,994     $  18,898,634
 Payable for series shares reacquired ....................................................          23,761           255,159
 Collateral for securities loaned, at value ..............................................       9,831,237        42,256,320
 Payable to affiliates --
  Management fee .........................................................................           2,480            16,293
  Administrative fee .....................................................................              45               868
 Accrued expenses and other liabilities ..................................................          47,333            82,902
                                                                                             -------------     -------------
    Total liabilities ....................................................................   $  11,052,850     $  61,510,176
                                                                                             -------------     -------------
Net assets ...............................................................................   $  93,230,753     $ 802,364,099
                                                                                             =============     =============
Net assets consist of:
 Paid-in capital .........................................................................   $  77,564,267     $ 684,019,769
 Unrealized appreciation on investments and translation of assets and liabilities in             8,940,093        54,335,548
  foreign currencies
 Accumulated undistributed net realized gain on investments and foreign currency                 5,893,055        63,729,448
  transactions
 Accumulated undistributed net investment income (loss) ..................................         833,338           279,334
                                                                                             -------------     -------------
     Total ...............................................................................   $  93,230,753     $ 802,364,099
                                                                                             =============     =============
 Shares of beneficial interest outstanding ...............................................       7,187,655        50,070,212
                                                                                             =============     =============
 Net asset value, offering price and redemption price per share
  (net assets divided by shares of beneficial interest outstanding) ......................   $       12.97     $       16.02
                                                                                             =============     =============

                      See notes to financial statements.

MFS/Sun Life Series Trust
Statement of Assets and Liabilities (Unaudited) -- June 30, 2000

                                                                                                              Research
                                                                                                 New         Growth and
                                                                                              Discovery        Income
Assets:                                                                                         Series         Series
 Investments --                                                                              -------------   -----------
  Unaffiliated issuers, at cost ..........................................................  $142,907,593    $ 75,310,959
  Unrealized appreciation ................................................................    11,791,369       9,398,818
                                                                                            ------------    ------------
    Total investments, at value ..........................................................  $154,698,962    $ 84,709,777
 Investments of cash collateral for securities loaned, at identified cost and value ......    24,978,722       2,452,802
 Cash ....................................................................................           559           1,202
 Foreign currency, at value (identified cost, $0, $921, $28,577, $4,960 and $0,                       --             921
  respectively)
 Deposits with brokers for securities sold short .........................................       545,842              --
 Receivable for investments sold .........................................................     1,823,998         497,470
 Receivable for series shares sold .......................................................     1,103,993           9,811
 Interest and dividends receivable .......................................................         3,946          65,983
 Other assets ............................................................................           775             247
                                                                                            ------------    ------------
    Total assets .........................................................................  $183,156,797    $ 87,738,213
                                                                                            ============    ============
Liabilities:
 Securities sold short, at value (proceeds received, $545,842) ...........................  $    240,000    $
                                                                                                           --
 Payable for investments purchased .......................................................       173,457         390,252
 Payable for series shares reacquired ....................................................         1,892          25,673
 Collateral for securities loaned, at value ..............................................    24,978,722       2,452,802
 Payable to affiliates --
  Management fee .........................................................................         3,814           1,744
  Administrative fee .....................................................................            74              41
 Accrued expenses and other liabilities ..................................................        15,151          25,276
                                                                                            ------------   -------------
    Total liabilities ....................................................................  $ 25,413,110    $  2,895,788
                                                                                            ------------   -------------
Net assets ...............................................................................  $157,743,687    $ 84,842,425
                                                                                            ============   =============
Net assets consist of:
 Paid-in capital .........................................................................  $134,229,787    $ 76,389,236
 Unrealized appreciation on investments and translation of assets and liabilities in          12,097,211       9,399,376
  foreign currencies
 Accumulated undistributed net realized gain (loss) on investments and foreign currency       11,682,948      (1,186,096)
  transactions
 Accumulated undistributed net investment income (loss) ..................................      (266,259)        239,909
                                                                                            ------------   -------------
     Total ...............................................................................  $157,743,687    $ 84,842,425
                                                                                            ============   =============
 Shares of beneficial interest outstanding ...............................................     8,992,551       5,905,274
                                                                                            ============   =============
 Net asset value, offering price and redemption price per share
  (net assets divided by shares of beneficial interest outstanding) ......................  $      17.54    $      14.37
                                                                                            ============   =============

                                                                                               Research      Strategic
                                                                                            International     Growth
Assets:                                                                                         Series        Series
 Investments --                                                                             --------------  -----------
  Unaffiliated issuers, at cost ..........................................................  $ 46,113,746    $48,604,052
  Unrealized appreciation ................................................................     1,779,402      1,538,893
                                                                                            ------------    -----------
    Total investments, at value ..........................................................  $ 47,893,148    $50,142,945
 Investments of cash collateral for securities loaned, at identified cost and value ......     5,546,058      2,724,898
 Cash ....................................................................................           737         18,584
 Foreign currency, at value (identified cost, $0, $921, $28,577, $4,960 and $0,                   28,554          5,199
  respectively)
 Deposits with brokers for securities sold short .........................................            --             --
 Receivable for investments sold .........................................................       672,237        360,620
 Receivable for series shares sold .......................................................       145,422        417,521
 Interest and dividends receivable .......................................................        79,372         14,943
 Other assets ............................................................................           222             --
                                                                                            ------------    -----------
    Total assets .........................................................................  $ 54,365,750    $53,684,710
                                                                                            ============    ===========
Liabilities:
 Securities sold short, at value (proceeds received, $545,842) ...........................  $               $
                                                                                           --              --
 Payable for investments purchased .......................................................       839,358        612,603
 Payable for series shares reacquired ....................................................         9,367              9
 Collateral for securities loaned, at value ..............................................     5,546,058      2,724,898
 Payable to affiliates --
  Management fee .........................................................................         1,305          1,012
  Administrative fee .....................................................................            23             24
 Accrued expenses and other liabilities ..................................................        20,322          3,560
                                                                                           -------------   ------------
    Total liabilities ....................................................................  $  6,416,433    $ 3,342,106
                                                                                           -------------   ------------
Net assets ...............................................................................  $ 47,949,317    $50,342,604
                                                                                           =============   ============
Net assets consist of:
 Paid-in capital .........................................................................  $ 41,932,183    $47,645,298
 Unrealized appreciation on investments and translation of assets and liabilities in           1,781,262      1,539,172
  foreign currencies
 Accumulated undistributed net realized gain (loss) on investments and foreign currency        3,442,287      1,164,207
  transactions
 Accumulated undistributed net investment income (loss) ..................................       793,585         (6,073)
                                                                                           -------------   ------------
     Total ...............................................................................  $ 47,949,317    $50,342,604
                                                                                           =============   ============
 Shares of beneficial interest outstanding ...............................................     3,436,116      3,850,107
                                                                                           =============   ============
 Net asset value, offering price and redemption price per share
  (net assets divided by shares of beneficial interest outstanding) ......................  $      13.95    $     13.08
                                                                                           =============   ============



                                                                                             Technology
Assets:                                                                                        Series
 Investments --                                                                              ----------
  Unaffiliated issuers, at cost ..........................................................   $ 216,901
  Unrealized appreciation ................................................................      10,302
                                                                                             ---------
    Total investments, at value ..........................................................   $ 227,203
 Investments of cash collateral for securities loaned, at identified cost and value ......          --
 Cash ....................................................................................      11,045
 Foreign currency, at value (identified cost, $0, $921, $28,577, $4,960 and $0,                     --
  respectively)
 Deposits with brokers for securities sold short .........................................          --
 Receivable for investments sold .........................................................       1,700
 Receivable for series shares sold .......................................................          --
 Interest and dividends receivable .......................................................           2
 Other assets ............................................................................          --
                                                                                             ---------
    Total assets .........................................................................   $ 239,950
                                                                                             =========
Liabilities:
 Securities sold short, at value (proceeds received, $545,842) ...........................   $  --
 Payable for investments purchased .......................................................       4,344
 Payable for series shares reacquired ....................................................          --
 Collateral for securities loaned, at value ..............................................          --
 Payable to affiliates --
  Management fee .........................................................................           5
  Administrative fee .....................................................................          --
 Accrued expenses and other liabilities ..................................................           7
                                                                                           -----------
    Total liabilities ....................................................................   $   4,356
                                                                                           -----------
Net assets ...............................................................................   $ 235,594
                                                                                           ===========
Net assets consist of:
 Paid-in capital .........................................................................   $ 225,000
 Unrealized appreciation on investments and translation of assets and liabilities in            10,302
  foreign currencies
 Accumulated undistributed net realized gain (loss) on investments and foreign currency            269
  transactions
 Accumulated undistributed net investment income (loss) ..................................          23
                                                                                           -----------
     Total ...............................................................................   $ 235,594
                                                                                           ===========
 Shares of beneficial interest outstanding ...............................................      22,500
                                                                                           ===========
 Net asset value, offering price and redemption price per share
  (net assets divided by shares of beneficial interest outstanding) ......................   $   10.47
                                                                                           ===========

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Operations (Unaudited) -- Six Months Ended June 30, 2000

                                                                                      Capital          Equity
                                                                                   Opportunities       Income
Net investment income (loss):                                                          Series          Series
 Income --                                                                         -------------     ----------
  Interest .....................................................................   $     507,364     $   72,598
  Dividends ....................................................................       1,421,851        630,364
  Foreign taxes withheld .......................................................         (44,108)       (11,820)
                                                                                   -------------     ----------
   Total investment income .....................................................   $   1,885,107     $  691,142
                                                                                   -------------     ----------
 Expenses --
  Management fee ...............................................................   $   1,926,818     $  182,717
  Trustees' compensation .......................................................           4,261            394
  Administrative fee ...........................................................          43,892          3,999
  Custodian fee ................................................................         140,224          8,021
  Printing .....................................................................          27,536          4,177
  Auditing fees ................................................................          14,500          7,750
  Legal fees ...................................................................             643             --
  Miscellaneous ................................................................              --             --
                                                                                   -------------     ----------
   Total expenses ..............................................................   $   2,157,874     $  207,058
  Fees paid indirectly .........................................................          (4,208)        (2,055)
                                                                                   -------------     ----------
   Net expenses ................................................................   $   2,153,666     $  205,003
                                                                                   -------------     ----------
    Net investment income (loss) ...............................................   $    (268,559)    $  486,139
                                                                                   -------------     ----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ......................................................   $  68,856,425     $  344,473
  Foreign currency transactions ................................................         (36,390)        (1,576)
                                                                                   -------------     ----------
   Net realized gain on investments and foreign currency transactions ..........   $  68,820,035     $  342,897
                                                                                   -------------     ----------
 Change in unrealized appreciation (depreciation) --
  Investments ..................................................................   $ (31,789,791)    $3,117,010
  Translation of assets and liabilities in foreign currencies ..................            (705)           593
                                                                                   -------------     ----------
   Net unrealized gain (loss) on investments and foreign currency translation ..   $ (31,790,496)    $3,117,603
                                                                                   -------------     ----------
    Net realized and unrealized gain on investments and foreign currency .......   $  37,029,539     $3,460,500
                                                                                   -------------     ----------
     Increase in net assets from operations ....................................   $  36,760,980     $3,946,639
                                                                                   =============     ==========

                                                                                                   Massachusetts
                                                                                  International      Investors
                                                                                      Growth        Growth Stock
Net investment income (loss):                                                         Series          Series
 Income --                                                                        -------------    -------------
  Interest .....................................................................  $    188,294     $   1,660,443
  Dividends ....................................................................     1,257,333         1,357,407
  Foreign taxes withheld .......................................................      (110,013)          (17,294)
                                                                                  ------------     -------------
   Total investment income .....................................................  $  1,335,614     $   3,000,556
                                                                                  ------------     -------------
 Expenses --
  Management fee ...............................................................  $    385,442     $   2,545,789
  Trustees' compensation .......................................................           647             5,298
  Administrative fee ...........................................................         6,458            55,505
  Custodian fee ................................................................        72,523           131,802
  Printing .....................................................................         7,723            36,532
  Auditing fees ................................................................        28,750             7,250
  Legal fees ...................................................................            --               444
  Miscellaneous ................................................................            --            17,314
                                                                                  ------------     -------------
   Total expenses ..............................................................  $    501,543     $   2,799,934
  Fees paid indirectly .........................................................        (4,403)          (35,102)
                                                                                  ------------     -------------
   Net expenses ................................................................  $    497,140     $   2,764,832
                                                                                  ------------     -------------
    Net investment income (loss) ...............................................  $    838,474     $     235,724
                                                                                  ------------     -------------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ......................................................  $  5,984,759     $  70,050,806
  Foreign currency transactions ................................................        (8,375)         (156,614)
                                                                                  ------------     -------------
   Net realized gain on investments and foreign currency transactions ..........  $  5,976,384     $  69,894,192
                                                                                  ------------     -------------
 Change in unrealized appreciation (depreciation) --
  Investments ..................................................................  $ (5,212,740)    $ (45,837,899)
  Translation of assets and liabilities in foreign currencies ..................         2,600            (2,867)
                                                                                  ------------     -------------
   Net unrealized gain (loss) on investments and foreign currency translation ..  $ (5,210,140)    $ (45,840,766)
                                                                                  ------------     -------------
    Net realized and unrealized gain on investments and foreign currency .......  $    766,244     $  24,053,426
                                                                                  ------------     -------------
     Increase in net assets from operations ....................................  $  1,604,718     $  24,289,150
                                                                                  ============     =============

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Operations (Unaudited) -- Six Months Ended June 30, 2000

                                                                                                       Research
                                                                                         New          Growth and
                                                                                      Discovery         Income
Net investment income (loss):                                                           Series          Series
 Income --                                                                           ------------     ------------
  Interest ........................................................................  $    255,652     $     68,798
  Dividends .......................................................................        15,106          532,728
  Foreign taxes withheld ..........................................................          (661)          (3,023)
                                                                                     ------------     ------------
   Total investment income ........................................................  $    270,097     $    598,503
                                                                                     ------------     ------------
 Expenses --
  Management fee ..................................................................  $    496,215     $    304,065
  Trustees' compensation ..........................................................           633              765
  Administrative fee ..............................................................         9,086            6,612
  Custodian fee ...................................................................        23,005           19,215
  Printing ........................................................................         3,664            4,182
  Auditing fees ...................................................................         7,250           27,000
  Legal fees ......................................................................           138               --
  Miscellaneous ...................................................................           362              785
                                                                                     ------------     ------------
   Total expenses .................................................................  $    540,353     $    362,624
  Fees paid indirectly ............................................................        (3,997)          (2,675)
  Reduction of expenses by investment adviser .....................................            --               --
                                                                                     ------------     ------------
   Net expenses ...................................................................  $    536,356     $    359,949
                                                                                     ------------     ------------
    Net investment income (loss) ..................................................  $   (266,259)    $    238,554
                                                                                     ------------     ------------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions .........................................................  $ 12,212,411     $ (1,029,697)
  Securities sold short ...........................................................       (94,090)              --
  Foreign currency transactions ...................................................             4           (1,635)
                                                                                     ------------     ------------
   Net realized gain (loss) on investments and foreign currency transactions ......  $ 12,118,325     $ (1,031,332)
                                                                                     ------------     ------------
 Change in unrealized appreciation (depreciation) --
  Investments .....................................................................  $ (4,739,886)    $  2,037,201
  Securities sold short ...........................................................       324,544               --
  Translation of assets and liabilities in foreign currencies .....................            --              692
                                                                                     ------------     ------------
   Net unrealized gain (loss) on investments and foreign currency translation .....  $ (4,415,342)    $  2,037,893
                                                                                     ------------     ------------
    Net realized and unrealized gain (loss) on investments and foreign currency ...  $  7,702,983     $  1,006,561
                                                                                     ------------     ------------
     Increase in net assets from operations .......................................  $  7,436,724     $  1,245,115
                                                                                     ============     ============

                                                                                       Research       Strategic
                                                                                     International      Growth     Technology
Net investment income (loss):                                                           Series         Series       Series*
 Income --                                                                           ------------    -----------   ----------
  Interest ........................................................................  $     62,321     $   99,774    $     96
  Dividends .......................................................................       983,522         53,112           3
  Foreign taxes withheld ..........................................................       (38,747)        (1,817)         --
                                                                                     ------------     ----------    --------
   Total investment income ........................................................  $  1,007,096     $  151,069    $     99
                                                                                     ------------     ----------    --------
 Expenses --
  Management fee ..................................................................  $    194,713     $  117,781    $     57
  Trustees' compensation ..........................................................           286             89          --
  Administrative fee ..............................................................         3,190          1,701           1
  Custodian fee ...................................................................        46,593         10,983          58
  Printing ........................................................................           431         28,478         367
  Auditing fees ...................................................................         7,500          9,750       2,296
  Legal fees ......................................................................           106            779          38
  Miscellaneous ...................................................................            --              5           7
                                                                                     ------------     ----------    --------
   Total expenses .................................................................  $    252,819     $  169,566    $  2,824
  Fees paid indirectly ............................................................        (1,253)        (2,400)         --
  Reduction of expenses by investment adviser .....................................            --        (10,071)     (2,748)
                                                                                     ------------     ----------    --------
   Net expenses ...................................................................  $    251,566     $  157,095    $     76
                                                                                     ------------     ----------    --------
    Net investment income (loss) ..................................................  $    755,530     $   (6,026)   $     23
                                                                                     ------------     ----------    --------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions .........................................................  $  3,650,902     $1,166,885    $    268
  Securities sold short ...........................................................            --             --          --
  Foreign currency transactions ...................................................       (11,689)        (1,243)          1
                                                                                     ------------     ----------    --------
   Net realized gain (loss) on investments and foreign currency transactions ......  $  3,639,213     $1,165,642    $    269
                                                                                     ------------     ----------    --------
 Change in unrealized appreciation (depreciation) --
  Investments .....................................................................  $ (3,682,711)    $  954,601    $ 10,302
  Securities sold short ...........................................................            --             --          --
  Translation of assets and liabilities in foreign currencies .....................         2,174            293          --
                                                                                     ------------     ----------    --------
   Net unrealized gain (loss) on investments and foreign currency translation .....  $ (3,680,537)    $  954,894    $ 10,302
                                                                                     ------------     ----------    --------
    Net realized and unrealized gain (loss) on investments and foreign currency ...  $    (41,324)    $2,120,536    $ 10,571
                                                                                     ------------     ----------    --------
     Increase in net assets from operations .......................................  $    714,206     $2,114,510    $ 10,594
                                                                                     ============     ==========    ========

 * For the period from the commencement of the series' investment operations, June 16, 2000, through June 30, 2000.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Changes in Net Assets (Unaudited) -- Six Months Ended
June 30, 2000

                                                                                               Capital
                                                                                            Opportunities
Increase (decrease) in net assets:                                                             Series
From operations --                                                                          -------------
 Net investment income (loss) ............................................................  $    (268,559)
 Net realized gain on investments and foreign currency transactions ......................     68,820,035
 Net unrealized gain (loss) on investments and foreign currency translation ..............    (31,790,496)
                                                                                            -------------
  Increase in net assets from operations .................................................  $  36,760,980
                                                                                            -------------
Distributions declared to shareholders --
 From net investment income ..............................................................  $     --
 From net realized gain on investments and foreign currency transactions .................    (60,732,979)
                                                                                           --------------
  Total distributions declared to shareholders ...........................................  $ (60,732,979)
                                                                                           --------------
Net increase in net assets from series share transactions ................................  $ 193,683,288
                                                                                           --------------
   Total increase in net assets ..........................................................  $ 169,711,289
Net assets --
 At beginning of period ..................................................................    437,204,303
                                                                                           --------------
 At end of period ........................................................................  $ 606,915,592
                                                                                           ==============
Accumulated undistributed net investment income (loss) included in
  net assets at end of period ............................................................      $(268,559)
                                                                                           ==============

                                                                                                Equity      International
                                                                                                Income          Growth
Increase (decrease) in net assets:                                                              Series          Series
From operations --                                                                           -----------    ------------
 Net investment income (loss) ............................................................   $   486,139    $    838,474
 Net realized gain on investments and foreign currency transactions ......................       342,897       5,976,384
 Net unrealized gain (loss) on investments and foreign currency translation ..............     3,117,603      (5,210,140)
                                                                                             -----------    ------------
  Increase in net assets from operations .................................................   $ 3,946,639    $  1,604,718
                                                                                             -----------    ------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $  (302,108)   $   (238,767)
 From net realized gain on investments and foreign currency transactions .................      (247,579)     (1,340,602)
                                                                                             -----------    ------------
  Total distributions declared to shareholders ...........................................   $  (549,687)   $ (1,579,369)
                                                                                             -----------    ------------
Net increase in net assets from series share transactions ................................   $14,156,821    $ 26,298,548
                                                                                             -----------    ------------
   Total increase in net assets ..........................................................   $17,553,773    $ 26,323,897
Net assets --
 At beginning of period ..................................................................    41,171,505      66,906,856
                                                                                             -----------    ------------
 At end of period ........................................................................   $58,725,278    $ 93,230,753
                                                                                             ===========    ============
Accumulated undistributed net investment income (loss) included in
  net assets at end of period ............................................................   $   491,706    $    833,338
                                                                                             ===========    ============

                                                                                            Massachusetts
                                                                                              Investors
                                                                                               Growth
                                                                                               Stock
Increase (decrease) in net assets:                                                             Series
From operations --                                                                          -------------
 Net investment income (loss) ............................................................  $     235,724
 Net realized gain on investments and foreign currency transactions ......................     69,894,192
 Net unrealized gain (loss) on investments and foreign currency translation ..............    (45,840,766)
                                                                                            -------------
  Increase in net assets from operations .................................................  $  24,289,150
                                                                                            -------------
Distributions declared to shareholders --
 From net investment income ..............................................................  $    (610,814)
 From net realized gain on investments and foreign currency transactions .................    (28,550,473)
                                                                                            -------------
  Total distributions declared to shareholders ...........................................  $ (29,161,287)
                                                                                            -------------
Net increase in net assets from series share transactions ................................  $ 263,305,807
                                                                                            -------------
   Total increase in net assets ..........................................................  $ 258,433,670
Net assets --
 At beginning of period ..................................................................    543,930,429
                                                                                            -------------
 At end of period ........................................................................  $ 802,364,099
                                                                                            =============
Accumulated undistributed net investment income (loss) included in
  net assets at end of period ............................................................  $     279,334
                                                                                            =============

                                                                                                               Research
                                                                                                 New          Growth and
                                                                                              Discovery        Income
Increase (decrease) in net assets:                                                             Series          Series
From operations --                                                                           ------------    ------------
 Net investment income (loss) ............................................................   $   (266,259)   $    238,554
 Net realized gain (loss) on investments and foreign currency transactions ...............     12,118,325      (1,031,332)
 Net unrealized gain (loss) on investments and foreign currency translation ..............     (4,415,342)      2,037,893
                                                                                             ------------    ------------
  Increase in net assets from operations .................................................   $  7,436,724    $  1,245,115
                                                                                             ------------    ------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $     --        $   (372,523)
 From net realized gain on investments and foreign currency transactions .................     (7,196,933)     (1,093,642)
                                                                                             ------------    ------------
  Total distributions declared to shareholders ...........................................   $ (7,196,933)   $ (1,466,165)
                                                                                             ------------    ------------
Net increase in net assets from series share transactions ................................   $ 91,721,615    $  5,971,907
                                                                                             ------------    ------------
   Total increase in net assets ..........................................................   $ 91,961,406    $  5,750,857
Net assets --
 At beginning of period ..................................................................     65,782,281      79,091,568
                                                                                             ------------    ------------
 At end of period ........................................................................   $157,743,687    $ 84,842,425
                                                                                             ============    ============
Accumulated undistributed net investment income (loss) included in
  net assets at end of period ............................................................   $   (266,259)   $    239,909
                                                                                             ============    ============

                                                                                               Research       Strategic
                                                                                            International       Growth
Increase (decrease) in net assets:                                                              Series          Series
From operations --                                                                          ------------     -----------
 Net investment income (loss) ............................................................  $    755,530     $    (6,026)
 Net realized gain (loss) on investments and foreign currency transactions ...............     3,639,213       1,165,642
 Net unrealized gain (loss) on investments and foreign currency translation ..............    (3,680,537)        954,894
                                                                                            ------------     -----------
  Increase in net assets from operations .................................................  $    714,206     $ 2,114,510
                                                                                            ------------     -----------
Distributions declared to shareholders --
 From net investment income ..............................................................  $     (2,362)    $   (16,241)
 From net realized gain on investments and foreign currency transactions .................    (2,214,427)        (10,880)
                                                                                            ------------     -----------
  Total distributions declared to shareholders ...........................................  $ (2,216,789)    $   (27,121)
                                                                                            ------------     -----------
Net increase in net assets from series share transactions ................................  $ 19,301,934     $39,097,056
                                                                                            ------------     -----------
   Total increase in net assets ..........................................................  $ 17,799,351     $41,184,445
Net assets --
 At beginning of period ..................................................................    30,149,966       9,158,159
                                                                                            ------------     -----------
 At end of period ........................................................................  $ 47,949,317     $50,342,604
                                                                                            ============     ===========
Accumulated undistributed net investment income (loss) included in
  net assets at end of period ............................................................  $    793,585     $    (6,073)
                                                                                            ============     ===========

                                                                                           Technology
Increase (decrease) in net assets:                                                          Series*
From operations --                                                                         ----------
 Net investment income (loss) ............................................................  $     23
 Net realized gain (loss) on investments and foreign currency transactions ...............       269
 Net unrealized gain (loss) on investments and foreign currency translation ..............    10,302
                                                                                            --------
  Increase in net assets from operations .................................................  $ 10,594
                                                                                            --------
Distributions declared to shareholders --
 From net investment income ..............................................................  $  --
 From net realized gain on investments and foreign currency transactions .................     --
                                                                                            --------
  Total distributions declared to shareholders ...........................................  $  --
                                                                                            --------
Net increase in net assets from series share transactions ................................  $225,000
                                                                                            --------
   Total increase in net assets ..........................................................  $235,594
Net assets --
 At beginning of period ..................................................................       --
                                                                                            --------
 At end of period ........................................................................  $235,594
                                                                                            ========
Accumulated undistributed net investment income (loss) included in
  net assets at end of period ...........................................................   $     23
                                                                                            ========

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1999

                                                                                               Capital         Equity
                                                                                            Opportunities      Income
Increase (decrease) in net assets:                                                             Series          Series
From operations --                                                                          -------------    -----------
 Net investment income ...................................................................  $     63,930     $   411,403
 Net realized gain on investments and foreign currency transactions ......................    59,744,094          99,115
 Net unrealized gain on investments and foreign currency translation .....................    62,452,322         709,386
                                                                                            ------------     -----------
  Increase in net assets from operations .................................................  $122,260,346     $ 1,219,904
                                                                                            ------------     -----------
Distributions declared to shareholders --
 From net investment income ..............................................................  $   (438,071)    $   (47,860)
 From net realized gain on investments and foreign currency transactions .................    (4,929,801)            --
                                                                                            ------------     -----------
  Total distributions declared to shareholders ...........................................  $ (5,367,872)    $   (47,860)
                                                                                            ------------     -----------
Net increase in net assets from series share transactions ................................  $129,599,457     $31,506,627
                                                                                            ------------     -----------
   Total increase in net assets ..........................................................  $246,491,931     $32,678,671
Net assets --
 At beginning of period ..................................................................   190,712,372       8,492,834
                                                                                            ------------     -----------
 At end of period ........................................................................  $437,204,303     $41,171,505
                                                                                            ============     ===========
Accumulated undistributed net investment income included in net assets at end of period ..  $     --         $   307,675
                                                                                            ============     ===========

                                                                                                            Massachusetts
                                                                                                               Investors
                                                                                            International      Growth
                                                                                                Growth          Stock
Increase (decrease) in net assets:                                                              Series         Series
From operations --                                                                          -------------   -------------
 Net investment income ...................................................................   $   264,196     $    660,046
 Net realized gain on investments and foreign currency transactions ......................     5,821,807       23,149,464
 Net unrealized gain on investments and foreign currency translation .....................    10,626,538       90,749,757
                                                                                             -----------     ------------
  Increase in net assets from operations .................................................   $16,712,541     $114,559,267
                                                                                             -----------     ------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $  (218,603)    $        --
 From net realized gain on investments and foreign currency transactions .................           --        (3,090,851)
                                                                                             -----------     ------------
  Total distributions declared to shareholders ...........................................   $  (218,603)    $ (3,090,851)
                                                                                             -----------     ------------
Net increase in net assets from series share transactions ................................   $14,731,699     $351,224,761
                                                                                             -----------     ------------
   Total increase in net assets ..........................................................   $31,225,637     $462,693,177
Net assets --
 At beginning of period ..................................................................    35,681,219       81,237,252
                                                                                             -----------     ------------
 At end of period ........................................................................   $66,906,856     $543,930,429
                                                                                             ===========     ============
Accumulated undistributed net investment income included in net assets at end of period ..   $   233,631     $    654,424
                                                                                             ===========     ============

                                                                                                 New
                                                                                              Discovery
Increase (decrease) in net assets:                                                              Series
From operations --                                                                           -----------
 Net investment income (loss) ............................................................   $  (179,437)
 Net realized gain on investments and foreign currency transactions ......................     7,151,680
 Net unrealized gain on investments and foreign currency translation .....................    15,011,090
                                                                                             -----------
  Increase in net assets from operations .................................................   $21,983,333
                                                                                             -----------
Distributions declared to shareholders --
 From net investment income ..............................................................   $       --
 From net realized gain on investments and foreign currency transactions .................      (135,762)
                                                                                             -----------
  Total distributions declared to shareholders ...........................................   $  (135,762)
                                                                                             -----------
Net increase in net assets from series share transactions ................................   $30,654,767
                                                                                             -----------
 Capital contribution by investment adviser ..............................................   $       --
                                                                                             -----------
   Total increase in net assets ..........................................................   $52,502,338
Net assets --
 At beginning of period ..................................................................    13,279,943
                                                                                             -----------
 At end of period ........................................................................   $65,782,281
                                                                                             ===========
Accumulated undistributed net investment income included in net assets at end of period ..   $       --
                                                                                             ===========

                                                                                              Research
                                                                                             Growth and       Research
                                                                                               Income      International
Increase (decrease) in net assets:                                                             Series          Series
From operations --                                                                          ------------   -------------
 Net investment income (loss) ............................................................  $   391,915     $    28,215
 Net realized gain on investments and foreign currency transactions ......................    1,687,554       2,143,478
 Net unrealized gain on investments and foreign currency translation .....................    2,434,026       5,318,222
                                                                                            -----------     -----------
  Increase in net assets from operations .................................................  $ 4,513,495     $ 7,489,915
                                                                                            -----------     -----------
Distributions declared to shareholders --
 From net investment income ..............................................................  $  (197,936)    $    (1,910)
 From net realized gain on investments and foreign currency transactions .................          --              --
                                                                                            -----------     -----------
  Total distributions declared to shareholders ...........................................  $  (197,936)    $    (1,910)
                                                                                            -----------     -----------
Net increase in net assets from series share transactions ................................  $35,624,229     $19,142,651
                                                                                            -----------     -----------
 Capital contribution by investment adviser ..............................................  $       --      $       --
                                                                                            -----------     -----------
   Total increase in net assets ..........................................................  $39,939,788     $26,630,656
Net assets --
 At beginning of period ..................................................................   39,151,780       3,519,310
                                                                                            -----------     -----------
 At end of period ........................................................................  $79,091,568     $30,149,966
                                                                                            ===========     ===========
Accumulated undistributed net investment income included in net assets at end of period ..  $   373,878     $    40,417
                                                                                            ===========     ===========

                                                                                             Strategic
                                                                                              Growth
Increase (decrease) in net assets:                                                            Series*
From operations --                                                                          ----------
 Net investment income (loss) ............................................................  $   15,457
 Net realized gain on investments and foreign currency transactions ......................      10,182
 Net unrealized gain on investments and foreign currency translation .....................     584,278
                                                                                            ----------
  Increase in net assets from operations .................................................  $  609,917
                                                                                            ----------
Distributions declared to shareholders --
 From net investment income ..............................................................  $      --
 From net realized gain on investments and foreign currency transactions .................         --
                                                                                            ----------
  Total distributions declared to shareholders ...........................................  $      --
                                                                                            ----------
Net increase in net assets from series share transactions ................................  $8,422,214
                                                                                            ----------
 Capital contribution by investment adviser ..............................................  $  126,028
                                                                                            ----------
   Total increase in net assets ..........................................................  $9,158,159
Net assets --
 At beginning of period ..................................................................         --
                                                                                            ----------
 At end of period ........................................................................  $9,158,159
                                                                                            ==========
Accumulated undistributed net investment income included in net assets at end of period ..  $   16,194
                                                                                            ==========

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights

                                                                   Capital Opportunities Series
                                                      -------------------------------------------------------
                                                       Six Months
                                                         Ended
                                                       June 30,               Year Ended December 31,
                                                         2000           -------------------------------------
Per share data (for a share                           (Unaudited)        1999          1998          1997
 outstanding throughout each period):                 -----------       ---------     ---------     ---------
Net asset value -- beginning of period ...........    $   24.5081       $ 16.9825     $ 13.9339     $ 11.0055
                                                      -----------       ---------     ---------     ---------
Income from investment operations# --
 Net investment income (loss)[sec] ...............    $   (0.0126)      $  0.0046     $  0.0477     $  0.1466
 Net realized and unrealized gain on
  investments and foreign currency ...............         1.8487          7.9499        3.6598        2.8785
                                                      -----------       ---------     ---------     ---------
   Total from investment operations ..............    $    1.8361       $  7.9545     $  3.7075     $  3.0251
                                                      -----------       ---------     ---------     ---------
Less distributions declared to shareholders --
 From net investment income ......................    $       --        $ (0.0350)    $ (0.0620)    $ (0.0221)
 From net realized gain on investments and
  foreign currency transactions ..................        (2.8369)        (0.3939)      (0.5969)      (0.0746)
                                                      -----------       ---------     ---------     ---------
   Total distributions declared to
     shareholders ................................    $   (2.8369)      $ (0.4289)    $ (0.6589)    $ (0.0967)
                                                      -----------       ---------     ---------     ---------
Net asset value -- end of period .................    $   23.5073       $ 24.5081     $ 16.9825     $ 13.9339
                                                      ===========       =========     =========     =========
Total return++ ...................................           7.98%++        47.65%        26.97%        27.57%
Ratios (to average net assets)/Supplemental
 data[sec]:
 Expenses## ......................................           0.81%+          0.84%         0.86%         0.77%
 Net investment income ...........................            --  +          0.02%         0.31%         1.15%
Portfolio turnover ...............................             65%            145%          135%          129%
Net assets, end of period (000 Omitted) ..........    $   606,916       $ 437,204     $ 190,712     $  87,744

[sec]The investment adviser voluntarily waived a portion of its fee for the Capital Opportunities Series for certain of the periods indicated. In addition, the investment adviser agreed to maintain the expenses of the Capital Opportunities Series at not more than 1.00% of average daily net assets for certain of the periods indicated. The investment adviser agreed to maintain the expenses of the Equity Income Series, exclusive of management fees, at not more than 0.25% of average daily net assets for the period indicated.
     If these fees had been incurred and/or to the extent actual expenses were over these limitations, the net investment income per share and ratios would have been:

Net investment income ............................                                                  $  0.1296
Ratios (to average net assets):
 Expenses## ......................................                                                       0.90%
 Net investment income ...........................                                                       1.03%

                                                        Capital
                                                      Opportunities
                                                         Series                       Equity Income Series
                                                      ------------       ----------------------------------------------
                                                                          Six Months
                                                         Period              Ended            Year           Period
                                                          Ended            June 30,          Ended            Ended
                                                      December 31,           2000         December 31,     December 31,
Per share data (for a share                               1996*           (Unaudited)         1999            1998**
 outstanding throughout each period):                 ------------       -----------      ------------     ------------
Net asset value -- beginning of period ...........    $   10.0000        $   11.2114       $ 10.5038       $   10.0000
                                                      -----------        -----------       ---------       -----------
Income from investment operations# --
 Net investment income (loss)[sec] ...............    $    0.0916        $    0.1122       $  0.1989       $    0.1379
 Net realized and unrealized gain on
  investments and foreign currency ...............         0.9139             0.6844          0.5389            0.3659
                                                      -----------        -----------       ---------       -----------
   Total from investment operations ..............    $    1.0055        $    0.7966       $  0.7378       $    0.5038
                                                      -----------        -----------       ---------       -----------
Less distributions declared to shareholders --
 From net investment income ......................    $       --         $   (0.0667)      $ (0.0302)      $       --
 From net realized gain on investments and
  foreign currency transactions ..................            --             (0.0546)            --                --
                                                      -----------        -----------       ---------       -----------
   Total distributions declared to
     shareholders ................................    $       --         $   (0.1213)      $ (0.0302)      $       --
                                                      -----------        -----------       ---------       -----------
Net asset value -- end of period .................    $   11.0055        $   11.8867       $ 11.2114       $   10.5038
                                                      ===========        ===========       =========       ===========
Total return++ ...................................          10.10%++            7.17%++         7.05%             5.00%++
Ratios (to average net assets)/Supplemental
 data[sec]:
 Expenses## ......................................           0.63%+             0.85%+          1.01%             1.03%+
 Net investment income ...........................           1.75%+             0.02%+          1.81%             2.16%+
Portfolio turnover ...............................             52%                46%             76%              101%
Net assets, end of period (000 Omitted) ..........    $    16,700        $    58,725       $  41,172       $     8,493

[sec]The investment adviser voluntarily waived a portion of its fee for the Capital Opportunities Series for certain of the periods indicated. In addition, the investment adviser agreed to maintain the expenses of the Capital
     Opportunities Series at not more than 1.00% of average daily net assets for certain of the periods indicated. The investment adviser agreed to maintain the expenses of the Equity Income Series, exclusive of management fees, at not more than 0.25% of average daily net assets for the period indicated. If these fees had been incurred and/or to the extent actual expenses were over these limitations, the net investment income per share and ratios would have been:

Net investment income ............................    $    0.0537                                          $    0.1070
Ratios (to average net assets):
 Expenses## ......................................          1.35%+                                               1.51%+
 Net investment income ...........................          1.02%+                                               1.68%+

 *For the period from the commencement of the series' investment operations,
  June 3, 1996, through December 31, 1996.
**For the period from the commencement of the series' investment operations,
  May 6, 1998, through December 31, 1998.
 +Annualized.
 ++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                               International Growth Series
                                                       ----------------------------------------------------------
                                                        Six Months
                                                          Ended
                                                        June 30,                 Year Ended December 31,
                                                          2000           ----------------------------------------
Per share data (for a share                            (Unaudited)         1999           1998           1997
 outstanding throughout each period):                  -----------       ---------      ---------     -----------
Net asset value -- beginning of period ............    $   13.0994       $  9.7306      $  9.6480     $    9.8213
                                                       -----------       ---------      ---------     -----------
Income (loss) from investment operations# --
 Net investment income (loss)[sec] ................    $    0.1355       $  0.0615      $  0.0843     $    0.1201
 Net realized and unrealized gain (loss) on
  investments and foreign currency ................        (0.0153)         3.3625         0.1060         (0.2747)
                                                       -----------       ---------      ---------     -----------
   Total from investment operations ...............    $    0.1202       $  3.4240      $  0.1903     $   (0.1546)
                                                       -----------       ---------      ---------     -----------
Less distributions declared to shareholders --
 From net investment income .......................    $   (0.0376)      $ (0.0552)     $ (0.1077)    $   (0.0187)
 From net realized gain on investments and
  foreign currency transactions ...................        (0.2110)            --             --              --
                                                       -----------       ---------      ---------     -----------
   Total distributions declared to
    shareholders ..................................    $   (0.2486)      $ (0.0552)     $ (0.1077)    $   (0.0187)
                                                       -----------       ---------      ---------     -----------
Net asset value -- end of period ..................    $   12.9710       $ 13.0994      $  9.7306     $    9.6480
                                                       ===========       =========      =========     ===========
Total return++ ....................................           1.00%++        35.24%       1.94   %          (1.64)%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................           1.27%+          1.23%       1.32   %           1.11%
 Net investment income ............................           2.12%+          0.59%       0.86   %           1.23%
Portfolio turnover ................................             41%             88%            77%            261%
Net assets, end of period (000 Omitted) ...........    $    93,231       $  66,907      $  35,681     $    23,401

[sec]The investment adviser agreed to maintain the expenses of the International Growth Series, exclusive of management fees, at not more than 1.50% of average daily net assets, for certain of the periods indicated. In addition, the investment adviser voluntarily waived all or a portion of its fee for the International Growth
     Series for certain of the periods indicated. If these fees had been incurred and/or to the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

Net investment income .............................                                                   $    0.1036
Ratios (to average net assets):
 Expenses## .......................................                                                          1.28%
 Net investment income ............................                                                          1.06%

                                                      International
                                                      Growth Series       Massachusetts Investors Growth Stock Series
                                                    -----------------    ----------------------------------------------
                                                                          Six Months
                                                          Period             Ended            Year            Period
                                                          Ended            June 30,           Ended           Ended
                                                       December 31,          2000         December 31,     December 31,
Per share data (for a share                               1996*           (Unaudited)         1999            1998**
 outstanding throughout each period):                  ----------        ------------      -----------     ------------
Net asset value -- beginning of period ............    $  10.0000        $   16.1293       $ 12.0804       $   10.0000
                                                       ----------        -----------       ---------       -----------
Income (loss) from investment operations# --
 Net investment income (loss)[sec] ................    $   0.0748        $    0.0057       $  0.0337       $   (0.0001)
 Net realized and unrealized gain (loss) on
  investments and foreign currency ................       (0.2535)            0.6893          4.2185            2.0805
                                                       ----------        -----------       ---------       -----------
   Total from investment operations ...............    $  (0.1787)       $    0.6950       $  4.2522       $    2.0804
                                                       ----------        -----------       ---------       -----------
Less distributions declared to shareholders --
 From net investment income .......................    $     --          $   (0.1409)      $     --        $       --
 From net realized gain on investments and
  foreign currency transactions ...................          --              (0.6586)        (0.2033)              --
                                                      -----------        -----------       ---------       -----------
   Total distributions declared to
    shareholders ..................................    $     --          $   (0.7995)      $ (0.2033)      $       --
                                                       ----------        -----------       ---------       -----------
Net asset value -- end of period ..................    $   9.8213        $   16.0248       $ 16.1293       $   12.0804
                                                       ==========        ===========       =========       ===========
Total return++ ....................................         (1.70)%++           3.75%++        35.80%            20.70%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................          1.56%+             0.83%+          0.83%             0.97%+
 Net investment income ............................          1.47%+             0.01%+          0.25%             --   +
Portfolio turnover ................................             3%               125%            147%               66%
Net assets, end of period (000 Omitted) ...........    $    5,525         $  802,364       $ 543,930        $   81,237

[sec]The investment adviser agreed to maintain the expenses of the International Growth Series, exclusive of management fees, at not more than 1.50% of average daily net assets, for certain of the periods indicated. In addition, the investment adviser voluntarily waived all or a portion of its fee for the
International Growth Series for certain of the periods indicated. If these fees had been incurred and/or to the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

Net investment income .............................    $   0.0265
Ratios (to average net assets):
 Expenses## .......................................          2.50%+
 Net investment income ............................          0.46%+

 *For the period from the commencement of the series' investment operations,
  June 3, 1996, through December 31, 1996.
**For the period from the commencement of the series' investment operations,
  May 6, 1998, through December 31, 1998.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                                New Discovery Series
                                                                   ---------------------------------------------
                                                                    Six Months
                                                                      Ended
                                                                    June 30,         Year Ended      Period Ended
                                                                      2000          December 31,     December 31,
Per share data (for a share                                        (Unaudited)         1999            1998**
 outstanding throughout each period):                              -----------      ------------    -------------
Net asset value -- beginning of period ........................    $   16.8942       $ 10.6232        $  10.0000
                                                                   -----------       ---------        ----------
Income from investment operations# --
 Net investment income (loss)[sec] ............................    $   (0.0423)      $ (0.0761)       $  (0.0273)
 Net realized and unrealized gain on investments and
  foreign currency ............................................         1.6817          6.4211            0.6505
                                                                   -----------       ---------        ----------
   Total from investment operations ...........................    $    1.6394       $  6.3450        $   0.6232
                                                                   -----------       ---------        ----------
Less distributions declared to shareholders --
 From net investment income ...................................    $       --        $     --         $      --
 From net realized gain on investments and foreign currency
  transactions ................................................        (0.9894)        (0.0740)              --
                                                                   -----------       ---------        ----------
   Total distributions declared to shareholders ...............    $   (0.9894)      $ (0.0740)       $      --
                                                                   -----------       ---------        ----------
Net asset value -- end of period ..............................    $   17.5442       $ 16.8942        $  10.6232
                                                                   ===========       =========        ==========
Total return++ ................................................          10.14%++        60.25%             6.20%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ...................................................           0.98%+          1.06%             1.28%+
 Net investment income (loss) .................................          (0.48)%+        (0.65)%           (0.44)%+
Portfolio turnover ............................................             42%           149%               69%
Net assets, end of period (000 Omitted) .......................    $   157,744        $ 65,782        $   13,280

[sec]The investment adviser voluntarily agreed to maintain the expenses of the New Discovery Series, exclusive of management fees, at not more than 0.35% of average daily net assets, for the period indicated. The investment adviser agreed to maintain the expenses of the Research Growth and Income Series at not more than 1.50% of average daily net assets, for the period indicated. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss) ..................................                                       $  (0.0470)
Ratios (to average net assets):
 Expenses## ...................................................                                             1.60%+
 Net investment income (loss) .................................                                            (0.76%)+

                                                                                Research Growth and Income Series
                                                                   ----------------------------------------------------------
                                                                    Six Months
                                                                      Ended
                                                                    June 30,         Year Ended December 31,     Period Ended
                                                                      2000           -----------------------     December 31,
Per share data (for a share                                        (Unaudited)         1999          1998           1997*
 outstanding throughout each period):                              -----------       ---------     ---------     ------------
Net asset value -- beginning of period ........................    $   14.4373       $ 13,3898     $ 11.0208      $   10.0000
                                                                   -----------       ---------     ---------      -----------
Income from investment operations# --
 Net investment income (loss)[sec] ............................    $    0.0417       $  0.0891     $  0.1170      $    0.0821
 Net realized and unrealized gain on investments and
  foreign currency ............................................         0.1450          1.0078        2.3163           0.9387
                                                                   -----------       ---------     ---------      -----------
   Total from investment operations ...........................    $    0.1867       $  1.0969     $  2.4333      $    1.0208
                                                                   -----------       ---------     ---------      -----------
Less distributions declared to shareholders --
 From net investment income ...................................    $   (0.0652)      $ (0.0494)    $ (0.0150)     $       --
 From net realized gain on investments and foreign currency
  transactions ................................................        (0.1915)            --        (0.0493)             --
                                                                   -----------       ---------     ---------      -----------
   Total distributions declared to shareholders ...............    $   (0.2567)      $ (0.0494)    $ (0.0643)     $       --
                                                                   -----------       ---------     ---------      -----------
Net asset value -- end of period ..............................    $   14.3673       $ 14.4373     $ 13.3898      $   11.0208
                                                                   ===========       =========     =========      ===========
Total return++ ................................................           1.33%++         8.21%        22.13%           10.20%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ...................................................           0.90%+          0.86%         0.95%            1.54%+
 Net investment income (loss) .................................           0.59%+          0.63%         0.96%            1.19%+
Portfolio turnover ............................................             35%             73%          122%              29%
Net assets, end of period (000 Omitted) .......................    $    84,842       $  79,092     $  39,152      $     6,540

[sec]The investment adviser voluntarily agreed to maintain the expenses of the New Discovery Series, exclusive of management fees, at not more than 0.35% of average daily net assets, for the period indicated. The investment adviser agreed to maintain the expenses of the Research Growth and Income Series at not more than 1.50% of average daily net assets, for the period indicated. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss) ..................................                                                   $    0.0614
Ratios (to average net assets):
 Expenses## ...................................................                                                          1.83%+
 Net investment income (loss) .................................                                                          0.84%+

 *For the period from the commencement of the series' investment operations,
  May 13, 1997, through December 31, 1997.
**For the period from the commencement of the series' investment operations,
  May 6, 1998, through December 31, 1998.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                                 Research International Series
                                                                                -------------------------------
                                                                                 Six Months
                                                                                    Ended
                                                                                  June 30,        Year Ended
                                                                                    2000         December 31,
Per share data (for a share                                                      (Unaudited)        1999
 outstanding throughout each period):                                            ----------      ------------
Net asset value -- beginning of period .....................................     $  14.5896       $  9.4191
                                                                                 ----------       ---------
Income (loss) from investment operations# --
 Net investment income (loss)[sec] .........................................     $   0.2761       $  0.0300
 Net realized and unrealized gain (loss) on investments and
  foreign currency .........................................................        (0.1323)         5.1440
                                                                                 ----------       ---------
   Total from investment operations ........................................     $   0.1438       $  5.1740
                                                                                 ----------       ---------
Less distributions declared to shareholders --
 From net investment income ................................................     $  (0.0008)      $ (0.0035)
 From net realized gain on investments and foreign currency transactions ...        (0.7781)            --
                                                                                 ----------       ---------
   Total distributions declared to shareholders ............................     $  (0.7789)      $ (0.0035)
                                                                                 ----------       ---------
Capital contribution by investment adviser .................................     $      --        $     --
                                                                                 ----------       ---------
Net asset value -- end of period ...........................................     $  13.9545       $ 14.5896
                                                                                 ==========       =========
Total return++ .............................................................           1.18%++        54.94%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ................................................................           1.31%+          1.50%
 Net investment income (loss) ..............................................           0.04%+          0.28%
Portfolio turnover .........................................................             68%            164%
Net assets, end of period (000 Omitted) ....................................     $   47,949       $  30,150

[sec]The investment adviser agreed to maintain the expenses of the Research International Series at not more than 0.50% of average daily net assets for the period indicated. The investment adviser agreed to maintain the expenses of the Strategic Growth Series and Technology Series, exclusive of management fees, at not more than 0.25% of average daily net assets, for the periods indicated. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

Net investment loss ........................................................
Ratios (to average net assets):
 Expenses## ................................................................
 Net investment loss .......................................................

                                                                                  Research
                                                                             International Series
                                                                             --------------------
                                                                                Period Ended
                                                                                December 31,
Per share data (for a share                                                        1998*
 outstanding throughout each period):                                        --------------------
Net asset value -- beginning of period .....................................     $  10.0000
                                                                                 ----------
Income (loss) from investment operations# --
 Net investment income (loss)[sec] .........................................     $   0.0043
 Net realized and unrealized gain (loss) on investments and
  foreign currency .........................................................        (0.5852)
                                                                                 ----------
   Total from investment operations ........................................     $  (0.5809)
                                                                                 ----------
Less distributions declared to shareholders --
 From net investment income ................................................     $      --
 From net realized gain on investments and foreign currency transactions ...            --
                                                                                 ----------
   Total distributions declared to shareholders ............................     $      --
                                                                                 ----------
Capital contribution by investment adviser .................................     $      --
                                                                                 ----------
Net asset value -- end of period ...........................................     $   9.4191
                                                                                 ==========
Total return++ .............................................................          (5.80)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ................................................................           1.55%+
 Net investment income (loss) ..............................................           0.07%+
Portfolio turnover .........................................................             59%
Net assets, end of period (000 Omitted) ....................................     $    3,519

[sec]The investment adviser agreed to maintain the expenses of the Research International
     Series at not more than 0.50% of average daily net assets for the period indicated.
     The investment adviser agreed to maintain the expenses of the Strategic Growth Series and Technology Series, exclusive of management fees, at not more than 0.25% of average daily net assets, for the periods indicated. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

Net investment loss ........................................................     $  (0.1301)
Ratios (to average net assets):
 Expenses## ................................................................           3.86%+
 Net investment loss .......................................................          (2.24%)+

                                                                                      Strategic Growth Series
                                                                               -----------------------------------
                                                                                 Six Months
                                                                                    Ended
                                                                                  June 30,            Period Ended
                                                                                    2000              December 31,
Per share data (for a share                                                      (Unaudited)             1999**
 outstanding throughout each period):                                          -------------          ------------
Net asset value -- beginning of period .....................................   $   12.1280            $    10.0000
                                                                               -----------            ------------
Income (loss) from investment operations# --
 Net investment income (loss)[sec] .........................................   $   (0.0024)           $     0.0566
 Net realized and unrealized gain (loss) on investments and
  foreign currency .........................................................        0.9580                  1.6101
                                                                               -----------            ------------
   Total from investment operations ........................................   $    0.9556            $     1.6667
                                                                               -----------            ------------
Less distributions declared to shareholders --
 From net investment income ................................................   $   (0.0052)           $        --
 From net realized gain on investments and foreign currency transactions ...       (0.0035)                    --
                                                                               -----------            ------------
   Total distributions declared to shareholders ............................   $   (0.0087)           $        --
                                                                               -----------            ------------
Capital contribution by investment adviser .................................   $       --             $     0.4613
                                                                               -----------            ------------
Net asset value -- end of period ...........................................   $   13.0749            $    12.1280
                                                                               ===========            ============
Total return++ .............................................................          7.91%++                21.30%++****
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ................................................................          1.02%+                  1.00%+
 Net investment income (loss) ..............................................         (0.04)%+                 2.61%+
Portfolio turnover .........................................................            78%                      4%
Net assets, end of period (000 Omitted) ....................................   $    50,343            $      9,158

[sec]The investment adviser agreed to maintain the expenses of the Research International Series at not more than 0.50% of average daily net assets for the period indicated. The investment adviser agreed to maintain the expenses of the
     Strategic Growth Series and Technology Series, exclusive of management fees, at not more than 0.25% of average daily net assets, for the periods indicated. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

Net investment loss ........................................................   $   (0.0062)           $    (0.0088)
Ratios (to average net assets):
 Expenses## ................................................................          1.08%+                  4.01%+
 Net investment loss .......................................................         (0.10)%+                (0.40)%+

                                                                                 Technology
                                                                                   Series
                                                                               --------------
                                                                                Period Ended
                                                                                  June 30,
                                                                                   2000***
Per share data (for a share                                                      (Unaudited)
 outstanding throughout each period):                                          --------------
Net asset value -- beginning of period .....................................    $   10.0000
                                                                                -----------
Income (loss) from investment operations# --
 Net investment income (loss)[sec] .........................................    $    0.0010
 Net realized and unrealized gain (loss) on investments and
  foreign currency .........................................................         0.4699
                                                                                -----------
   Total from investment operations ........................................    $    0.4709
                                                                                -----------
Less distributions declared to shareholders --
 From net investment income ................................................    $       --
 From net realized gain on investments and foreign currency transactions ...            --
                                                                                -----------
   Total distributions declared to shareholders ............................    $       --
                                                                                -----------
Capital contribution by investment adviser .................................    $       --
                                                                                -----------
Net asset value -- end of period ...........................................    $   10.4709
                                                                                ===========
Total return++ .............................................................           4.60%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ................................................................           1.00%+
 Net investment income (loss) ..............................................           0.30%+
Portfolio turnover .........................................................              7%
Net assets, end of period (000 Omitted) ....................................    $       236

[sec]The investment adviser agreed to maintain the expenses of the Research International
     Series at not more than 0.50% of average daily net assets for the period indicated.
     The investment adviser agreed to maintain the expenses of the Strategic Growth Series and Technology Series, exclusive of management fees, at not more than 0.25% of average daily net assets, for the periods indicated. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

Net investment loss ........................................................    $   (0.1211)
Ratios (to average net assets):
 Expenses## ................................................................          37.32%+
 Net investment loss .......................................................         (36.12)%+

   *For the period from the commencement of the series' investment operations,
    May 6, 1998, through December 31, 1998.
  **For the period from the commencement of the series' investment operations,
    October 29, 1999, through December 31, 1999.
 ***For the period from the commencement of the series' investment operations,
    June 16, 2000, through June 30, 2000.
****The investment adviser voluntarily agreed to make a capital contribution of $128,028 to the Strategic Growth Series in order to equate the series' total return for the period to that of another MFS Fund with the same portfolio manager and investment objective. To the extent the investment adviser had not made this capital contribution, the total return of the series would have been 10.16%.
   +Annualized.
  ++Not annualized.
   #Per share data are based on average shares outstanding.
  ##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
  ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Notes to Financial Statements (Unaudited)

(1) Business and Organization

The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-eight separate series (the series) of shares: Bond Series, Capital Appreciation Series, Capital Opportunities Series*, Emerging Growth Series, Emerging Markets Series, Equity Income Series*, Global Asset Allocation Series, Global Government Series, Global Growth Series, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series*, International Growth and Income Series, Managed Sectors Series, Massachusetts Investors Growth Stock Series*, Massachusetts Investors Trust Series, Money Market Series, New Discovery Series*, Research Series, Research Growth and Income Series*, Research International Series*, Strategic Growth Series*, Strategic Income Series, Technology Series*, Total Return Series, Utilities Series, and Zero Coupon Series, 2000 Portfolio. All of these series are diversified except for the Global Asset Allocation Series, Global Governments Series, Global Growth Series, Global Total Return Series, High Yield Series, Managed Sectors Series, Strategic Income Series, and Utilities Series which are non-diversified, as that term is defined in the Investment Company Act of 1940, as amended. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of each series, excluding the Technology Series, to certain qualified institutions (the "Borrowers") approved by each series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned and the collateral on these loans were as follows:

                                                                                                     Massachusetts
                                                    Capital           Equity        International      Investors
                                                 Opportunities        Income           Growth        Growth Stock
                                                     Series           Series           Series           Series
         ---------------------------------------------------------------------------------------------------------
         Value of securities loaned .........     $50,462,180      $5,045,591       $10,482,512      $41,074,618
         Collateralized by:
          U.S. Treasury securities ..........       3,123,112              --         1,196,692               --
          Cash ..............................      48,826,198       5,212,831         9,831,237       42,256,320

                                                                   Research
                                                      New         Growth and        Research        Strategic
                                                   Discovery        Income       International        Growth
                                                    Series          Series           Series           Series
         ----------------------------------------------------------------------------------------------------
         Value of securities loaned .........    $24,106,720      $2,396,631       $5,486,159      $2,643,433
         Collateralized by:
          U.S. Treasury securities ..........             --           9,717          162,907              --
          Cash ..............................     24,978,722       2,452,802        5,546,058       2,724,898

Cash collateral listed above was invested in the following short-term obligations:

                                                         Identified                     Identified
                                                          Cost and                       Cost and
Issuer                                     Shares           Value          Shares         Value
--------------------------------------------------------------------------------------------------
                                        Capital Opportunities Series       Equity Income Series
                                        ----------------------------     -------------------------
  Navigator Securities Lending
    Prime Portfolio .................   48,826,198      $48,826,198      5,212,831      $5,212,831

                                               International             Massachusetts Investors
                                               Growth Series               Growth Stock Series
                                        ---------------------------   -----------------------------
  Navigator Securities Lending
    Prime Portfolio .................    9,831,237       $9,831,237    42,256,320      $42,256,320


                                                New Discovery               Research Growth and
                                                   Series                      Income Series
                                        ---------------------------     --------------------------
  Navigator Securities Lending
    Prime Portfolio .................   24,978,722      $24,978,722     2,452,802      $2,452,802


                                           Research International
                                                  Series                 Strategic Growth Series
                                         --------------------------     --------------------------
  Navigator Securities Lending
    Prime Portfolio .................    5,546,058       $5,546,058     2,724,898      $2,724,898

Short Sales - Certain series of the trust may enter into short sales. A short sale transaction involves selling a security that the series does not own with the intent of purchasing it later at a lower price. The series will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the series must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the series may be required to pay in connection with a short sale. Whenever the series engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Forward Foreign Currency Exchange Contracts - Certain series of the trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The series uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Fees Paid Indirectly - Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced under this arrangement as noted below. Certain series have entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. During the period, the series' custodian fees were reduced under this agreement as noted below. These amounts are shown as a reduction of expenses on the Statement of Operations.

                                                                                         Massachusetts
                                             Capital        Equity      International      Investors
                                          Opportunities     Income         Growth        Growth Stock     New Discovery
                                              Series        Series         Series           Series           Series
-----------------------------------------------------------------------------------------------------------------------
  Balance credits ....................        $   --        $1,586         $3,935           $31,217          $3,997
  Directed brokerage credits .........         4,208           469            468             3,885              --
                                              ------        ------         ------           -------          ------
  Total ..............................        $4,208        $2,055         $4,403           $35,102          $3,997
                                              ------        ------         ------           -------          ------

                                           Research
                                          Growth and        Research       Strategic
                                            Income       International      Growth      Technology
                                            Series           Series         Series        Series
--------------------------------------------------------------------------------------------------
  Balance credits ....................      $2,587           $1,253         $2,400         $--
  Directed brokerage credits .........          88               --             --          --
                                            ------           ------         ------         ---
  Total ..............................      $2,675           $1,253         $2,400         $--
                                            ------           ------         ------         ---

Tax Matters and Distributions - Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

3) Transactions with Affiliates

Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada, to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses in excess of the expense limitation indicated below, based on average net assets of each series. Management fees and expense limitations are as follows:

                                                                  Management        Expense
                                                                     Fees         Limitations
                                                                  ----------      -----------
         Capital Opportunities Series ........................       0.75%*          N/A
         Equity Income Series ................................       0.75%           N/A
         International Growth Series .........................      0.975%*          N/A
         Massachusetts Investors Growth Stock Series .........       0.75%           N/A
         New Discovery Series ................................       0.90%           N/A
         Research Growth and Income Series ...................       0.75%           N/A
         Research International Series .......................       1.00%           N/A
         Strategic Growth Series .............................       0.75%           0.25%
         Technology Series ...................................       0.75%           0.25%

*The management fee for Capital Opportunities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The management fee for the International Growth Series is 0.975% of the first $500 million of average net assets and 0.925% of the average net assets in excess of $500 million.

The trust pays no compensation directly to its Trustees or officers who are affiliated with MFS or Sun Life Assurance Company of Canada (U.S.), all of whom receive remuneration for their services to the series to the trust from MFS or Sun Life Assurance Company of Canada. Certain officers and Trustees of the Trust are officers or directors of MFS or Sun Life Assurance Company of Canada.

Administrator - The trust has an administrative services agreement with MFS to provide each series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

         First $2 billion ................       0.0175%
         Next $2.5 billion ...............       0.0130%
         Next $2.5 billion ...............       0.0005%
         In excess of $7 billion .........       0.0000%

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                                                               Massachusetts
                                                             Capital           Equity        International       Investors
                                                          Opportunities        Income            Growth         Growth Stock
                                                              Series           Series            Series            Series
-----------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities ...........................    $         --      $        --       $        --      $   11,151,089
                                                          ============      ===========       ===========      ==============
Investments (non-U.S. government securities) .........    $452,903,395      $36,264,802       $53,226,109      $1,021,696,575
                                                          ============      ===========       ===========      ==============
Sales ................................................
U.S. government securities ...........................    $         --      $        --       $        --      $    3,427,644
                                                          ============      ===========       ===========      ==============
Investments (non-U.S. government securities) .........    $347,063,679      $21,849,592       $30,042,000      $  784,521,588
                                                          ============      ===========       ===========      ==============

                                                             New           Research        Research       Strategic
                                                          Discovery       Growth and    International      Growth      Technology
                                                            Series      Income Series       Series         Series        Series
---------------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities ...........................  $         --     $   317,041     $        --    $        --     $     --
                                                        ============     ===========     ===========    ===========     ========
Investments (non-U.S. government securities) .........  $119,672,340     $32,672,540     $43,437,831    $49,616,673     $218,280
                                                        ============     ===========     ===========    ===========     ========
Sales ................................................
Investments (non-U.S. government securities) .........  $ 42,901,825     $27,425,690     $25,556,973    $12,162,582     $ 14,642
                                                        ============     ===========     ===========    ===========     ========

The cost and unrealized appreciation and depreciation in the value of the investments owned by each series, as computed on a federal income tax basis, are as follows:

                                                                                                Massachusetts
                                              Capital           Equity        International       Investors
                                           Opportunities        Income            Growth        Growth Stock
                                               Series           Series            Series           Series
-------------------------------------------------------------------------------------------------------------
Aggregate cost ........................    $ 538,235,609     $ 54,114,628     $ 84,240,158      $ 754,175,610
                                           =============     ============     ============      =============
Gross unrealized appreciation .........    $ 104,148,994     $  5,922,993     $ 12,537,574      $  76,509,551
Gross unrealized depreciation .........      (40,934,748)      (1,588,028)      (3,598,716)       (22,171,087)
                                           -------------     ------------     ------------      -------------
Net unrealized appreciation ...........    $  63,214,246     $  4,334,965     $  8,938,858      $  54,338,464
                                           =============     ============     ============      =============

                                                               Research
                                                New           Growth and         Research         Strategic
                                             Discovery          Income        International        Growth       Technology
                                               Series           Series            Series           Series         Series
-------------------------------------------------------------------------------------------------------------------------
Aggregate cost ........................    $ 142,907,593     $ 75,310,959     $ 46,113,746      $ 48,604,052     $216,901
                                           =============     ============     ============      ============     ========
Gross unrealized appreciation .........    $  26,216,860     $ 13,961,925     $  5,405,447      $  4,427,157     $ 16,711
Gross unrealized depreciation .........      (14,425,491)      (4,563,107)      (3,626,045)       (2,888,264)      (6,409)
                                           -------------     ------------     ------------      ------------     --------
Net unrealized appreciation ...........    $  11,791,369     $  9,398,818     $  1,779,402      $  1,538,893     $ 10,302
                                           =============     ============     ============      ============     ========

(5) Shares of Beneficial Interest

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                                 Capital Opportunities Series
                                                                  ----------------------------------------------------------
                                                                      Six Months Ended                  Year Ended
                                                                        June 30, 2000                December 31, 1999
                                                                  --------------------------     ---------------------------
                                                                    Shares         Amount          Shares          Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................   6,135,819    $ 154,371,017      7,880,633    $ 154,624,103
Shares issued to shareholders in reinvestment of distributions    2,690,872       60,732,979        286,899        5,367,872
Shares reacquired .............................................    (847,618)     (21,420,708)    (1,558,291)     (30,392,518)
                                                                  ---------    -------------     ----------    -------------
Net increase ..................................................   7,979,073    $ 193,683,288      6,609,241    $ 129,599,457
                                                                  =========    =============     ==========    =============

                                                                                    Equity Income Series
                                                                  ----------------------------------------------------------
                                                                       Six Months Ended                   Year Ended
                                                                        June 30, 2000                December 31, 1999
                                                                  --------------------------      --------------------------
                                                                    Shares         Amount          Shares          Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................   1,786,205     $ 19,753,987      3,705,490     $ 40,811,323
Shares issued to shareholders in reinvestment of distributions       47,305          549,687          4,213           47,860
Shares reacquired .............................................    (565,386)      (6,146,853)      (845,949)      (9,352,556)
                                                                  ---------     ------------      ---------     ------------
Net increase ..................................................   1,268,124     $ 14,156,821      2,863,754     $ 31,506,627
                                                                  =========     ============      =========     ============

                                                                                 International Growth Series
                                                                 -----------------------------------------------------------
                                                                        Six Months Ended                  Year Ended
                                                                         June 30, 2000                December 31, 1999
                                                                 ---------------------------     ---------------------------
                                                                   Shares          Amount          Shares          Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................   4,058,377    $  51,867,402      4,280,043    $  45,560,086
Shares issued to shareholders in reinvestment of distributions      127,884        1,579,369         21,752          218,603
Shares reacquired .............................................  (2,106,244)     (27,148,223)    (2,861,060)     (31,046,990)
                                                                 ----------    -------------     ----------    -------------
Net increase ..................................................   2,080,017    $  26,298,548      1,440,735    $  14,731,699
                                                                 ==========    =============     ==========    =============

                                                                         Massachusetts Investors Growth Stock Series
                                                                 -----------------------------------------------------------
                                                                       Six Months Ended                  Year Ended
                                                                        June 30, 2000                 December 31, 1999
                                                                 ---------------------------    ----------------------------
                                                                    Shares         Amount          Shares          Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................  15,416,500    $ 249,898,516     28,962,490    $ 377,343,618
Shares issued to shareholders in reinvestment of distributions    1,907,213       29,161,287        245,891        3,090,851
Shares reacquired .............................................    (976,609)     (15,753,996)    (2,209,996)     (29,209,708)
                                                                 ----------    -------------     ----------    -------------
Net increase ..................................................  16,347,104    $ 263,305,807     26,998,385    $ 351,224,761
                                                                 ==========    =============     ==========    =============

                                                                                   New Discovery Series
                                                                  -------------------------------------------------------
                                                                      Six Months Ended                 Year Ended
                                                                        June 30, 2000              December 31, 1999
                                                                  --------------------------    -------------------------
                                                                    Shares         Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................   5,633,808    $ 101,856,538    3,310,272    $ 38,474,804
Shares issued to shareholders in reinvestment of distributions      445,079        7,196,933       12,893         135,762
Shares reacquired .............................................    (980,120)     (17,331,856)    (679,470)     (7,955,799)
                                                                  ---------    -------------    ---------    ------------
Net increase ..................................................   5,098,767    $  91,721,615    2,643,695    $ 30,654,767
                                                                  =========    =============    =========    ============

                                                                              Research Growth and Income Series
                                                                  ----------------------------------------------------------
                                                                      Six Months Ended                  Year Ended
                                                                       June 30, 2000                December 31, 1999
                                                                  -------------------------     ----------------------------
                                                                    Shares        Amount          Shares          Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................   1,020,983    $ 14,344,494      3,595,521     $  50,159,454
Shares issued to shareholders in reinvestment of distributions      104,205       1,466,165         13,736           197,936
Shares reacquired .............................................    (698,192)     (9,838,752)    (1,054,978)      (14,733,161)
                                                                  ---------    ------------     ----------     -------------
Net increase ..................................................     426,996    $  5,971,907      2,554,279     $  35,624,229
                                                                  =========    ============     ==========     =============

                                                     Research International Series
                                       ----------------------------------------------------------
                                           Six Months Ended                  Year Ended
                                            June 30, 2000                December 31, 1999
                                       -------------------------     ----------------------------
                                         Shares        Amount          Shares          Amount
-------------------------------------------------------------------------------------------------
Shares sold ........................   1,644,954    $ 23,546,807      2,813,160     $  32,554,747
Shares issued to shareholders in
 reinvestment of distributions .....     163,480       2,216,789            186             1,910
Shares reacquired ..................    (438,852)     (6,461,662)    (1,120,448)      (13,414,006)
                                       ---------    ------------     ----------     -------------
Net increase .......................   1,369,582    $ 19,301,934      1,692,898     $   19,142,651
                                       =========    ============     ==========     =============

                                                     Strategic Growth Series                  Technology Series
                                       ---------------------------------------------------   ------------------
                                           Six Months Ended              Period Ended            Period Ended
                                            June 30, 2000             December 31, 1999*       June 30, 2000**
                                       -------------------------     ---------------------   ------------------
                                         Shares        Amount        Shares        Amount     Shares     Amount
---------------------------------------------------------------------------------------------------------------
Shares sold ........................   3,191,897    $ 40,294,359     795,126    $8,806,441    22,500   $225,000
Shares issued to shareholders in
 reinvestment of distributions .....       2,203          27,121          --            --        --         --
Shares reacquired ..................     (99,119)     (1,224,424)    (40,000)     (384,227)       --         --
                                       ---------    ------------     -------    ----------    ------   --------
Net increase .......................   3,094,981    $ 39,097,056     755,126    $8,422,214    22,500   $225,000
                                       =========    ============     =======    ==========    ======   ========

 *For the period from the commencement of the series' investment operations,
  October 29, 1999, through December 31, 1999.
**For the period from the commencement of the series' investment operations, June 16, 2000, through June 30, 2000.

(6) Line of Credit

Each series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to each series for the six months ended June 30, 2000, were as follows:

                                                                  Commitment
                                                                     Fee
                                                                  ----------
         Capital Opportunities Series ........................      $2,058
         Equity Income Series ................................         181
         International Growth Series .........................         302
         Massachusetts Investors Growth Stock Series .........       2,995
         New Discovery Series ................................         362
         Research Growth and Income Series ...................         311
         Research International Series .......................         158
         Strategic Growth Series .............................           6
         Technology Series ...................................          --

Each series had no significant borrowings during the period.






                 ----------------------------------------------

    This MFS [RegTM]/Sun Life Series Trust Semiannual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

MFS[RegTM]/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees

Samuel Adams, Trustee
Counsel, Kirkpatrick & Lockhart LLP
Boston, Massachusetts

David D. Horn, Trustee
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
New Vineyard, Maine

Garth Marston, Trustee Emeritus
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

Derwyn F. Phillips,+ Trustee
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts

William R. Gutow,+ Trustee
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment Management Company
Dallas, Texas

J. Kermit Birchfield,+ Trustee
Consultant; Chairman, Display Technology, Inc.;
Managing Director, Century Partners, Inc.,
Gloucester, Massachusetts

Officers

C. James Prieur,# President
Stephen E. Cavan,* Secretary and Clerk
James R. Bordewick, Jr.,* Assistant Secretary
James O. Yost,* Treasurer
Mark E. Bradley,* Assistant Treasurer
Ellen Moynihan,* Assistant Treasurer

Investment Adviser

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Portfolio Managers*

Jean O. Alessandro
David A. Antonelli
John W. Ballen
Stephen C. Bryant
David M. Calabro
Mitchell D. Dynan
Joseph C. Flaherty, Jr.
Geoffrey L. Kurinsky
John D. Laupheimer, Jr.
David R. Mannheim
Paul M. McMahon
Stephen E. Nothern
Lisa B. Nurme
Stephen Pesek
Bernard Scozzafava
David Sette-Ducati
Maura A. Shaughnessy
Toni Y. Shimura
Frederick J. Simmons
Brian E. Stack

+Independent Trustee
#Sun Life Assurance Company of Canada
*MFS Investment Management[RegTM]





                                                             SUN-3C 08/00 280.6M